EXECUTION COPY

                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

                          dated as of December 18, 2001

                                      among

                          DEEPWATER DRILLING II L.L.C.,

                       DEEPWATER INVESTMENT TRUST 1999-A,
                              as Investment Trust,

                              WILMINGTON TRUST FSB,
                         not in its individual capacity
      except as expressly stated herein, but solely as Investment Trustee,

                            WILMINGTON TRUST COMPANY,
               not in its individual capacity except as expressly
                provided herein, but solely as Charter Trustee,

                        VARIOUS FINANCIAL INSTITUTIONS,
                           as Certificate Purchasers,

                          HATTERAS FUNDING CORPORATION,
                           as the Conduit (Hatteras),

                              PARADIGM FUNDING LLC,
                           as the Conduit (Paradigm),

                          LIBERTY STREET FUNDING CORP.,
                            as the Conduit (Liberty),

                        VARIOUS FINANCIAL INSTITUTIONS,
                            as Liquidity Purchasers,

                             BANK OF AMERICA, N.A.,
                            as Administrative Agent

                  THE ROYAL BANK OF SCOTLAND, NEW YORK BRANCH,
                            as Co-Syndication Agent

                              FORTIS CAPITAL CORP.,
                            as Co-Syndication Agent

                            THE BANK OF NOVA SCOTIA,
                            as Co-Documentation Agent

             WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH,
                            as Co-Documentation Agent

       THE PERSON NAMED ON SCHEDULE II TO THE INVESTMENT TRUST AGREEMENT,
                        as Investment Trust Beneficiary

                VARIOUS FINANCIAL INSTITUTIONS AS ADMINISTRATORS
                            AND AS LIQUIDITY AGENTS

      solely with respect to Sections 2.15, 9.4, 12.13(b), and 12.13(d)
                             -------------  ---  --------      --------
                        TRANSOCEAN SEDCO FOREX INC. and
                                  CONOCO INC.,

                                      and
               solely with respect to Sections 5.2 and 6.4,
                                      ------------     ---

                      RBF DEEPWATER EXPLORATION II INC. and
                           CONOCO DEVELOPMENT II INC.

                                      SECTION 1
                             DEFINITIONS; INTERPRETATION

                                      SECTION 2
                             COMMITMENTS OF THE PARTIES

SECTION 2.1     Certain Documentation Date Events. . . . . . . . . . . . . . . .   2
SECTION 2.2     Certain Refinancing Date Events. . . . . . . . . . . . . . . . .   2
SECTION 2.3     Contributions by Certificate Purchasers; Advance by the Conduit.   3
SECTION 2.4     Certificates and Payments. . . . . . . . . . . . . . . . . . . .   3
SECTION 2.5     Limitations on Contributions and Advances. . . . . . . . . . . .   4
SECTION 2.6     Application of Proceeds. . . . . . . . . . . . . . . . . . . . .   5
SECTION 2.7     [Intentionally Omitted]. . . . . . . . . . . . . . . . . . . . .   5
SECTION 2.8     Postponement . . . . . . . . . . . . . . . . . . . . . . . . . .   5
SECTION 2.9     Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
SECTION 2.10    [Intentionally Omitted]. . . . . . . . . . . . . . . . . . . . .   7
SECTION 2.11    Refinancing Request; Timing of Advances and Contributions. . . .   7
SECTION 2.12    Computations . . . . . . . . . . . . . . . . . . . . . . . . . .   7
SECTION 2.13    Charter Hire Payments. . . . . . . . . . . . . . . . . . . . . .   8
SECTION 2.14    Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECTION 2.15    Payments Under the Ship Mortgage; Limitation on Foreclosure. . .   8
SECTION 2.16    Payment to each Conduit on Charter Hire Payment Date . . . . . .   9

                                    SECTION 3
          DOCUMENTATION DATE; DOCUMENTATION DATE CONDITIONS PRECEDENT

SECTION 3.1     Documentation Date . . . . . . . . . . . . . . . . . . . . . . .   9
SECTION 3.2     Conditions Precedent to Documentation Date . . . . . . . . . . .   9

                                    SECTION 4
              EFFECTIVE DATE; REFINANCING DATE CONDITIONS PRECEDENT

SECTION 4.1     Effective Date . . . . . . . . . . . . . . . . . . . . . . . . .  12
SECTION 4.2     Conditions Precedent to Refinancing Date . . . . . . . . . . . .  12
SECTION 4.3     Head Lease Transaction . . . . . . . . . . . . . . . . . . . . .  15
SECTION 4.4     Replacement Conditions . . . . . . . . . . . . . . . . . . . . .  15
SECTION 4.5     Accounting Changes . . . . . . . . . . . . . . . . . . . . . . .  16

                                    SECTION 5
                         REPRESENTATIONS AND WARRANTIES

SECTION 5.1     Representations and Warranties of Deepwater. . . . . . . . . . .  17


                                        i

                                TABLE OF CONTENTS
                                    (Cont.)

                                                                                 Page
                                                                                 ----

SECTION 5.2     Representations and Warranties of Members. . . . . . . . . . . .  21
SECTION 5.3     Representations and Warranties of the Investment Trust and
                the Investment Trust Beneficiary . . . . . . . . . . . . . . . .  22
SECTION 5.4     Representations and Warranties of the Liquidity Purchasers
                and Certificate Purchasers . . . . . . . . . . . . . . . . . . .  23
SECTION 5.5     Representations and Warranties of the Trustees . . . . . . . . .  25

                                    SECTION 6
                        CERTAIN COVENANTS AND AGREEMENTS

SECTION 6.1     Covenants of Deepwater . . . . . . . . . . . . . . . . . . . . .  27
SECTION 6.2     Certain Covenants of the Charter Trustee, the Investment
                Trustee, the Investment Trust and Investment Trust Beneficiary .  31
SECTION 6.3     Covenants of the Funding Participants. . . . . . . . . . . . . .  33
SECTION 6.4     Covenants of the Members . . . . . . . . . . . . . . . . . . . .  34
SECTION 6.5     Hedging Agreements . . . . . . . . . . . . . . . . . . . . . . .  35
SECTION 6.6     [Intentionally Omitted]. . . . . . . . . . . . . . . . . . . . .  36
SECTION 6.7     Charter Extension Option . . . . . . . . . . . . . . . . . . . .  36
SECTION 6.8     Excessive Use Indemnity. . . . . . . . . . . . . . . . . . . . .  36

                                    SECTION 7
                               CERTAIN PROCEDURES

SECTION 7.1     Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 7.2     Increased Costs and Reduction of Return. . . . . . . . . . . . .  37
SECTION 7.3     Funding Losses . . . . . . . . . . . . . . . . . . . . . . . . .  38
SECTION 7.4     Inability to Determine Rates . . . . . . . . . . . . . . . . . .  38
SECTION 7.5     Reserves on Base Rate Advances . . . . . . . . . . . . . . . . .  39
SECTION 7.6     Certificates of Funding Participants . . . . . . . . . . . . . .  39
SECTION 7.7     Substitution of Funding Participants;
                Change in Applicable Office; Prepayments . . . . . . . . . . . .  39
SECTION 7.8     Legal and Tax Representation . . . . . . . . . . . . . . . . . .  40
SECTION 7.9     Failure of a Certificate Purchaser to Fund . . . . . . . . . . .  40

                                    SECTION 8
                          PAYMENT OF CERTAIN EXPENSES

SECTION 8.1     Transaction Expenses . . . . . . . . . . . . . . . . . . . . . .  42
SECTION 8.2     Transaction Expenses if Closing does not Occur . . . . . . . . .  42
SECTION 8.3     On-Going Expenses. . . . . . . . . . . . . . . . . . . . . . . .  42


                                       ii

                                TABLE OF CONTENTS
                                    (Cont.)

                                                                                 Page
                                                                                 ----

                                    SECTION 9
          RESTRICTIONS ON TRANSFERS; CHANGE OF CONTROL; MEMBER TRANSFER

SECTION 9.1     Restrictions on the Funding Participants . . . . . . . . . . . .  43
SECTION 9.2     Restrictions on Trustees and Investment Trust Beneficiary. . . .  45
SECTION 9.3     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 9.4     Change of Control. . . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 9.5     Member Transfer. . . . . . . . . . . . . . . . . . . . . . . . .  47

                                   SECTION 10
                                INDEMNIFICATION

SECTION 10.1    General Indemnity. . . . . . . . . . . . . . . . . . . . . . . .  47
SECTION 10.2    General Indemnity Exclusions . . . . . . . . . . . . . . . . . .  48
SECTION 10.3    Proceedings in Respect of Claims . . . . . . . . . . . . . . . .  50
SECTION 10.4    General Tax Indemnity. . . . . . . . . . . . . . . . . . . . . .  51

                                   SECTION 11
                                     AGENTS

SECTION 11.1    Appointment of Administrative Agent and Investment Trust
                Beneficiary; No Duties . . . . . . . . . . . . . . . . . . . . .  60
SECTION 11.2    Delegation of Duties . . . . . . . . . . . . . . . . . . . . . .  61
SECTION 11.3    Exculpatory Provisions . . . . . . . . . . . . . . . . . . . . .  61
SECTION 11.4    Reliance by Administrative Agent and the Investment Trust
                Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . .  62
SECTION 11.5    [Intentionally Omitted]. . . . . . . . . . . . . . . . . . . . .  62
SECTION 11.6    Non-Reliance on Administrative Agent or Investment Trust
                Beneficiary and Other Funding Participants . . . . . . . . . . .  62
SECTION 11.7    Indemnification. . . . . . . . . . . . . . . . . . . . . . . . .  63
SECTION 11.8    Administrative Agent and Investment Trust Beneficiary. . . . . .  64
SECTION 11.9    Successor Administrative Agent and Investment Trust
                Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . .  64

                                   SECTION 12
                                  MISCELLANEOUS

SECTION 12.1    Survival of Agreements . . . . . . . . . . . . . . . . . . . . .  66
SECTION 12.2    No Broker; etc . . . . . . . . . . . . . . . . . . . . . . . . .  66
SECTION 12.3    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
SECTION 12.4    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . .  68
SECTION 12.5    Amendments, Waivers and Consents . . . . . . . . . . . . . . . .  68


                                      iii

                                TABLE OF CONTENTS
                                    (Cont.)

                                                                                 Page
                                                                                 ----

SECTION 12.6    Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . .  70
SECTION 12.7    Headings; etc. . . . . . . . . . . . . . . . . . . . . . . . . .  70
SECTION 12.8    Parties in Interest. . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 12.9    Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 12.10   Severability . . . . . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 12.11   Further Assurances . . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 12.12   Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 12.13   Limitations on Recourse. . . . . . . . . . . . . . . . . . . . .  71
SECTION 12.14   Applicable Laws. . . . . . . . . . . . . . . . . . . . . . . . .  73
SECTION 12.15   Right to Inspect . . . . . . . . . . . . . . . . . . . . . . . .  73
SECTION 12.16   Accounts, Distribution of Payments and Flow of Funds . . . . . .  73
SECTION 12.17   Attorneys-in-Fact. . . . . . . . . . . . . . . . . . . . . . . .  74
SECTION 12.18   Successor Trustees; Jurisdiction of Trust. . . . . . . . . . . .  74
SECTION 12.19   Third-Party Beneficiaries. . . . . . . . . . . . . . . . . . . .  74
SECTION 12.20   Consent to Jurisdiction. . . . . . . . . . . . . . . . . . . . .  74
SECTION 12.21   Deepwater Acknowledgment With Respect to Charter Trust Agreement  75
SECTION 12.22   Appointment of Wilmington Trust FSB as Attorney-in-Fact
                on behalf of the Beneficial Owners; Powers of Attorney . . . . .  75
SECTION 12.23   Non-Defaulting Drilling Party's Right to Pursue Contests . . . .  75
SECTION 12.24   Non-Petition . . . . . . . . . . . . . . . . . . . . . . . . . .  76
SECTION 12.25   Payments to Conduits . . . . . . . . . . . . . . . . . . . . . .  76
SECTION 12.26   UCC-1 Authorization. . . . . . . . . . . . . . . . . . . . . . .  76

                                    EXHIBITS

EXHIBIT A          -     Form of Funding Indemnity Letter
EXHIBIT B          -     Form of Notice of Return Rate
EXHIBIT C                Form of Opinion of Baker Botts L.L.P., special counsel
                         to Deepwater
EXHIBIT D                Form of Opinion of Wayne K. Anderson, Corporate Counsel
                         to Conoco
EXHIBIT E                Form of Opinion of William E. Turcotte, Associate
                         General Counsel to Transocean
EXHIBIT F          -     Form of Opinion of Arias, Fabrega & Fabrega
EXHIBIT G          -     Form of Opinion of Richards Layton & Finger
EXHIBIT H-1        -     Form of Deepwater Member's Secretary's Certificate
EXHIBIT H-2        -     Form of Conoco Member Secretary's Certificate
EXHIBIT H-3        -     Form of Transocean Member Secretary's Certificate
EXHIBIT H-4        -     Form of Conoco's Secretary's Certificate
EXHIBIT H-5        -     Form of Transocean's Secretary's Certificate
EXHIBIT H-6        -     Form of Deepwater Member's Certificate
EXHIBIT H-7        -     Form of Conoco Member Officer's Certificate
EXHIBIT H-8        -     Form of Transocean Member Officer's Certificate
EXHIBIT H-9        -     Form of Conoco's Officer's Certificate
EXHIBIT H-10       -     Form of Transocean's Officer's Certificate
EXHIBIT I-1        -     Form of Investment Trustee's Officer's Certificate
EXHIBIT I-2        -     Form of Charter Trustee's Officer's Certificate
EXHIBIT J          -     Form of Refinancing Request
EXHIBIT K          -     Form of Assignment and Assumption Agreement
EXHIBIT L-1        -     Hedging Agreements
EXHIBIT L-2        -     Deepwater Hedging Agreements
EXHIBIT M          -     Form of Subcharter
EXHIBIT N-1        -     Special Power of Attorney on Behalf of Wilmington
                         Trust FSB and the Beneficial Owners
EXHIBIT N-2        -     Special Power of Attorney on Behalf of Wilmington Trust
                         Company
EXHIBIT O          -     Form of Opinion of Walkers, Cayman counsel to
                         Transocean
EXHIBIT P          -     Form of Offer Letter

                                    SCHEDULES

SCHEDULE 1         -     List of UCC and Other Necessary Security Filings
SCHEDULE 2         -     Funding Participant Notice Addresses, Payment
                         Instructions and Responsible Officers
SCHEDULE 3         -     OFE
SCHEDULE 4         -     Terms of Subordination for Subordinated Debt
SCHEDULE 5         -     Transaction Documents

     THIS AMENDED AND RESTATED PARTICIPATION AGREEMENT, dated as of December 18, 2001 (this "Agreement" or "Participation Agreement"), is entered into by and
              ---------        -----------------------
among  DEEPWATER  DRILLING  II  L.L.C.,  a  Delaware  limited  liability company
("Deepwater"),  WILMINGTON  TRUST  FSB,  a  Federal  savings  bank,  not  in its
------------
individual capacity except as expressly provided herein, but solely as trustee under the Investment Trust Agreement (the "Investment Trustee"), DEEPWATER
                                                 ------------------
INVESTMENT  TRUST  1999-A,  a  Delaware business trust (the "Investment Trust"),
                                                             ----------------
WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as expressly provided herein, but solely as trustee under the Charter Trust Agreement (the "Charter Trustee"), VARIOUS FINANCIAL
                                  ----------------
INSTITUTIONS, as Certificate Purchasers (as defined herein), HATTERAS FUNDING CORPORATION, as the Conduit (Hatteras), LIBERTY STREET FUNDING CORP., as the Conduit (Liberty), PARADIGM FUNDING LLC, as the Conduit (Paradigm), VARIOUS FINANCIAL INSTITUTIONS, as Liquidity Purchasers (as defined herein), BANK OF AMERICA, N.A., as Administrative Agent, the Person named on Schedule II to the Investment Trust Agreement, as Investment Trust Beneficiary, various ADMINISTRATORS (as defined herein) and LIQUIDITY AGENTS (as defined herein), solely with respect to Sections 2.15, 9.4 and 12.13(b), and 12.13(d), TRANSOCEAN
                       -------------  ---     --------      --------
SEDCO  FOREX  INC.  and CONOCO INC., and solely with respect to Sections 5.2 and
                                                                ------------
6.4, RBF DEEPWATER EXPLORATION II INC., a Nevada corporation, and CONOCO DEVELOPMENT II INC., a Delaware corporation (each, a "Member").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Deepwater supervised the construction of the Vessel pursuant to the Construction Contract and the acquisition and installation of the OFE;

     WHEREAS, on the Closing Date, the Original Certificate Purchasers made advances to the Charter Trustee and the Investment Trust (and the Investment Trust advanced such amounts advanced to it from the Original Certificate Purchasers to the Charter Trustee) pursuant to the Participation Agreement dated as of the Closing Date, among Deepwater, the Investment Trust, the Trustees, the Documentation Agent (as defined therein), various financial institutions, as Certificate Purchasers, the Drilling Parties, R&B Falcon Corporation and Conoco Inc., RBF Deepwater Exploration II Inc. and Conoco Development II, Inc. (the "Original Participation Agreement"), to fund the acquisition of the Drillship
 ----------------------------------
and  certain  other  costs;

     WHEREAS, on the Closing Date, (i) in exchange for the advances made by the Original Certificate Purchasers to the Charter Trustee and the Investment Trust, as applicable, the Charter Trustee issued Original Series A Charter Trust Certificates to the Original Certificate Purchasers and the Investment Trust issued Original Investment Trust Certificates to the Original Certificate Purchasers and (ii) in exchange for the advances made by the Investment Trust to the Charter Trustee, the Charter Trustee issued a Series B Charter Trust Certificate to the Investment Trust;

     WHEREAS, the Charter Trustee advanced to Deepwater all funds received directly and indirectly from the Original Certificate Purchasers primarily to reimburse or to pay for costs it incurred in connection with the construction (and financing thereof) and acquisition of the Drillship;

     WHEREAS, on the Closing Date, the Charter Trustee acquired title to the Drillship from Deepwater and the Charter Trustee chartered the Drillship to Deepwater;

     WHEREAS, each of the parties hereto desires to refinance the Original Series A Trust Certificates and the Original Investment Trust Certificates and otherwise amend and restate the Original Participation Agreement in its entirety as set forth herein; and

     WHEREAS, as of the date hereof, each of the Original Certificate Purchasers entered into a Consent and Amendment to the Participation Agreement and Certain Transaction Documents with Deepwater and the Trustees, to, among other things, consent to the amendments contained herein and the other Transaction Documents;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                          DEFINITIONS; INTERPRETATION

     Unless the context otherwise requires, capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in Appendix
                                                                        --------
1  of  this  Agreement  and,  for  all  purposes of this Agreement, the rules of
-
interpretation  set  forth  in  such  Appendix  1  apply.
                                      -----------

                                    SECTION 2

                           COMMITMENTS OF THE PARTIES

     Subject to the terms and conditions of this Agreement and the other Transaction Documents and in reliance on the representations and warranties set forth herein or made pursuant hereto, each of the parties hereto agrees to participate in the transactions contemplated by this Agreement and the other Transaction Documents and, among other things, to take each of the actions to be taken by it on the Documentation Date and the Refinancing Date, as more fully described  in  this  Section  2.
                     ----------

     SECTION  2.1  Certain Documentation Date Events.  On the Documentation Date
                   ---------------------------------
each party thereto shall execute each Transaction Document set forth on Schedule 5.

     SECTION 2.2  Certain Refinancing Date Events.  On the Refinancing Date, the
                  -------------------------------
following  shall  occur:

     (a) (i) the Certificate Purchasers shall make Contributions to the Charter Trustee pursuant to Section 2.3(a) in an aggregate amount equal to the
                              --------------
Series A Portion of the Refinancing Amount and (ii) in exchange for such Contributions the Charter Trustee shall issue Series A Charter Trust Certificates to the Certificate Purchasers;

     (b)     the  Charter  Trustee  shall apply the Contributions made in clause
                                                                          ------
(a)  above  to  pay, cancel and redeem the Original Series A Trust Certificates;
---

     (c) (i) The Conduits or Liquidity Purchasers shall make Advances to the Investment Trust pursuant to Section 2.3(b) and the Loan Agreement in an
                                 ---------------
aggregate amount equal to the Lender Portion of the Refinancing Amount and (ii) in exchange for such Advances, the Investment Trust shall issue Notes to the applicable Conduits and/or Liquidity Purchasers;

     (d) the Investment Trust shall apply the Advances to pay, cancel and redeem the Original Investment Trust Certificates provided, that no funds
                                                        --------
Advanced by the Conduit (Hatteras) shall be used to purchase any interest of Bank of America in any of the Original Certificates;

     (e)     the  Series  B  Charter  Trust  Certificate  issued  by the Charter
Trustee to the Investment Trust on the Closing Date shall be amended and restated to conform to the transactions contemplated by this Agreement, but shall remain outstanding;

     (f) all Fees and Transaction Expenses then due and payable shall be paid in full by, or on behalf of, Deepwater to the Persons entitled to receive such payments; and

     (g) when the Effective Date has occurred the Investment Trust shall return the letter of credit maintained pursuant to Section 6.9 of the Original Participation Agreement to Transocean.

     SECTION  2.3  Contributions  by  Certificate  Purchasers;  Advance  by  the
                   -------------------------------------------------------------
Conduit.
-------

     (a) Subject to the terms and conditions of this Agreement, the Depository Agreement and the Trust Agreements and in reliance on the representations and warranties set forth herein or made hereto, after receipt of a Refinancing Request each Certificate Purchaser shall contribute its Certificate Purchaser Commitment to the Charter Trustee on the Refinancing Date in immediately available funds (each a "Contribution").
                                              ------------

     (b) Subject to the terms and conditions of this Agreement, the Loan Agreement, the Depository Agreement and the Trust Agreements and in reliance on the representations and warranties set forth herein or made hereto, after receipt of a Refinancing Request each Liquidity Purchaser shall extend Liquidity Purchaser Commitments pursuant to each LAPA to make Liquidity Purchases from time to time in an amount outstanding at any time not to exceed its Liquidity Purchaser Commitment Amount, and either (x) each Conduit may, in its sole discretion elect to (A) issue Commercial Paper Notes or (B) sell Percentage Interests under each LAPA to which it is a party, each in sufficient amount in the aggregate to generate its Conduit Loan Amount and, from the proceeds thereof, advance its Conduit Loan Amount to the Investment Trustee on the Refinancing Date in immediately available funds or (y) each Applicable Liquidity Purchaser shall make Facility Loans on the Refinancing Date in immediately available funds pursuant to the Loan Agreement, in sufficient amount in the aggregate to generate its Conduit's Conduit Loan Amount (each, an "Advance")
                                                                       -------
each of which such Advance in the aggregate shall equal the Lender Portion of the Refinancing Amount.

     SECTION  2.4  Certificates  and  Payments.
                   ---------------------------

     (a)     Certificate  Purchasers.  In exchange for each Contribution made by
             -----------------------
each  Certificate Purchaser pursuant to Section 2.3(a), the Charter Trustee will
                                        --------------
issue and deliver to each such Certificate Purchaser: (i) one Conoco Series A Charter Trust Certificate representing 40% of such Certificate Purchaser's Contribution (which together with all other Conoco Series A Charter Trust Certificates shall have, in the aggregate, a principal amount equal to 40% of the Series A Portion of the Refinancing Amount) and (ii) one Transocean Series A Charter Trust Certificate representing 60% of such Certificate Purchaser's Contribution (which together with all other Transocean Series A Charter Trust Certificates shall have, in the aggregate, a principal amount equal to 60% of the Series A Portion of the Refinancing Amount). Each Certificate Purchaser shall be entitled to receive on the last day of any Return Period in which the Charter Balance is greater than zero (as measured before giving effect to any amounts paid in reduction of the Charter Balance on the last day of such Return Period), a return on its Certificate Purchaser Amount at the Certificate Return Rate to but excluding the date of payment. Any payment required to be made to the Certificate Purchasers by the Charter Trustee pursuant to any Transaction Document shall be made in accordance with the Depository Agreement and Article IV of the Charter Trust Agreement, as applicable.

     (b)     Investment  Trust.  On  the  Closing  Date,  the  Investment  Trust
             -----------------
advanced certain funds to the Charter Trustee in exchange for a Series B Trust Charter Certificate issued by the Charter Trustee. The Investment Trust shall be entitled to receive on the last day of any Return Period (after January 1, 2002) in which the Lender Balance is greater than zero (as measured before giving effect to any amounts paid in reduction of the Lender Balance on the last day of such Return Period), a return on the Lender Balance at the Loan Return Rate to but excluding the date of payment. Any payment required to be made to the Investment Trust by the Charter Trustee pursuant to any Transaction Document shall be made in accordance with the Depository Agreement and Article IV of the Charter Trust Agreement, as applicable.

     (c)     Counterpart  Certificates.  Series  A  Charter  Trust  Certificates
             -------------------------
shall only be issued by the Charter Trustee in pairs consisting of one Transocean Series A Charter Trust Certificate and one Conoco Series A Charter Trust Certificate (each, in relation to the other, a "Counterpart Series A
                                                            --------------------
Charter Trust Certificate").  Each Series A Charter Trust Certificate shall bear
-------------------------
an indication of the number assigned to its Counterpart Series A Charter Trust Certificate.

     SECTION  2.5  Limitations  on  Contributions  and  Advances.
                   ---------------------------------------------

     (a)     Limitation  on  Disbursements  and  Capitalizations.  The aggregate
             ---------------------------------------------------
amount of Contributions made by the Certificate Purchasers hereunder shall not exceed the Series A Portion of the Refinancing Amount, and the aggregate amount of each Contribution made by any Certificate Purchaser hereunder shall not exceed such Certificate Purchaser's Commitment. The amount of the Advances made by the Lenders, hereunder and under the Loan Agreement, shall not exceed the Lender Portion of the Refinancing Amount and the amount of Advances made by each Lender on the Refinancing Date, hereunder and under the Loan Agreement, shall not exceed (i) with respect to each Conduit, its Conduit Loan Amount or (ii) with respect to each Liquidity Purchaser, its Facility Lender Commitment Amount.

     (b)     Contributions  and Advances.  The Charter Trustee shall be entitled
             ---------------------------
to one and only one Contribution from each Certificate Purchaser which shall occur on the Refinancing

Date  or  as  otherwise  permitted pursuant to Section 2.8. The Investment Trust
                                               -----------
shall be entitled to no more than one and only one Advance from each Conduit or its Applicable Liquidity Purchaser or Applicable Liquidity Purchasers (if such Conduit fails to make such Advance), which shall occur on the Refinancing Date in accordance with the Loan Agreement or as otherwise permitted pursuant to
Section  2.8.
------------

     (c)     Obligations  Several.  The obligations of the Funding Participants,
             --------------------
the Agents, the Depository and the Trustees under this Agreement and the other Transaction Documents shall be several and not joint obligations, and no Participant shall be liable or responsible for the acts or defaults of any other Participant under any Transaction Document.

     SECTION  2.6  Application  of  Proceeds.  On  the  Refinancing  Date:
                   -------------------------

     (a) upon receipt by the Charter Trustee of the Contributions by the Certificate Purchasers pursuant to Section 2.3(a) and the satisfaction or waiver
                                   --------------
in writing by the Administrative Agent on behalf of the Funding Participants of each of the applicable conditions set forth in Sections 2.8, 3.2 and 4.2, the
                                                  ------------  ---     ---
Charter Trustee shall pay, cancel and redeem each Original Series A Trust Certificate; provided that no funds advanced by the Conduit (Hatteras) shall be
              -------- ----
used to purchase any interest of Bank of America in any of the Original Certificates; and

     (b)     upon  receipt  by  the Investment Trust of the Advances pursuant to
Section  2.3(b) and the Loan Agreement and the satisfaction or waiver in writing
---------------
by the Administrative Agent on behalf of the Funding Participants of each of the applicable conditions set forth in Sections 2.8, 3.2 and 4.2, the Investment
                                       ------------  ---     ---
Trust shall pay, cancel and redeem each Original Investment Trust Certificate; provided that, no funds advanced by the Conduit (Hatteras) shall be used to
--------  ----
purchase  any  interest  of Bank of America in any of the Original Certificates;

     SECTION  2.7  [Intentionally  Omitted].

     SECTION  2.8  Postponement.
                   ------------

     (a) If any Certificate Purchasers have made Contributions on the Refinancing Date and the conditions precedent to such Contribution have not been satisfied or waived on such date (as such, a "Postponed Contribution"),
                                                       ----------------------
Deepwater shall pay to the Charter Trustee, for the benefit of such Certificate Purchaser which has made a Postponed Contribution, yield (the "Postponement
                                                                    ------------
Yield")  on  such  Postponed  Contribution  at  a  rate  per  annum equal to the
------
Certificate Return Rate, from the time such Postponed Contribution is made to but excluding the first to occur of (i) such Postponed Contribution being repaid in full, (ii) the Effective Date (whereupon the Certificate Return Rate determined in accordance with Section 2.4(a) shall apply to any such Postponed
                                --------------
Contribution) or (iii) the Postponed Contribution is returned to the applicable Funding Participant. If the Refinancing has not occurred before December 28, 2001, the Charter Trustee shall immediately return the amount of the Postponed Contribution to the applicable Certificate Purchaser upon its request.

     (b) If any Lender has made an Advance on the Refinancing Date and the conditions precedent to such Advance have not been satisfied or waived on such date (as such, a "Postponed Advance"), Deepwater shall pay to the Charter
                      ------------------
Trustee,  for the benefit of such Lender, interest

(the "Postponement  Interest", and  together  with  the  Postponement Yield, the
      ----------------------
"Postponement  Payment")  on such Postponed Advance at a rate per annum equal to
 ---------------------
the Loan Return Rate, from the time such Conduit issues Commercial Paper Notes or sells Percentage Interests in order to make available such Postponed Advance or such other Lender makes its Advance to but excluding the first to occur of
(i) such time as such Postponed Advance made or such Commercial Paper Notes are repaid in full, (ii) the Effective Date (whereupon the Loan Return Rate determined in accordance with Section 2.4(b) shall apply to any such Postponed
                                --------------
Advance) or (iii) the Postponed Advance is returned to the applicable Funding Participant. If the Refinancing has not occurred before December 28, 2001, the Investment Trustee shall immediately return the amount of the Postponed Advance to the applicable Funding Participant upon its request.

     Neither the Investment Trust nor the Charter Trustee shall be required to invest the Contributions or the Advances in interest-bearing accounts, but the Charter Trustee shall, upon the direction of Deepwater (or, if a Charter Event of Default exists, the Majority Funding Participants), invest such funds in Permitted Investments to the extent it is able to do so. Amounts held by the Charter Trustee and the Investment Trust may be pooled for this purpose and, if so pooled, then the Charter Trustee shall open a separate account for each of the Postponed Contributions (the "Postponed Contributions Account") and the
                                      --------------------------------
Postponed  Advance  (the  "Postponed  Advance Account"), and place the Postponed
                           --------------------------
Contributions in such Postponed Contributions Account and the Postponed Advance in such Postponed Advance Account. Any Postponement Payment shall be due and payable by Deepwater on the Effective Date and such payment shall be an additional condition precedent to such Effective Date. On the Effective Date, the Charter Trustee is hereby directed (i) to liquidate any Permitted
Investments  then  held  pursuant  to  this  Section 2.8, (ii) to distribute the
                                             -----------
Postponed  Contribution  in  accordance with Section 2.6(a), (iii) to distribute
                                             --------------
the  Postponed  Advance in accordance with Section 2.6(b) and (iv) to distribute
                                           --------------
any  proceeds  of  Permitted Investments held pursuant to this Section 2.8:  (x)
                                                               -----------
with respect to the funds held in the Postponed Contribution Account in excess of the amount of the Postponed Contributions, to each Certificate Purchaser pro
                                                                             ---
rata  (based  on  the  relation  that  such  Certificate  Purchaser's  Postponed
----
Contribution bears to the aggregate of all Postponed Contributions) and (y) with respect to the funds held in the Postponed Advance Account in excess of the amount of the Postponed Advance, to each applicable Conduit and the Liquidity Purchasers, pro rata (based on the relation that such Conduits or Liquidity
             ---  ----
Purchaser's Postponed Advance bears to the aggregate of all Postponed Advances), in each case for application to Deepwater's obligation to pay Postponement Yield and Postponement Interest, respectively.

     If the Refinancing Date has not occurred by December 28, 2001, then (1) the Postponement Payment shall be due and payable on December 28, 2001 and (2) the Charter Trustee is hereby directed to liquidate any Permitted Investments then held pursuant to this Section 2.8 and to pay to (i) each Certificate Purchaser
                        -----------
on December 28, 2001 (x) the Postponed Contribution funded by such Certificate Purchaser and (y) the proceeds of any Permitted Investments held pursuant to this Section 2.8 in the Contribution Account in excess of the amount of the
      ------------
Postponed Contribution refunded to such Certificate Purchaser pro rata (based on
                                                              --------
the relation that such Certificate Purchaser's Postponed Contribution bears to the aggregate of all Contributions) to be applied to Deepwater's obligation to pay Postponement Yield to such Certificate Purchaser and (ii) each Conduit or Liquidity Purchaser, as the case may be, on December 28, 2001 (x) the Postponed Advance funded by such Conduit or Liquidity Purchaser, as the case may be, and (y) the proceeds of any Permitted Investments held pursuant to this Section 2.8 in the Postponed Advance Account in excess of the
                   -----------
amount of the Postponed Advance refunded to each applicable Conduit and the Liquidity Purchasers, pro rata (based on the relation that such Conduits or
                        ---  ----
Liquidity Purchaser's Postponed Advance bears to the aggregate of all Postponed Advances), to be applied to Deepwater's obligation to pay Postponement Interest to such Person.

     SECTION  2.9  Records.  Upon  the  making  of  its  Contribution,  each
                   -------
Certificate Purchaser shall make a notation in its records indicating the amount of such Contribution and the Certificate Purchaser Amount of such Certificate Purchaser as of the Refinancing Date. Each Certificate Purchaser is hereby authorized to record the date and amount of its Contribution, each continuation thereof, the date and amount of each payment or capitalization of Series A Return with respect thereto, the date and amount of each payment or repayment of Certificate Purchaser Amount of such Certificate Purchaser and the length of each Return Period with respect thereto, in its records, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The failure to make any recordation described in this
Section  2.9 or any error in such recordation shall not affect the obligation of
------------
the Charter Trustee with respect of such Certificates, or the obligation of Deepwater to pay Charter Hire in accordance with the Transaction Documents.

     SECTION  2.10  [Intentionally  Omitted].

     SECTION  2.11  Refinancing  Request;  Timing of Advances and Contributions.
                    -----------------------------------------------------------
With respect to the Contributions and Advances, Deepwater shall give the Administrative Agent and Charter Trustee, either of which shall deliver a copy thereof to the Investment Trustee, the Funding Participants and each other Agent prior written notice not later than 10:00 a.m., New York time, not less than three (3) Business Days prior to the proposed Refinancing Date, pursuant to a Refinancing Request. Any Refinancing Request delivered by Deepwater to the Charter Trustee later than 4:00 p.m., New York time, on any day shall be deemed to have been delivered on the next Business Day. Subject to timely delivery of the Refinancing Request (together with a funding indemnity letter from each of Conoco and Transocean in the form attached hereto as Exhibit A) and the other
                                                        ---------
terms and conditions of the Transaction Documents, each Funding Participant shall make its Contribution or Advance, as applicable, available to the Charter Trustee and the Investment Trust, respectively, in an account at the Charter Trustee's corporate trust department designated by the Charter Trustee by 12:00 noon, New York time, on the Refinancing Date, and the Charter Trustee and the Investment Trust shall apply any such amounts so received not later than 3:00 p.m., New York time, on such Refinancing Date in accordance with, and subject to, Section 2.6 or 2.8, as applicable.
     ------------      ---

     SECTION  2.12  Computations.
                    ------------

     (a)     Determination  of  Return  Rates  and  Fees.  All  computations  of
             -------------------------------------------
accrued amounts pursuant to the Transaction Documents shall be made on the basis of the actual number of days elapsed in a 360-day year; provided, that any
                                                              --------
amount calculated using the Alternate Rate shall be calculated on the basis of the actual number of days elapsed in a 365-day or 366-day year, as applicable. The Charter Trustee shall, as soon as practicable, but in no event later than 11:00 a.m., New York time, on the date two (2) Business Days before the effectiveness of each

Return Rate, cause to be determined each such Return Rate and notify each Funding Participant and Deepwater thereof by delivery of a notice of Return Rate in substantially the form of Exhibit B hereto; provided, however, that the
                                  ----------         --------  -------
Administrative Agent shall have the right to determine the Return Rates and to deliver notice of such Return Rates instead of Charter Trustee in connection with the Return Period beginning on the Refinancing Date.

     (b)     Disbursement  Information.  The  Charter  Trustee shall deliver the
             -------------------------
Disbursement  Information  to  Deepwater  and  the Depository in accordance with
Section  4.3  of  the  Depository  Agreement.

     (c)     Conclusive Determinations.  All information provided by the Charter
             -------------------------
Trustee  or  Administrative  Agent, as the case may be, pursuant to this Section
                                                                         -------
2.12  for  the  purposes  of  any  Transaction  Document shall be conclusive and
----
binding on the Charter Trustee, the Investment Trust, Deepwater and each Funding Participant in the absence of manifest error.

     SECTION  2.13  Charter  Hire Payments.  Charter Hire shall be paid by or on
                    ----------------------
behalf of Deepwater in immediately available funds in accordance with the Depository Agreement and the Charter. All such payments shall be paid by the Depository to the Trustees, the Investment Trust or each Funding Participant, as applicable, not later than 2:00 p.m., New York time, on the date due. Funds received after such time shall for all purposes of the Transaction Documents be deemed to have been received on the next succeeding Business Day.

     SECTION  2.14  Fees.
                    ----

     (a)     Facility  Fee.  Deepwater  shall  pay to each Liquidity Purchaser a
             -------------
nonrefundable fee on each Charter Hire Payment Date, commencing with the January 2002 Charter Hire Payment Date, (the "Facility Fee") equal to such Liquidity
                                          ------------
Purchaser Commitment Amount for the immediately preceding Return Period multiplied by .25%.

     (b)     Program  Fee.  Deepwater  shall pay to each Conduit a nonrefundable
             ------------
Program Fee on each Charter Hire Payment Date, commencing with the January 2002 Charter Hire Payment Date, for the immediately preceding Return Period pursuant to the terms of the Conduit Fee Letter.

     (c)     Upfront  Fee.  Deepwater  shall  pay each Certificate Purchaser and
             ------------
Liquidity Purchaser a non-refundable upfront fee pursuant to the terms of the Upfront Fee Letters.

     SECTION  2.15  Payments Under the Ship Mortgage; Limitation on Foreclosure.
                    -----------------------------------------------------------
Notwithstanding anything to the contrary in any Transaction Document, all proceeds from any foreclosure under the Ship Mortgage shall not reduce the maximum amount owed under the Conoco Guaranty and the Transocean Guaranty unless such maximum amount payable thereunder is greater than the Charter Balance (excluding any Purchasing Party Amounts) at the time such proceeds are distributed to the Funding Participants, in which case such a reduction shall be permitted only to the extent of such excess; provided, however, that in no event
                                             --------  -------
shall the Charter Trustee, the Investment Trust or the Funding Participants seek to foreclose upon the Drillship pursuant to the terms of the Ship Mortgage or the Master Charter unless the Charter Trustee shall first make a demand against Deepwater (and under the Transocean Guaranty and

Conoco Guaranty to the extent the obligations owed by Deepwater are guaranteed thereunder) for any amounts then due and owing under the Transaction Documents; and provided, further, that in no event shall the Charter Trustee, the
     --------   -------
Investment Trust or the Funding Participants seek to foreclose upon the Drillship pursuant to the terms of the Ship Mortgage following the receipt in full by such Persons of the Purchase Option Price (whether paid pursuant to the exercise of the Special Purchase Right under Section 16.4 of the Master Charter or otherwise).

     SECTION  2.16  Payment  to each Conduit on Charter Hire Payment Date.  With
                    -----------------------------------------------------
respect to the payment made on the Charter Hire Payment Date occurring on the Maturity Date, such payment with respect to any outstanding Lender Amount of a Conduit shall include, in addition to any principal payable on such Charter Hire Payment Date, fees and interest which are payable by Deepwater under the Transaction Documents to such Conduit and which will accrue through such Charter Hire Payment Date and have not been previously paid. On the day which is five
(5) Business Days prior to such Charter Hire Payment Date, each Administrator shall deliver an invoice to Deepwater setting forth (i) such fees, (ii) interest accrued through the date of delivery of such invoice and due to such Conduit and
(iii) estimated interest due to such Conduit for the five (5) Business Days between such date and such Charter Hire Payment Date (the "Estimated Interest
                                                              ------------------
Period").  Each Conduit and Applicable Liquidity Purchasers hereby agree that if
------
the actual interest payable for the Estimated Interest Period is less than the estimated interest amount, such Conduit or Applicable Liquidity Purchasers, as applicable will promptly refund the difference to Deepwater with a reasonably detailed computation of the calculation of such difference. If, however, the actual interest payable for the Estimated Interest Period is greater than the estimated interest amount, Deepwater shall promptly pay the difference to the applicable Conduit or Applicable Liquidity Purchasers after delivery to Deepwater of a reasonably detailed computation of such difference.

                                    SECTION 3

          Documentation DATE; Documentation DATE CONDITIONS PRECEDENT

     SECTION  3.1  Documentation  Date.
                   -------------------

     (a)     The Documentation Date (the "Documentation Date") shall be December
                                          ------------------
18,  2001.

     (b) All documents and instruments required to be delivered on the Documentation Date shall be delivered at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, or at such other location as may be determined by the Administrative Agent and Deepwater.

     SECTION  3.2  Conditions  Precedent to Documentation Date.  The obligations
                   -------------------------------------------
of  each  of  the  parties  hereto  to  perform  its  respective  obligations as contemplated  in  Section  2.1  on  the  Documentation  Date shall be subject to
                  ------------
satisfaction or waiver of the following conditions precedent (provided, that the
                                                              --------
obligations of any party shall not be subject to any conditions contained in this Section 3.2 which are required to be performed or caused to be performed by
     -----------
such  party  or  any  of  its  respective  Affiliates):

     (a) Each party thereto shall have executed and delivered each of the Transaction Documents.

     (b) All Taxes, fees and other charges due in connection with the execution, delivery, performance, recording, filing and registration of the Transaction Documents on the Documentation Date shall have been paid.

     (c)     [Intentionally  Omitted]

     (d) All actions required to have been taken by any Government Authority on or prior to the Documentation Date in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall have been taken and all Government Actions required to be in effect on or prior to the Documentation Date in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall have been issued or made, and all such Government Actions shall be in full force and effect on the Documentation Date. All necessary consents, approvals and authorizations of all non-Government Authorities required to be obtained, given or made on or prior to the Documentation Date in connection with the execution and delivery of the Transaction Documents and transactions contemplated hereby and thereby shall have been obtained, given or made and shall be in full force and effect.

     (e) No action shall have been instituted, nor shall any action or proceeding be threatened, before any Government Authority, nor shall any order, judgment or decree have been issued or, to the Actual Knowledge of Deepwater, proposed to be issued by any Government Authority (i) to set aside, restrain, enjoin or prevent the performance of this Agreement, any other Transaction Document or any transaction contemplated hereby or thereby or (ii) which would have a Material Adverse Effect.

     (f) The transactions contemplated by the Transaction Documents do not and will not (i) violate any Applicable Law, (ii) contravene any charter, by-laws or other organizational document of Deepwater, the Members, Conoco, Transocean, the Investment Trust, the Trustees, any Agent or any Funding Participant, (iii) contravene any contract, agreement or other arrangement to which Deepwater, the Investment Trust, the Trustees, any Agent or any Funding Participant is a party or by which any of their respective properties or assets are bound, or (iv) subject Deepwater, any Member, the Investment Trust, the Trustees, any Agent or any Funding Participant to any regulations to which such party had not been subject prior to entering into such Transaction Documents and which would be materially adverse to such party.

     (g) Deepwater, each Member, Conoco and Transocean shall have each delivered, or shall have caused to be delivered, to the Administrative Agent, and the Trustees the following, in each case in form and substance satisfactory to the Administrative Agent (with copies for each Funding Participant):

          (i)     Organizational  Documents.  (a)  Copies  of  its  articles  or
                  -------------------------
     certificate of incorporation, certificate of formation, memorandum of association or other organizational documents, certified to be true and complete as of a recent date by the appropriate Government Authority of the state, province or country of its incorporation or formation and confirmed by an officer of such entity, (b) copies of its limited liability company operating agreement, articles of association or bylaws, as the case may be, certified by an appropriate officer or representative as of the Documentation Date to be true and correct and in full force and effect as of such date and (c) incumbency certificates regarding the officers of such Person authorized to execute and deliver the Transaction Documents to which such Person is a party and the other documents and agreements delivered in connection therewith.

          (ii)     Resolutions.  Copies  of  resolutions of its members or board
                   -----------
     of directors, as applicable, that, specifically or generally (as part of a general enabling resolution), approve and adopt the Transaction Documents and the transactions contemplated therein, and that, specifically or generally (as part of a general enabling resolution), authorize execution and delivery thereof, certified by an appropriate officer or representative as of the Documentation Date to be true and correct and in full force and effect as of such date.

          (iii)     Good  Standing.  Copies  of  certificates  of good standing,
                    --------------
     existence or its equivalent, certified as of a recent date by the appropriate government authorities of the state, province or country of its incorporation or formation.

          (iv)     Officer's or Manager's Certificate.  An officer's certificate
                   ----------------------------------
     or manager's certificate, dated the Documentation Date, substantially in the form of Exhibit H.
                    ----------

     (h) Each of the Trustees shall have delivered, or shall have caused to be delivered, to Deepwater, the Members, and each Funding Participant the following:

          (i)     Organizational  Documents.  Copies  of  its  articles  of
                  -------------------------
     association or other organizational documents and a copy of the Charter Trustee's and Investment Trust's certificate of trust (or, if certificates of trust are not issued in the Charter Trustee's or Investment Trust's jurisdiction of organization, other similar organizational documents), together with all amendments in each case certified to be true and complete as of a recent date by the appropriate Government Authority and (b) incumbency certificates regarding the officers of such Person authorized to execute and deliver the Transaction Documents to which such Person is a party and the other documents and agreements delivered in connection therewith.

          (ii)     Resolutions.  Copies  of  resolutions  of  its  board  of
                   -----------
     directors, approving and adopting the Transaction Documents and the transactions contemplated therein, and authorizing execution and delivery thereof, certified by an appropriate officer as of the Documentation Date to be true and correct and in full force and effect as of such date.

          (iii)     Good Standing.  Copies of certificates of good standing (or,
                    -------------
     if certificates of good standing are not issued in the Trustees' or Investment Trust's jurisdiction of organization, some other similar certificate) or its equivalent with respect to the Trustees and the Investment Trust, in each case certified as of a recent date by the appropriate Government Authorities.

          (iv)     Officer's  Certificate.  An  officer's certificate, dated the
                   ----------------------
     Documentation  Date,  substantially  in  the  form  of  Exhibit I.
                                                             ---------

     (i) All Transaction Expenses then due and owing for which Deepwater has received an invoice at least two (2) Business Days prior to the Documentation Date and which will not be paid from the proceeds of the Contribution and Advance shall have been paid by Deepwater.

     (j)     [Intentionally  Omitted].

     (k)     The  representations  and  warranties  of  each  party set forth in
Section  5 and in any other Transaction Document entered into on or prior to the
----------
Documentation Date shall be true and correct in all material respects as of the Documentation Date.

     (l)     [Intentionally  Omitted].

     (m)     [Intentionally  Omitted].

     (n)     Bank  of  America shall have delivered to the Charter Trustee (with copies for each Funding Participant), the Investment Trust, Deepwater and the Members a certificate, in form substantially similar to the form attached hereto as Exhibit P.
    ----------

     (o) No change in Applicable Laws will have occurred that would make it illegal for any of the parties to the Transaction Documents to participate in the transaction.


                                    SECTION 4

              EFFECTIVE DATE; REFINANCING DATE CONDITIONS PRECEDENT

     SECTION  4.1  Effective Date.  The amendments and restatements reflected in
                   --------------
this Agreement and each of the other Transaction Documents shall be effective on the date on which each of the conditions precedent detailed in Sections 2.8, 3.2
                                                               ------------  ---
and  4.2 are satisfied or waived (the "Effective Date"); provided, however, that
     ---                               --------------    --------  -------
if the Effective Date does not occur on or prior to December 28, 2001, then such amendments and restatements reflected in this Agreement and each of the other Transaction Documents shall automatically terminate (except as provided in
Section  12.1), ("Termination of Refinancing"), and Lessee shall pay in full all
-------------     --------------------------
Transaction Expenses (for which invoices have been received) not theretofore paid by it; provided, further, that such Termination of Refinancing shall have
              --------  -------
no effect on the effectiveness of the Original Transaction Documents, the documents related thereto or the transactions contemplated therein.

     SECTION  4.2  Conditions Precedent to Refinancing Date.  The obligations of
                   ----------------------------------------
the parties hereto to enter into the transactions to be entered into and take the actions to be taken by each such party which are contemplated by Section 2.2
                                                                     -----------
to occur on the Refinancing Date shall be subject to satisfaction or waiver on the Refinancing Date of the conditions precedent set forth in Section 3.2 and
                                                                 -----------
the  following conditions precedent; provided, that the obligations of any party
                                     --------
shall  not  be  subject  to any condition contained in this Section 4.2 which is
                                                            -----------
required to be performed or caused to be performed by such party or any of its respective Affiliates:

     (a) Each Certificate Purchaser shall have funded the Contribution to be made by it in accordance with Section 2.3(a).
                                    ---------------

     (b) Each Certificate Purchaser shall have received its respective Series A Charter Trust Certificate in accordance with Section 2.4(a).
                                                              ---------------

     (c) The Charter Trustee shall have paid, canceled and redeemed each Original Series A Charter Trust Certificate in accordance with Section 2.1(c) of the Charter Trust Agreement.

     (d) Each applicable Lender shall have funded its Advance in accordance with Section 2.3(b) and the Loan Agreement.
      ---------------

     (e)     Each Lender shall have received its Note in accordance with Section
2.3  of  the  Loan  Agreement.

     (f) The Investment Trust shall have paid, canceled and redeemed each Original Investment Trust Certificate in accordance with Section 2.1(c) of the Investment Trust Agreement.

     (g)     Each  Transaction  Document  listed  on  Schedule 5 shall have been
                                                      ----------
executed and delivered by each of the parties thereto and no Charter Default, Charter Event of Default, Loan Event of Default or Event of Loss shall exist under any such Transaction Document (as if such Transaction Document was in full force and effect at such time of execution) or under any Original Transaction Document.

     (h) Deepwater shall have delivered the Refinancing Request in accordance with Section 2.11 and each Certificate Purchaser, each Lender and
                  -------------
each Liquidity Agent (with a copy to the Administrator) shall have received a funding indemnity letter from Transocean and Conoco in the form of Exhibit A not
                                                                   ---------
less  than  three  (3)  Business  Days  prior  to  the  Refinancing  Date.

     (i) Each of the Services Agreements, the Drilling Contracts, the Drilling Contract Guaranties and the Drilling Consent shall be in full force and effect and no default or material breach shall exist thereunder.

     (j) All Fees and Transaction Expenses (including registration and recordation fees under Panamanian Law) then due and owing shall have been paid in full on or prior to the Refinancing Date.

     (k) The Charter Trustee, the Investment Trust and the Administrative Agent (on behalf of each Funding Participant) shall have received (i) a report from a nationally recognized insurance broker confirming that the insurance then in effect satisfies the insurance requirements set forth in Article XIV of the Master Charter, such report being satisfactory in form and substance to the Administrative Agent and (ii) certificates of insurance from Deepwater's insurance broker(s) evidencing that all insurance required under Article XIV of the Master Charter is in effect and that all premiums have been paid; provided,
                                                                       --------
however,  that  nothing in the Transaction Documents shall be deemed to prohibit
-------
the acceptance by the Charter Trustee and Administrative Agent of a single report satisfying both the conditions set forth in this paragraph (k).
                                                                 --------------

     (l) Each of the Charter Trustee, the Investment Trust and the Funding Participants shall have received an Officer's Certificate of Deepwater stating that the representations and warranties of Deepwater listed in Section 5.1 or in
                                                               -----------
any other Transaction Document are true and correct in all material respects as of the Refinancing Date (except to the extent that such representations and warranties relate solely to an earlier or to a later date, in which event such representations and warranties shall be true on and as of such earlier or later date);  provided,  however, that if the Refinancing Date occurs within seven (7)
        --------   -------
days of the Documentation Date, the delivery by Deepwater of the certificate listed in Section 3.2(g)(iv) shall be deemed to have satisfied its requirement
            ------------------
under  this  paragraph  (l).
             --------------

     (m) All necessary approvals, orders, permits, authorizations, and consents which are required as of the Refinancing Date on the part of Deepwater, the Funding Participants, the Administrative Agent, the Investment Trust, the Trustees or other third parties (except to the extent that such approvals, orders, permits, authorizations and consents are required as a result of such Person's status as a trust company or a regulated depository or banking institution) in connection with any of the transactions contemplated by this Agreement or in connection with the ownership, use or operation of the Drillship as of the Refinancing Date shall have been duly obtained, and Deepwater shall have provided evidence thereof reasonably satisfactory to the Administrative Agent.

     (n) All actions, if any, required to have been taken by any Government Authority as of the Refinancing Date in connection with the transactions contemplated by this Agreement shall have been taken and all Government Actions required to be in effect as of the Refinancing Date in connection with the transactions contemplated by this Agreement shall have been issued and all such Government Actions shall be in full force and effect.

     (o) As of the Refinancing Date, there shall not have occurred any material adverse change in the consolidated assets, liabilities, operations, business or financial condition of: (i) Deepwater from that set forth in its financial statements for the fiscal quarter ended September 30, 2001, (ii) Transocean from that set forth in its financial statements for the fiscal quarter ended September 30, 2001 or (iii) Conoco from that set forth in its financial statements for the fiscal quarter ended September 30, 2001; provided that the entry by Conoco into a merger agreement with Phillips Petroleum Company shall not be considered a material adverse change.

     (p)     All  UCC  and  other  applicable filings listed on Schedule 1 shall
                                                                ----------
have been duly made at the locations set forth beside the filing on such schedule. All other filings or recordings of any document in any jurisdiction which are required to establish the perfected security interests of the Charter Trustee and the Investment Trust in the Accounts shall have been made.

     (q) The Ship Mortgage and the Master Charter shall each have been filed with the appropriate public register in Panama.

     (r) (i) Baker Botts L.L.P., special counsel to Deepwater, shall have issued its opinion to the effect and in the form set forth in Exhibit C; (ii)
                                                                 ---------
Wayne K. Anderson, in-house counsel to Conoco, shall have delivered his opinion to the effect and in the form set forth in Exhibit D; (iii) William E. Turcotte,
                                           ---------
in-house counsel to Transocean, shall have delivered his opinion to the effect and in the form set forth in Exhibit E; (iv) Arias, Fabrega & Fabrega,
                                    ----------
Panamanian  counsel,
shall  have  delivered  its  opinion  to the effect and in the form set forth in
Exhibit  F;  (v)  Richards,  Layton & Finger, counsel to the Charter Trustee and
-----------
Investment Trust, shall have delivered their opinions to the effect and in the form set forth in Exhibit G and (vi) Walkers, Cayman Island counsel to Transocean, shall have delivered their opinions to the effect and in the form set forth in Exhibit O. Each opinion listed in this clause (r) shall
                        ---------                               ----------
be  in  form  and  substance  reasonably  acceptable  to  the  Admininstrators.

     (s) Each Administrator shall have received a copy of a rating letter from its Conduit's Rating Agency or Rating Agencies stating that the applicable Commercial Paper Notes shall be rated P-1 by Moody's and A-1 by S&P and/or an equivalent rating from another Rating Agency.

     SECTION  4.3  Head Lease Transaction.  Deepwater shall, with the consent of
                   ----------------------
each Funding Participant, be permitted to enter into, and to require the Charter Trustee to enter into, the following transactions (collectively, the "Head Lease
                                                                      ----------
Transaction")  on  or  after the Documentation Date:  (i) title to the Drillship
-----------
shall be transferred to the Head Lessor; (ii) the Head Lessor shall charter (directly or through a sub-charter) the Drillship to the Charter Trustee; (iii) the Head Lessor shall finance its acquisition of title to the Drillship, in part, through a loan (the "Head Lease Loan"); (iv) the Head Lessor and the
                                ----------------
Charter Trustee shall enter into arrangements whereby the Charter Trustee's payment obligations under the Head Lease are defeased (the "Head Lease
                                                                     -----------
Defeasance  Arrangements");  (v)  the economic benefit of entering into the Head
------------------------
Lease Transaction shall be paid over to, or otherwise accrue to the benefit of, Deepwater; and (vi) if the Head Lease Transaction is entered into on or after the Documentation Date or any Funding Participant reasonably deems it necessary for the protection of its rights in the Drillship, the Head Lessor shall enter into the Ship Mortgage. If Deepwater shall have requested the Funding Participants to consent to the Head Lease Transaction not less than 45 days prior to the proposed closing date of the Head Lease Transaction (which request shall be accompanied by drafts of the documents relating thereto), each Funding Participant agrees to consider such request in good faith. Thereafter, Deepwater shall promptly provide each Funding Participant with the drafts of the Head Lease Documents to the extent such drafts are distributed to the other parties to the Head Lease Transaction. If each Funding Participant in its sole discretion approves the Head Lease Transaction, the Charter Trustee shall enter into the Head Lease Transaction on the date proposed by Deepwater. Notwithstanding the provisions of this Section 4.3, neither the consummation nor
                                       -----------
the failure to consummate the Head Lease Transaction on or before the Documentation Date shall be a condition to the obligation of any party hereto to enter into the other transactions contemplated by this Agreement to occur on the Documentation Date or to execute and deliver the Transaction Documents to be executed and delivered on the Documentation Date (other than those transactions or documents reflecting only the Head Lease Transaction).

     SECTION  4.4  Replacement  Conditions.  Deepwater  may,  in  its  sole
                   -----------------------
discretion, elect to replace any Funding Participant that does not consent to the Head Lease Transaction, that does not consent to an amendment proposed under
Section  4.5,  that  does  not  consent  to  a Qualified Transfer proposed under
------------
Section  9.5  or  that  does  not  submit  an  offer to extend (if such offer is
------------
requested by Deepwater) or rejects Deepwater's offer to extend the Charter Term, by having another financial institution that meets the conditions set forth in this Section 4.4 (each financial institution that replaces a Funding
      ------------
Participant,  a  "Replacement Funding Participant") purchase such non-consenting
                  -------------------------------
Funding Participant's interest in accordance with this Section 4.4.
                                                       -----------

Replacement of a Funding Participant by a Replacement Funding Participant shall be subject to the following conditions precedent (collectively, the "Funding
                                                                         -------
Participant  Replacement  Conditions"):
------------------------------------

          (i)     such  replacement  does  not conflict with any Applicable Law;

          (ii) the Replacement Funding Participant that replaces a Certificate Purchaser shall pay to such Certificate Purchaser the amount of its outstanding Certificate Purchaser Amount and accrued and unpaid Series A Return with respect thereto plus, any funding losses incurred by the Certificate Purchaser pursuant to Section 7.3 as a result of the transfer,
                                        -----------
     plus any other accrued and unpaid amounts owed by Deepwater to such Certificate Purchaser under the Transaction Documents, including any reasonable expenses relating to its replacement; if such Replacement Funding Participant does not provide sufficient funds to allow the Certificate Purchaser being replaced to receive such amounts, Deepwater may provide funds sufficient to cover the shortfall;

          (iii) the Replacement Funding Participant that replaces a Lender shall pay to such Lender the amount of its outstanding Lender Amount and its accrued and unpaid Series B Return with respect thereto plus, any funding losses incurred by such Lender pursuant to Section 7.3 as a result
                                                         -----------
     of the transfer, plus any other accrued and unpaid amounts owed by Deepwater to such Lender under the Transaction Documents, including any reasonable expenses relating to its replacement; if such Replacement Funding Participant does not provide sufficient funds to allow the Lender being replaced to receive such amounts, Deepwater may provide funds sufficient to cover the shortfall; provided that if any Conduit is the
                                             --------
     Lender being replaced, Deepwater shall pay to the Conduit any breakage costs (which are direct loss, costs or expense not consequential loss, costs or expense) incurred pursuant to such replacement.

          (iv) the Replacement Funding Participant shall have agreed to execute the Assignment and Assumption Agreement in substantially the form of Exhibit K hereto; and
         ----------

          (v)     the  requirements  set  forth  in  Section 9.1 shall have been
                                                     -----------
     satisfied;  and

          (vi) with respect to the replacement of a Liquidity Purchaser, such Person meets the requirements of the applicable LAPA;

     provided  that,  (i)  any replacement of the Conduit (Liberty) shall not be
     --------  ----
effective unless The Bank of Nova Scotia is also replaced as a Liquidity Purchaser, (ii) any replacement of The Bank of Nova Scotia shall not be effective unless the Conduit (Liberty) is also replaced, (iii) any replacement of the Conduit (Paradigm) shall not be effective unless Westdeutsche Landesbank Girozentrale, New York branch is also replaced as a Liquidity Purchaser and (iv) any replacement of Westdeutsche Landesbank Girozentrale, New York Branch as a Liquidity Purchaser shall not be effective unless the Conduit (Paradigm) is also replaced.

     SECTION  4.5  Accounting  Changes.  In  the  event  that  Deepwater, or its
                   -------------------
accountants, shall determine that any change in the applicable rules and interpretations of the Financial

Accounting Standards Board and/or the Securities Exchange Commission (the "Lease
                                                                          ------
Accounting  Rules")  will preclude Deepwater (or raise a substantial question as
-----------------
to whether Deepwater is precluded) from continuing to account for the Charter as an operating lease with substantially the same financial accounting benefits as before the change in the Lease Accounting Rules, then Deepwater and each Funding Participant agree to review in good faith any proposal submitted by Deepwater, or its accountants, and to negotiate in good faith the structure of the transactions contemplated by the Transaction Documents.

     If each Funding Participant in its sole discretion approves the proposed amendment or amendments to the Transaction Documents submitted by Deepwater, or its accountants, the Charter Trustee shall enter into such amendments to the Transaction Documents on the date proposed by Deepwater. Deepwater may, in its sole discretion, elect to replace any Funding Participant that does not consent to the proposed amendment with a Replacement Funding Participant in accordance with Section 4.4.
      ------------


                                    SECTION 5

                         REPRESENTATIONS AND WARRANTIES

     SECTION  5.1  Representations  and  Warranties  of  Deepwater.  Deepwater
                   -----------------------------------------------
represents and warrants to each of the other parties hereto as of the date hereof as follows:

     (a)     Due  Organization,  etc.  Deepwater  is a limited liability company
             ------------------------
duly organized, validly existing and in good standing under the laws of Delaware and has the power and authority and has all requisite government licenses, permits and other approvals that are required as of the date hereof to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party. Deepwater is duly qualified to transact business and is in good standing as a foreign limited liability company in every jurisdiction where the nature of its business requires such qualification.

     (b)     Authorization;  No  Conflict.  The  execution,  delivery  and
             ----------------------------
performance by Deepwater of each Transaction Document to which it is or will be a party (i) is within its company powers under Delaware law and its organizational documents; (ii) has been duly authorized by all necessary company action on the part of Deepwater and its Members; (iii) requires no Government
Action by, or filing with, any Government Authority which is required to be obtained, given or made by Deepwater or its Members as of the date hereof (other than such Government Action as has been duly obtained, given or made); (iv) does not and will not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Deepwater or the Drillship; and (v) does not and will not result in the creation, imposition or violation of any Lien on any asset of Deepwater other than as contemplated or permitted by the terms hereof or of the other Transaction Documents. Deepwater has obtained all Government Actions necessary to carry on its business as now conducted, except for those

Government Actions that are normally obtained at a later time and with respect to which Deepwater does not anticipate any problems in obtaining.

     (c)     Enforceability, etc.  Each of the Services Agreements, the Drilling
             --------------------
Contracts, the Rig Sharing Agreement and the Transaction Documents, to which Deepwater is or will be a party has been, or as of the Documentation Date will be, duly executed and delivered by Deepwater and each such document to which Deepwater is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery thereof by the other parties thereto, a legal, valid and binding obligation enforceable against Deepwater in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (d)     Financial  Information.  The  balance  sheet  of  Deepwater  for
             ----------------------
September 30, 2001 fairly presents, in conformity with GAAP consistently applied, the financial position of Deepwater as of such date. Since September 30, 2001, no event has occurred with respect to the assets, liabilities, operations, business or financial condition of Deepwater which would have a Material Adverse Effect.

     (e)     Litigation.  There  is  no litigation, action, proceeding, or labor
             ----------
controversy to which Deepwater is a party which, if adversely determined, would adversely affect the financial condition, operations, assets, business, properties or prospects of Deepwater or which purports to affect the legality, validity or enforceability of any of the Transaction Documents, the Services Agreements, the Drilling Contracts or the Rig Sharing Agreement.

     (f)     Ownership  of  Properties.  Deepwater  has good title to all of its
             -------------------------
properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, tradenames, service marks and copyrights) which it purports to own, free and clear of all Liens (including infringement claims with respect to patents, trademarks, copyrights and the like),  except  for  Permitted  Liens.

     (g)     Taxes.  Deepwater has filed all tax returns and reports required by
             -----
law to have been filed by it and has paid all Taxes thereby shown to be owing, except for any Taxes which are not yet due or are being contested pursuant to a Permitted Contest.

     (h)     Pension  and  Welfare Plans.  As of the date hereof, Deepwater does
             ---------------------------
not  maintain  any Plan for the benefit of its employees.  Except as provided in
Section  6.1(o),  Deepwater  will  not  maintain any Plan for the benefit of its
---------------
employees.

     (i)     Investment  Company  Act  and  Public  Utility Holding Company Act.
             -------------------------------------------------------------------
Deepwater is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Act of 1935, as amended.

     (j)     Securities  Act.  Neither  Deepwater  nor  any Person authorized by
             ---------------
Deepwater to act on its behalf has offered or sold any interest in the Trust Estate, the Charter Trust, the Investment Trust, the Certificates, the Notes, or in any similar security (other than the Commercial Paper Notes) relating to the transactions contemplated by the Transaction Documents, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto and not more than 70 other Institutional Investors, and neither Deepwater nor any Person authorized by Deepwater to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the Charter Trust, the Investment Trust, the Certificates, the Notes, or in any similar security relating to the Drillship to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended. The only Person which has been authorized to act on behalf of Deepwater for this purpose is Bank of America. The representation in this paragraph (j) is being given in reliance on the
                               --------------
certificate  delivered  pursuant  to  Section  3.2(n).
                                      ---------------

     (k)     Chief  Place  of  Business; Location of Establishment.  Deepwater's
             -----------------------------------------------------
chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Transaction Document are kept is located at c/o Transocean Offshore Deepwater Drilling, Inc., 4 Greenway Plaza, Houston, Texas 77046. Deepwater is a Delaware limited liability company.

     (l)     Business  of  Deepwater.  (i)  Deepwater has engaged in no business
             -----------------------
activity other than as contemplated by, or in connection with, the Construction Contract, the Drilling Contracts, the Rig Sharing Agreement, the Services Agreements, the Drilling Contract Guaranties and the Transaction Documents; (ii) Deepwater has no subsidiaries; (iii) as of the Closing Date, all of the membership interests in Deepwater are owned by the Members; and (iv) Deepwater does not have any Indebtedness except for Permitted Indebtedness.

     (m)     Bankruptcy.  Deepwater  has  not  filed  a  voluntary  petition  in
             ----------
bankruptcy or been adjudicated as bankrupt or insolvent, or filed any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any federal or state bankruptcy, insolvency or other law relating to relief for debtors, or sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator of all or any part of its properties or its interest in the Drillship. No court of competent jurisdiction has entered an order, judgment or decree approving a petition filed against Deepwater seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under federal bankruptcy or insolvency act or other law relating to relief for debtors, and no other liquidator has been appointed for Deepwater or of all or any part of its properties or its interest in the Drillship and no such action is pending.
Deepwater has not given notice to any Government Authority of insolvency or pending insolvency, or suspension or pending suspension of operations.

     (n)     Certain  Contracts.  From  and after the Closing Date, the Services
             ------------------
Agreements, the Drilling Contracts, the Drilling Contract Guaranties and the Rig Sharing Agreement are in full force and effect and have not been amended except as permitted or contemplated by the Transaction Documents. Deepwater is not in default under, and, to the knowledge of Deepwater, no other Person is in default under, any of the Services Agreements, the Drilling Contracts, the

Drilling Contract Guaranties or the Rig Sharing Agreement. The execution, delivery and performance by Deepwater of its obligations under the Services Agreements, the Drilling Contracts, the Rig Sharing Agreement, this Agreement and the other Transaction Documents to which it is a party, will not violate in any material respect any provisions of any Applicable Law.

     (o)     Federal Reserve Regulations.  Deepwater is not engaged in, and does
             ---------------------------
not have as one of its activities, the business of extending credit for the purpose of purchasing or carrying any margin stock, and no proceeds of any advances made on the Closing Date have been used for a purpose which violates, or would be inconsistent with, the rules and regulations of the Federal Reserve Board. Terms for which meanings are provided in Federal Reserve Board Regulations U or X or any regulations substituted therefor, as from time to time in effect, are used in this clause (o) with such meanings.
                                  -----------

     (p)     Absence  of Events.  No Charter Default or Charter Event of Default
             ------------------
has occurred and is continuing and Deepwater is not in default in, nor has any non-permanent waiver been granted to Deepwater with respect to, the performance, observance or fulfillment of any of the obligations, conditions or covenants contained in the Construction Contract, the Drilling Contracts, the Rig Sharing Agreement or the Services Agreements.

     (q)     Subject  to  Government  Regulation.  None of the Investment Trust,
             -----------------------------------
the Trustees, any Agent or any Funding Participant, solely by reason of entering into the Transaction Documents or the consummation of the transactions contemplated thereby, will become subject to ongoing regulation of its operations by any Government Authority having jurisdiction over the ownership or operations of the Drillship solely by reason of any of Deepwater's business activities or the nature of the Drillship.

     (r)     Solvency.  Deepwater  does  not  have capital unreasonably small in
             --------
relation to its business, will not be rendered insolvent by the execution, delivery and performance of its obligations under the Transaction Documents, and does not intend to hinder, delay or defraud its creditors by or through the execution, delivery and performance of the Transaction Documents to which it is a party, including the Charter. As of the Documentation Date, there were or are no outstanding subject to Permitted Liens unsatisfied judgments, liens for Taxes or bankruptcy proceedings against Deepwater.

     (s)     [Intentionally  Omitted].

     (t)     Accuracy  of  Information.  The  cash flow projections contained in
             -------------------------
Section IV-6 of the Offering Memorandum, dated as of September, 2001, were prepared by Deepwater in good faith on the basis of reasonable investigation, information, assumptions and procedures which Deepwater believed were reasonable under the facts and circumstances then existing, and since the date of such projections there has been no change in any of the facts on which such projections were based that would result in a material adverse change in such projections.

     (u)     Title  to  the  Drillship;  Documentation;  Condition.  The Charter
             -----------------------------------------------------
Trustee has valid title to the Drillship (including the OFE) and the Drillship is duly documented in the name of the Charter Trustee under the laws of the Republic of Panama free and clear of all liens, charges, encumbrances and security interests other than Permitted Liens.

     (v)     Recording  of  Ship  Mortgage.  (i) the  Ship  Mortgage  has  been
             -----------------------------
duly recorded with the appropriate Panamanian authorities in Panama City, Republic of Panama (which office is the only place in which such recording is necessary), (ii) the Ship Mortgage constitutes a first naval mortgage on the Drillship in favor of the Investment Trust and the Hedging Agreement Counterparties, if any, and, if the Head Lessor is the mortgagor under the Ship Mortgage, the Charter Trustee, and (iii) no other recordings or periodic rerecording or filing or periodic filing of the Ship Mortgage are necessary under existing law to constitute the lien of the Ship Mortgage on the Drillship (including the OFE) and the Ship Mortgage is in effect.

     (w)     Other  Recordings  and  Filings.  All  filings  and  recordings
             -------------------------------
(including filing of the Master Charter in Panama City, Republic of Panama and all filings of financing statements under the Uniform Commercial Code) have been duly made in each jurisdiction in which such filings and recordings are required or reasonably requested by the Charter Trustee or the Investment Trust in order to perfect the security interests granted by the Deepwater Assignment, the Ship Mortgage and the other Security Documents and to make such security interests valid and enforceable.

     SECTION  5.2  Representations  and  Warranties  of  Members.  Each  Member,
                   ---------------------------------------------
severally and not jointly, represents and warrants to each of the other parties hereto as of the date hereof as follows:

     (a)     Due  Organization,  etc.  Such  Member  is  a  corporation  duly
             ------------------------
organized, validly existing and in good standing under the laws of the respective jurisdiction of its organization and has the power and authority and has all requisite government licenses, permits and other approvals currently necessary to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party. Such Member is duly qualified to transact business in every jurisdiction where the nature of its business requires such qualification.

     (b)     Authorization;  No  Conflict.  The  execution,  delivery  and
             ----------------------------
performance by such Member of each Transaction Document to which it is or will be a party (i) is within its corporate powers; (ii) has been duly authorized by all necessary corporate action; (iii) requires no Government Action by, or filing with, any Government Authority; (iv) does not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon or affecting it; and (v) does not result in the creation, imposition or violation of any Lien on any of its assets. Such Member possesses all government licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     (c)     Enforceability, etc.  Each Transaction Document to which the Member
             --------------------
is or will be a party has been, or on or before the Documentation Date will be, duly executed and delivered by such Member and each such Transaction Document to which such Member is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery thereof by the other parties thereto, a legal, valid and binding obligation of such Member enforceable against such Member in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (d)     Securities  Act.  Neither  such Member nor any Person authorized by
             ---------------
such Member to act on its behalf has offered or sold any interest in Deepwater, or in any security (other than the Commercial Paper Notes) relating to the Drillship, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto and not more than 70 other Institutional Investors, and neither such Member nor any Person authorized by such Member to act on its behalf will take any action which would subject the issuance or sale of any interest in Deepwater to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended. The representation in this paragraph (d) is
                                                                -------------
being  given in reliance on the certificate delivered pursuant to Section 3.2(n)
                                                                  --------------
hereof.

     (e)     Litigation.  To  such Member's Actual Knowledge, there is no action
             ----------
or proceeding pending or threatened to which such Member is or will be a party before any court or arbitrator or Government Authority that, if adversely determined, would reasonably be expected to have a material adverse effect on the property, operations or financial condition of Deepwater.

     (f)     Assignment.  From  and  after the Closing Date, such Member has not
             ----------
assigned or transferred to any Person that is not a party hereto, any of its right, title or interest in or under Deepwater, the Charter, the Drillship, or the Collateral or any other Transaction Document, except as contemplated by the Transaction Documents.

     (g)     Absence  of  Events.  To such Member's Actual Knowledge, no Charter
             -------------------
Default or Charter Event of Default has occurred and is continuing, and Deepwater is not in default in, nor has any non-permanent waiver been granted to Deepwater with respect to, the performance, observance or fulfillment of any of the obligations, conditions or covenants contained in the Construction Contract, Drilling Contracts, the Rig Sharing Agreement or the Services Agreements.

     (h)     Compliance With Laws.  To such Member's Actual Knowledge, Deepwater
             --------------------
is currently in compliance, in all material respects, with all Applicable Laws with respect to the conduct of its business and the ownership of its properties.

     SECTION 5.3  Representations and Warranties of the Investment Trust and the
                  --------------------------------------------------------------
Investment  Trust  Beneficiary.  Each of the Investment Trust and the Investment
------------------------------
Trust  Beneficiary  (as to clauses (b) through (e) only) represents and warrants
                           -----------
to each of the other parties hereto as of the date hereof as follows:

     (a)     Due  Organization,  etc.  It  is  a  business trust duly formed and
             ------------------------
validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party.

     (b)     Authorization;  No  Conflict.  The  execution,  delivery  and
             ----------------------------
performance by it of each Transaction Document to which it is or will be a party
(i) is within its powers; (ii) has been duly authorized by all necessary action;
(iii)  requires  no  Government  Action  by,  or  filing  with,  any  Government
Authority; (iv) does not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon it; and (v) does not result in the creation, imposition or violation of any Lien on any of its assets. It possesses all government licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     (c)     Enforceability,  etc.  Each  Transaction Document to which it is or
             ---------------------
will be a party has been, or on or before the Documentation Date will be, duly executed and delivered by it and each such Transaction Document to which it is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (d)     Assignment.  It  has  not assigned or transferred any of its right,
             ----------
title or interest in or under the Charter, the Drillship, or the Collateral or any other Transaction Document, except as expressly contemplated by the Transaction Documents.

     (e)     Securities  Act.  Neither it nor any Person authorized by it to act
             ---------------
on its behalf has offered or sold any interest in the Trust Estate, the Charter Trust, the Investment Trust, the Certificates, the Notes, the Commercial Paper Notes or in any similar security relating to the Drillship, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto, and neither it nor any Person authorized by it to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the Charter Trust, the Investment Trust, the Certificates, the Notes, the Commercial Paper Notes or in any similar security related to the Drillship to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended.

     (f)     Chief Place of Business; Location of Establishment.  The Investment
             --------------------------------------------------
Trust represents and warrants that its chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Transaction Document are and will be kept is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001. The Investment Trust is a Delaware business trust.

     (g)     No  Other  Activities.  It  does  not  hold any assets, conduct any
             ---------------------
business nor is it party to any document, agreement or instrument other than the Transaction Documents to which it is, or will be, a party.

     SECTION 5.4  Representations and Warranties of the Liquidity Purchasers and
                  --------------------------------------------------------------
Certificate  Purchasers.  Each  Liquidity Purchaser or Certificate Purchaser, as
-----------------------
applicable, individually and not jointly, represents and warrants to each of the other parties hereto as of the date hereof as follows:

     (a)     Due  Organization,  etc.  Such  Liquidity  Purchaser or Certificate
             ------------------------
Purchaser, as applicable, is duly organized, validly existing and in good standing (to the extent relevant under Applicable Law) in the jurisdiction of its organization and has the power and authority to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party.

     (b)     Authorization;  No  Conflict.  The  execution,  delivery  and
             ----------------------------
performance by such Liquidity Purchaser or Certificate Purchaser, as applicable, of each Transaction Document to which it is or will be a party (i) is within its powers; (ii) has been duly authorized by all necessary action; (iii) requires no Government Action by, or filing with, any Government Authority (it being understood that such Liquidity Purchaser or Certificate Purchaser, as applicable, makes no representation or warranty relating to the Drillship or the Applicable Laws pertaining thereto); (iv) does not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon such Liquidity Purchaser or Certificate Purchaser, as applicable, and (v) does not result in the creation, imposition or violation of any Lien on any asset of such Liquidity Purchaser or Certificate Purchaser, as applicable.

     (c)     Enforceability,  etc.  Each  Transaction  Document  to  which  such
             ---------------------
Liquidity Purchaser or Certificate Purchaser, as applicable, is or will be a party has been, or on or before the Documentation Date will be, duly executed and delivered by such Liquidity Purchaser or Certificate Purchaser, as applicable, and each such Transaction Document to which such Liquidity Purchaser or Certificate Purchaser, as applicable, is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, a legal, valid and binding obligation enforceable against such Liquidity Purchaser or Certificate Purchaser, as applicable, in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws effecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (d)     ERISA.  Either  (x)  such  Liquidity  Purchaser  or  Certificate
             -----
Purchaser, as applicable, is not and will not be making any Contribution or Advance, as the case may be, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or a "plan" (as defined in Section 4975(e)(1) of the Code) or (y) the source of funds for any Contribution or Advance, as the case may be, made by such Liquidity Purchaser or

Certificate Purchaser, as applicable, is an insurance company general account (as such term is defined in PTE 95-60 (issued July 12, 1995) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance
Commissioners)  (the  "NAIC  Annual  Statement"))  for  the  general  account
                       -----------------------
contract(s) held by or on behalf of any employee benefit plan, together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account, do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with the state of domicile of such Liquidity Purchaser or Certificate Purchaser, as the case may be.

     (e)     Securities  Act.  Neither  such  Liquidity Purchaser or Certificate
             ---------------
Purchaser, as the case may be, nor any Person authorized by such Funding Participant to act on its behalf has offered or sold any interest in the Trust Estate, the Charter Trust, the Investment Trust, the Certificates, the Notes, or in any similar security relating to the Drillship (other than the Commercial Paper Notes), or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto, and neither such Liquidity Purchaser or Certificate Purchaser, as the case may be, nor any Person authorized by such Liquidity Purchaser or Certificate Purchaser, as the case may be, to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the Charter Trust, Investment Trust, the Certificates, the Conduit Notes or in any similar security relating to the Drillship to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended.

     (f)     Litigation.  To the Actual Knowledge of such Liquidity Purchaser or
             ----------
Certificate Purchaser, as the case may be, there is no action or proceeding pending or threatened to which the Liquidity Purchaser or Certificate Purchaser, as the case may be, is or will be a party before any court or arbitrator or Government Authority that, if adversely determined, would reasonably be expected to have a material adverse effect on the property, operations or financial condition of the Liquidity Purchaser or Certificate Purchaser, as the case may be.

     (g)     No  Other  Documents.  Such  Liquidity  Purchaser  or  Certificate
             --------------------
Purchaser, as the case may be, has not authorized, or voted to authorize, the Charter Trustee or the Investment Trust to execute any document, agreement or instrument other than the Transaction Documents and the Original Transaction Documents to which either the Charter Trustee or the Investment Trust is or will be a party.

     SECTION  5.5  Representations  and Warranties of the Trustees.  Each of the
                   -----------------------------------------------
Trustees in their respective individual capacities (and where indicated, as trustee) represents and warrants, severally and not jointly, to each of the other Participants as of the date hereof as follows:

     (a)     Due  Organization,  etc.  It  is a banking corporation or a Federal
             ------------------------
savings bank (as applicable), duly organized, validly existing and in good standing under the laws of the state of its incorporation or the United States (as applicable), has full corporate power and authority to enter into and perform its obligations under the Transaction Documents to which it (individually or as trustee, as the case may be) is or will be a party and each other agreement, instrument and document to be executed and delivered by it (individually or as trustee, as the case may be) in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party.

     (b)     Authorization;  No  Conflict.  The  execution,  delivery  and
             ----------------------------
performance by it of each Transaction Document to which it (individually or as trustee, as the case may be) is or will be a party (i) is within its powers;
(ii) has been duly authorized by all necessary action; (iii) requires no Government Action by, or filing with, any Government Authority; (iv) does not contravene or constitute a default under any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon it (individually or as trustee); and (v) does not result in the creation, imposition or violation of any Lien on any of its assets (individually or as trustee).

     (c)     Enforceability,  etc.  Each  Transaction Document to which it is or
             ---------------------
will be a party (individually or as trustee, as the case may be) has been or on or before the Documentation Date will be, duly executed and delivered by it and each such Transaction Document to which it is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (d)     Litigation.  There  is no action, suit or proceeding pending or, to
             ----------
its knowledge (individually or as trustee, as the case may be) threatened to which it (individually or as trustee), or, in the case of the Investment Trustee, the Investment Trust is or will be a party, before any court or arbitrator or any Government Authority that, if adversely determined, would reasonably be expected to materially and adversely affect the ability of it (individually or as trustee, as the case may be), or, in the case of the Investment Trustee, the Investment Trust to perform their respective obligations under each of the Transaction Documents to which it (individually or as trustee, as the case may be), or, in the case of the Investment Trustee, the Investment Trust is or is to be a party.

     (e)     Assignment.  It  has  not assigned or transferred any of its right,
             ----------
title or interest in or under the Charter, the Drillship or the Collateral, except as expressly contemplated by the Transaction Documents.

     (f)     Securities  Act.  Neither  it  (individually or as trustee) nor any
             ---------------
Person authorized by it (individually or as trustee) to act on its behalf has offered or sold any interest in the Trust Estate, the Investment Trust, the Certificates or the Notes, or in any similar security relating to the Drillship, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from any Person other than the parties hereto, and neither it (individually or as trustee) nor any Person authorized by it (individually or as trustee) to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the

Investment Trust, the Certificates or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended.

     (g)     Chief  Place  of  Business; Location of Establishment.  The Charter
             -----------------------------------------------------
Trustee's chief place of business and the office where the documents, accounts and records relating to the Drillship and the transactions contemplated by this Agreement and the other Transaction Documents are and will be kept is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; the Charter Trustee is a Delaware banking corporation. The Investment Trustee's chief place of business, chief executive office and the office where the documents, accounts and records relating to the Drillship and the transactions contemplated by this Agreement and the other Transaction Documents are and will be kept is located at 3773 Howard Hughes Parkway, Suite 300 North, Las Vegas, Nevada 89109. The Investment Trustee is a Federal Savings Bank.

     (h)     No  Other Documents.  The Charter Trustee has not executed, and the
             -------------------
Investment  Trustee  has  not  authorized, or voted to authorize, the Investment
Trust to execute, any document, agreement or instrument other than the Transaction Documents to which either the Charter Trustee or the Investment Trust is or will be a party.


                                    SECTION 6

                        CERTAIN COVENANTS AND AGREEMENTS

     SECTION  6.1  Covenants  of  Deepwater.
                   ------------------------

     (a)     No  Other  Business.  From  the  date  hereof  to the expiration or
             -------------------
termination of the Charter Term, Deepwater shall not (i) engage in any business other than as expressly contemplated by the Transaction Documents, the Head Lease Documents (if any), the Drilling Contracts, the Rig Sharing Agreement or the Services Agreements; (ii) become a party to any agreement other than this Agreement, the other Transaction Documents, the Drilling Contracts, the Rig Sharing Agreement, the Drilling Contract Guaranties, the Services Agreements, the Construction Contract, the Construction Documents, the Head Lease Documents (if any), and any other agreements incidental to the performance of its obligations hereunder or thereunder; (iii) amend, modify or supplement the Drilling Contracts, the Rig Sharing Agreement, the Drilling Contract Guaranties, or the Services Agreements in any manner that would have an adverse effect on the rights or interests of the Charter Trustee, the Investment Trust or the Funding Participants without the prior written consent of the Majority Funding Participants; (iv) make any distributions to its Members so long as an Event of Loss has occurred or a Material Default or Charter Event of Default has occurred and is continuing; or (v) incur any Indebtedness other than Permitted Indebtedness. Deepwater shall provide the Charter Trustee with substantially final drafts of any amendments, modifications or supplements to the Drilling Contracts, the Rig Sharing Agreement, the Drilling Contract Guaranties or the Services Agreements at least ten (10) Business Days prior to the effectiveness of such amendments, modifications or supplements.

     (b)     No  Profit-Sharing.  From  the  date  hereof  to  the expiration or
             ------------------
termination of the Charter Term, Deepwater shall not enter into any partnership, profit-sharing or royalty arrangement or other similar arrangement whereby Deepwater's income or profits are, or might be, shared with any other Person, or enter into any management contract or similar arrangement whereby its business or operations are managed by any other Person, in each case other than as provided in the Transaction Documents, the Head Lease Documents, the LLC
Agreement,  the  Drilling  Contracts,  the  Rig  Sharing Agreement, the Services
Agreements or any other agreement incidental to the performance of its obligations under the Transaction Documents; provided that, notwithstanding the
                                              -------- ----
foregoing,  this  Section  6.1(b) shall not prohibit profit-sharing arrangements
                  ---------------
made  pursuant  to  a  Plan  maintained  by Deepwater in accordance with Section
                                                                         -------
6.1(o).
------

     (c)     No  Merger.  Deepwater  shall  not,  from  the  date  hereof to the
             ----------
expiration or termination of the Charter Term, merge with any other entity or sell all or substantially all of its assets.

     (d)     No  Subsidiaries.  Deepwater shall not, from the date hereof to the
             ----------------
expiration or termination of the Charter Term, form, or cause to be formed, or own any interest in, any Subsidiaries.

     (e)     No  Abandonment.  Deepwater  shall not, from the date hereof to the
             ---------------
expiration or termination of the Charter Term, abandon or agree to abandon the Drillship other than a tender of an abandonment to an insurer in connection with obtaining payment from such insurer for an Event of Loss.

     (f)     Corporate Existence, Etc.  Deepwater shall, from the date hereof to
             -------------------------
the expiration or termination of the Charter Term, do or cause to be done, in all material respects, all things necessary to preserve and keep in full force and effect its rights and powers and franchises as a limited liability company and its power and authority to perform its obligations under the Transaction Documents, the Drilling Contracts and the Rig Sharing Agreement, including any necessary qualification or licensing in any foreign jurisdiction.

     (g)     Compliance With Laws.  Deepwater shall, from the date hereof to the
             --------------------
expiration or termination of the Charter Term, comply in all material respects with all Applicable Laws with respect to the conduct of its business and the ownership of its properties except in connection with a Permitted Contest.

     (h)     Change  of Name or Location.  Deepwater shall, from the date hereof
             ---------------------------
to the expiration or termination of the Charter Term, furnish to the Charter Trustee and each Funding Participant notice before any relocation of its chief executive office, principal place of business or the office where it keeps its records concerning its accounts or change of its name, identity or limited liability structure.

     (i)     No  Disposition  of  the Drillship.  Deepwater  shall,  from  the
             ----------------------------------
date hereof to the expiration or termination of the Charter Term, not sell, contract to sell, assign, transfer, convey or otherwise dispose of or permit to be sold, assigned, leased, transferred, conveyed or otherwise disposed of, the Drillship or any part thereof except as otherwise contemplated by the Transaction Documents.

     (j)     Brokers  Fees.  Deepwater  shall  hold  the  Charter  Trustee,  the
             -------------
Investment Trust and each Funding Participant harmless from and against any claim, demand or liability for any brokers, finders, or placement fees or commissions incurred as a result of any action by Deepwater in connection with the transactions contemplated by the Transaction Documents, except for any such fee or commission included in Construction Costs; provided, that the covenant
                                                     --------
contained  in  this  Section  6.1(j)  shall  not  apply  to any claim, demand or
                     ---------------
liability for any brokers, finders or placement fees or commissions: (i) due and payable to Bank of America in connection with the transactions contemplated by the Transaction Documents; (ii) due and payable to any broker engaged by the Trustees, Investment Trust, Funding Participants or Affiliate thereof; or (iii) due and payable to any broker retained after Deepwater's election of the Return Option pursuant to Section 20.3 of the Master Charter.

     (k)     Notice  of  Material  Default,  Charter  Event  of  Default  or
             ---------------------------------------------------------------
Environmental  Claim; Other Certificates.  If a Responsible Officer of Deepwater
----------------------------------------
has Actual Knowledge of a Material Default, Charter Event of Default or Environmental Claim with respect to the Drillship (to the extent that Deepwater reasonably expects the cost to remediate or liability to be incurred with respect to all such Environmental Claims then outstanding to exceed $5,000,000 individually or in the aggregate), Deepwater shall promptly give notice thereof to each other party to this Agreement.

     Deepwater shall, upon the request of the Charter Trustee, (i) advise the Charter Trustee in writing in reasonable detail of its response to any Environmental Claim with respect to the Drillship and (ii) provide to the Charter Trustee prompt notice of the date and location of the next scheduled dry-docking, if any, of the Drillship prior to such date.

     If a default occurs and is continuing with respect to Deepwater's obligations under any Permitted Indebtedness of the type specified in clause
                                                                          ------
(iii)  of  the  definition of Permitted Indebtedness, Deepwater shall notify the
-----
Trustees of such default promptly after Deepwater obtains Actual Knowledge of such default and, upon receiving such notice, either of the Trustees may cure such default at Deepwater's expense.

     Deepwater shall furnish to the Charter Trustee and the Investment Trust (with copies for each Funding Participant) within ninety (90) days after each anniversary of the Closing Date, the annual confirmation of classification of the Drillship issued by the Classification Society, and at any other time upon the request of the Charter Trustee, copies of all certificates issued by the U.S. Coast Guard or the Classification Society with respect to the Drillship.

     (l)     Documentation  of Drillship and Ship Mortgage.  In the event that a
             ---------------------------------------------
successor  trustee  to the Charter Trustee shall have been appointed pursuant to
Section  5.10  of  the Charter Trust Agreement and Section 12.18, or the Charter
                                                   -------------
Trustee  shall  merge  or consolidate with any Person in accordance with Section
5.12  of  the  Charter Trust Agreement and Section 12.18, Deepwater, at its sole
                                           -------------
expense, shall cause the Drillship to be provisionally documented (if the Head Lease Transaction has not been entered into) and the Ship Mortgage and the Charter to be provisionally recorded under the laws of Panama in the name of any successor trustee within fifteen (15) Business Days of the receipt of written notice of any such appointment, merger or consolidation; provided that Deepwater
                                                         -------- ----
shall not be deemed to be in violation of the covenant contained in this sentence to the extent that any delay in procuring such provisional documentation or recordation results from the failure of any of the Participants to execute any necessary documents or instruments promptly upon receipt from Deepwater or to take any other action necessary to effectuate such documentation or recording promptly upon request by Deepwater. Deepwater, at its sole expense, shall thereafter cause the Drillship to be duly permanently documented (if the Head Lease Transaction has not been entered into) and the Ship Mortgage and the Charter to be duly permanently recorded at least 10 Business Days prior to the end of the six (6) months following the issuance of the provisional documentation.

     (m)     Financial Statements.  Deepwater shall, from the date hereof to the
             --------------------
expiration or termination of the Charter Term, provide to the Charter Trustee and each Certificate Purchaser financial statements as follows:

          (i) for each fiscal year ended on and after December 30, 1999, within 120 days after the end of such fiscal year, annual financial statements including a statement of earnings, a statement of cash flows and a balance sheet of Deepwater for the fiscal year then ended prepared in conformity with GAAP, consistently applied, and audited by its independent outside auditors;

          (ii) for each fiscal quarter of Deepwater, within 60 days after the end of such fiscal quarter, unaudited financial statements, including a statement of earnings, a statement of cash flows and a balance sheet of Deepwater for the fiscal quarter then ended prepared in conformity with GAAP, consistently applied; and

          (iii) together with the financial statements required to be delivered under clauses (i) and (ii) above, a certificate from a member's
                       -----------     ----
     representative of Deepwater certifying that no Material Default or Charter Event of Default has occurred and is then continuing.

     (n)     Subordinated  Operating  Expenses.  Deepwater  shall, from the date
             ---------------------------------
hereof to the expiration or termination of the Charter Term, maintain the Services Agreements in effect and shall ensure that to the extent that Operation and Maintenance Expenses incurred during each Return Period of the Charter Term (or portion thereof) exceed the total Unsubordinated Operating Expense Amount for such period, such expenses shall be payable by Deepwater under the Services Agreements as Subordinated Operating Expenses. In the event that on any Charter Hire Payment Date there are insufficient funds in the Operating Account to pay all Subordinated Operating Expenses then due and payable in accordance with
Section 3.4(b) of the Depository Agreement, Deepwater shall be entitled to issue Subordinated Debt to the Person to whom such Subordinated Operating Expenses are due in the amount of such shortfall.

     (o)     Plans.  Deepwater shall not, from the date hereof to the expiration
             -----
or termination of the Charter Term, maintain any Plan for the benefit of its employees; provided, however, that, notwithstanding the foregoing, Deepwater may
           --------  -------
adopt one or more Plans for the benefit of its employees which are, in the aggregate, comparable to the Plans maintained by other employers engaged in the same or similar industry. With respect to any such Plan adopted by Deepwater:

          (i) such Plan shall be operated and administered by Deepwater in compliance with its terms and with the requirements of any and all Applicable Laws, in all material respects;

          (ii) no material liability pursuant to Titles I or IV of ERISA or the penalty or excise tax provisions of the Code shall be incurred; and

          (iii) no lien pursuant to Titles I or IV of ERISA or Section 412 of the Code shall be imposed on any of the rights, properties or assets of Deepwater.

     (p) Deepwater shall not create or suffer to exist (and shall discharge promptly) any Lien except any Lien created by, or contemplated in, the Transaction Documents.

     (q) Deepwater shall not incur any indebtedness except for Permitted Indebtedness.

     SECTION  6.2  Certain  Covenants  of  the  Charter  Trustee, the Investment
                   -------------------------------------------------------------
Trustee,  the  Investment  Trust  and Investment Trust Beneficiary.  Each of the
------------------------------------------------------------------
Charter Trustee, the Investment Trustee, the Investment Trust and the Investment Trust Beneficiary (solely in his capacity as Investment Trust Beneficiary), severally and not jointly, covenants as follows:

     (a)     Maintenance  of Existence.  The Investment Trust shall maintain its
             -------------------------
existence as a Delaware business trust and its qualification to do business in each jurisdiction in which the failure to have such a qualification may have a material adverse effect on the performance of its obligations under the Transaction Documents. The Charter Trustee and the Investment Trustee shall each maintain its existence and its qualification to do business in each jurisdiction in which the failure to have such qualification may have a material adverse effect on the performance of its obligations under the Transaction Documents.

     (b)     Indebtedness;  Other  Business.  None  of the Investment Trust, the
             ------------------------------
Investment Trust Beneficiary (solely in his capacity as Investment Trust Beneficiary) nor the Trustees shall contract for, create, incur or assume any Indebtedness, or enter into any business or other activity, other than pursuant to, or as contemplated by, the Transaction Documents and the Head Lease Documents.

     (c)     Change  of  Chief Place of Business.  Each of the Trustees in their
             -----------------------------------
respective individual capacities shall give prompt notice to Deepwater if any of the Investment Trust's or Trustees' chief place of business or chief executive office or the office where the records concerning the accounts or contract rights relating to the Drillship are kept, shall cease to be located at the address set forth in Section 12.3.
                         -------------

     (d)     No  Voluntary  Bankruptcy  by  Investment  Trust.  None  of  the
             ------------------------------------------------
Investment Trust or the Investment Trust Beneficiary (solely in his capacity as Investment Trust Beneficiary) shall (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for them or for all or any substantial part of its assets or property or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this Section 6.2.
                                          ------------

     (e)     No  Voluntary  Bankruptcy by Charter Trustee.  The Charter Trustee,
             --------------------------------------------
in its individual capacity or as trustee, shall not (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it, its debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets or property or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this Section 6.2.
                                                             ------------

     (f)     No  Voluntary  Bankruptcy  by  Investment  Trustee.  The Investment
             --------------------------------------------------
Trustee, in its individual capacity or as trustee, shall not (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it, its debts, the Investment Trust or the Investment Trust's debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for all or any substantial part of its or the Investment Trust's assets or property or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this Section 6.2.
                                                             ------------

     (g)     No  Sale  of Drillship.  None of the Trustees, the Investment Trust
             ----------------------
nor the Investment Trust Beneficiary shall transfer all or any of its interest in the Drillship or the Transaction Documents except as expressly permitted in the Transaction Documents.

     (h)     Trust  Agreements.  Without prejudice to any right of either of the
             -----------------
Trustees under the Trust Agreements to resign as trustee or the Investment Trust Beneficiary to resign as Investment Trust Beneficiary, or the right of the Funding Participants under the Trust Agreements to remove either of the Trustees as trustee, and in each case subject to the terms of the Transaction Documents, none of the Trustees, the Investment Trust nor the Investment Trust Beneficiary shall (i) terminate or revoke the trusts created by the Trust Agreements before the later of the expiration or termination of the Charter or the payment in full of the obligations under the Certificates or the Notes, (ii) amend, modify, supplement, terminate or revoke or otherwise modify any provision of any Transaction Document (other than the Ship Mortgage) or any Head Lease Document in any manner that would have an adverse effect on the rights or interests of Deepwater without the prior written consent of Deepwater, or (iii) amend, modify or supplement the Ship Mortgage without Deepwater's prior written consent.

     (i)     Liens. None of  the Investment Trust  Beneficiary,  either  Trustee
             -----
(in  its  individual  capacity  or  as  beneficiary  or  trustee as the case may
be) nor the Investment Trust shall create or suffer to exist (and shall discharge promptly) any Trust Lien; provided, however, that such Trustee or the
                                     --------  -------
Investment Trust shall not be required to remove a Trust Lien if it is being contested pursuant to a Permitted Contest and is bonded to the satisfaction of Deepwater.

     (j)     Change  of  Jurisdiction  of the Trustees.  Neither Trustee (in its
             -----------------------------------------
individual capacity) shall (i) without sixty (60) days' prior written notice to Deepwater and the Participants, change its jurisdiction of incorporation or organization (individually or as trustee) or (ii) change the jurisdiction of the Investment Trust or the trust created by the Charter Trust Agreement, in any case, without the consent of Deepwater and the Administrative Agent.

     (k)     Quiet Enjoyment.  So long as no Charter Event of Default shall have
             ---------------
occurred and be continuing and Deepwater shall have received no notice thereof, none of the Investment Trust Beneficiary, either Trustee (in its individual, beneficiary or trustee capacities as the case may be) nor the Investment Trust shall take any action to interfere with or otherwise disturb Deepwater's, its agents' or its permitted subcharterers' full use and possession of the Drillship or do or cause to be done any act which would deprive Deepwater, its agents, or its permitted subcharterers of the full use and possession of the Drillship on the terms provided for in the Transaction Documents.

     (l)     Notices.  The  Charter Trustee shall deliver a copy of any notices,
             -------
financial statements or any other documents, received by the Charter Trustee from Deepwater, any guarantor under the Transocean Guaranty or Conoco Guaranty or any Drilling Party, to each Funding Participant at its address set forth in
Schedule  2.
-----------

     (m)     Compliance  by  Charter  Trustee.  Subject  to the terms of Section
             --------------------------------                            -------
12.13,  the  Investment  Trust  agrees  that  it  shall not instruct, or vote to
-----
instruct, the Investment Trust Beneficiary or the Charter Trustee to take any action inconsistent with, contrary to or in violation of the Transaction Documents or the Charter Trustee's obligations thereunder, and each of the Investment Trust and Investment Trust Beneficiary agrees that it shall instruct, or vote to instruct, the Charter Trustee to take any affirmative action necessary to satisfy the Charter Trustee's obligations under the Drilling
Consent (including any obligation to enter into an assumption agreement, replacement drilling contract or similar arrangement and with respect to a Non-Defaulting Drilling Party, the Cross-Default cure provision and the assignment of rights and interests upon election and satisfaction of the Purchase Option, all in accordance with the terms of the Drilling Consent).

     SECTION  6.3  Covenants  of  the  Funding  Participants.
                   -----------------------------------------

     Each Funding Participant, as applicable, individually and not jointly, covenants as follows:

     (a)     Trust  Agreements.  Without  prejudice to any right of the Trustees
             -----------------
under the Trust Agreements to resign as Trustees or the Investment Trust Beneficiary to resign as Investment Trust Beneficiary, or the right of the Funding Participants under the Trust Agreements to remove the Trustees, and in each case subject to the terms of the Transaction Documents, such Funding Participant hereby agrees with Deepwater (i) not to terminate or revoke the trusts created by the Trust Agreements before the later of the expiration or termination of the Charter Term or the payment in full of the obligations under the Certificates and the Notes, and (ii) not to amend, modify, supplement, terminate or revoke or otherwise modify any provision of any Transaction Document or any Head Lease Document in any manner that would have an adverse effect on the rights or interests of Deepwater, the Drilling Parties, Conoco or Transocean without the prior written consent of Deepwater, the Drilling Parties, Conoco or Transocean, respectively.

     (b)     Compliance by Charter Trustee and Investment Trust.  Subject to the
             --------------------------------------------------
terms  of  Section  12.13,  each  Funding  Participant  agrees that it shall not
           --------------
instruct, or vote to instruct, the Charter Trustee, the Investment Trust or the Investment Trust Beneficiary to take any action inconsistent with, contrary to or in violation of the Transaction Documents or the Charter

Trustee's or the Investment Trust's or the Investment Trust Beneficiary's obligations thereunder, and each Funding Participant agrees that it shall instruct, or vote to instruct, the Investment Trust, the Charter Trustee or the Investment Trust Beneficiary to take any affirmative action necessary to satisfy the Investment Trust's and the Charter Trustee's and the Investment Trust's Beneficiary's obligations under the Drilling Consent (including any obligation to enter into an assumption agreement, replacement drilling contract or similar arrangement and with respect to a Non-Defaulting Drilling Party, the Cross-Default cure provision and the assignment of rights and interests upon election and satisfaction of the Purchase Option, all in accordance with the terms of the Drilling Consent).

     (c)     Liens.  Each  Funding  Participant,  as  applicable, agrees that it
             -----
shall not create or suffer to exist (and shall discharge promptly) any Funding Participant Lien attributable to it; provided, however, that no Funding
                                          --------   -------
Participant, as applicable, shall be required to remove a Funding Participant Lien attributable to it if it is being contested pursuant to a Permitted Contest and is bonded to the satisfaction of Deepwater.

     (d)     No  Voluntary  Bankruptcy.  Each Funding Participant agrees that it
             -------------------------
shall not (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to the Charter Trustee's, Investment Trust's or Investment Trust Beneficiary's debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for the Charter Trustee or the Investment Trust or the Investment Trust Beneficiary or for all or any substantial part of either or both of their assets or property and each Funding Participant shall not take any action in furtherance of, or indicating its consent to, or approval of, any of the acts set forth in this Section 6.3(d).
                                 ----------------

     (e)     Quiet  Enjoyment.  Each  Funding Participant agrees that so long as
             ----------------
no Charter Event of Default shall have occurred and be continuing and Deepwater shall have received no notice thereof, such Funding Participant shall not take any action to interfere with or otherwise disturb Deepwater's, its agents' or its permitted subcharterers' full use and possession of the Drillship or do or cause to be done any act which would deprive Deepwater, its agents, or its permitted subcharterers of the full use and possession of the Drillship on the terms provided for in the Transaction Documents.

     (f)     Securities.  It shall not, nor shall it permit anyone authorized to
             ----------
act on its behalf to, take any action which would subject the issuance or sale of any Certificates, Notes or Commercial Paper Notes, or any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be a part of the same offering as the offering of the aforementioned items, to the registration requirements of
Section  5  of  the  Securities  Act  or  any  state  securities  laws.

     SECTION  6.4  Covenants  of  the  Members.  As  the  sole obligation of the
                   ---------------------------
Members under this Agreement, each of the Members, severally and not jointly, covenants as follows:

     (a)     Bankruptcy.  Such  Member agrees that it shall not (i) commence any
             ----------
case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to Deepwater or its debts; (ii) seek appointment of a receiver, trustee, custodian or other similar official for Deepwater or for all or any substantial part of its property; or (iii) vote its interest as a member of Deepwater to, or to otherwise, cause Deepwater to file a voluntary petition in bankruptcy or an answer seeking reorganization in a proceeding under any bankruptcy, insolvency or similar laws or an answer admitting the material obligations of a petition filed against Deepwater in any such proceeding.

     (b)     No  Amendment  to  LLC  Agreement.  Other than in connection with a
             ---------------------------------
transfer  of  an ownership interest permitted by Section 6.4(c) or a transaction
                                                 --------------
permitted  by  Section 6.1(b), such Member agrees that it will not amend the LLC
               --------------
Agreement as in effect on the Documentation Date, in a manner that has an adverse effect on the rights or interests of the Trustees, the Investment Trust, the Funding Participants, or their respective rights under the Transaction Documents or the obligations of Deepwater thereunder, in each case, without the prior written consent of the Charter Trustee, such consent not to be unreasonably withheld.

     (c)     Maintenance of Membership Interests.  Other than in connection with
             -----------------------------------
a Qualified Transfer, such Member agrees that it shall not sell, assign or transfer any of its interest in Deepwater if the result of such sale, assignment or transfer is to cause the aggregate membership interests in Deepwater of such Member and its Affiliates to be less than 40% of all of the Membership interests in Deepwater.

     (d)     Compliance  by  Deepwater.  Subject  to the terms of Section 12.13,
             -------------------------                            -------------
such Member agrees that it shall not instruct Deepwater to take any action inconsistent with, contrary to or in violation of the Transaction Documents or Deepwater's obligations thereunder.

     (e)     Securities.  It shall not, nor shall it permit anyone authorized to
             ----------
act on its behalf to, take any action which would subject the issuance or sale of any Certificates, Notes or any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be a part of the same offering as the offering of the aforementioned items, to the registration requirements of Section 5 of the Securities Act or any state securities laws.

     SECTION  6.5  Hedging  Agreements.  At  any time after the Closing Date, if
                   -------------------
Deepwater has arranged for one or more interest rate swaps in an aggregate notional principal amount of up to $195,000,000 in substantially the form of Exhibit L-1 hereto (the "Hedging Agreements") to be entered into by one or more
------------              ------------------
Hedging Agreement Counterparties, then upon the written request from Deepwater the Charter Trustee shall enter into such Hedging Agreements and, concurrently therewith, Deepwater and the Charter Trustee shall enter into one or more matching interest rate swaps in substantially the form of Exhibit L-2 hereto
                                                              -----------
(the  "Deepwater  Hedging  Agreements");  provided that, at the time any Hedging
       ------------------------------     -------- ----
Agreements are entered into after the Effective Date, each of the Hedging Agreement Counterparties shall be a Funding Participant or an Affiliate thereof and each of the Hedging Agreement Counterparties shall have executed acknowledgments to the Depository Agreement, the Charter Trustee Assignment and any other appropriate Transaction Document. The Charter Trustee is hereby instructed and agrees to deposit all amounts owed to Deepwater under the Deepwater Hedging Agreements (the "Deepwater Hedge Payments") and all amounts
                                      ------------------------
paid to the Charter Trustee under the Hedging Agreements with the Depository to be applied pursuant to the Depository Agreement, as applicable. All Deepwater Hedge Payments deposited pursuant to the preceding sentence shall satisfy, to the extent so deposited, the obligations of the Charter Trustee under the Deepwater Hedging Agreements. All payments made to the Hedging Agreement Counterparties of amounts owed to the Hedging Agreement Counterparties under the Hedging Agreements pursuant to the Depository Agreement shall satisfy the corresponding obligations of Deepwater under the Deepwater Hedging Agreements. If a Responsible Officer of Deepwater has Actual Knowledge of a Charter Event of Default or Event of Loss, Deepwater shall promptly give notice thereof to each of the Hedging Agreement Counterparties. In addition, Deepwater shall provide to each of the Hedging Agreement Counterparties a copy of any notice of its election to exercise its Special Purchase Right under Section 16.4 of the Master Charter. The Charter Trustee shall provide to each of the Hedging Agreement Counterparties a copy of any notice given to Deepwater under Article XVI of the Master Charter.

     SECTION  6.6  [Intentionally  Omitted].

     SECTION  6.7  Charter Extension Option.  In the event that Deepwater elects
                   ------------------------
the Charter Extension Option in accordance with Section 20.2 of the Master Charter, Deepwater may, in its sole discretion, elect to replace any Funding Participant that does not submit an offer to extend or whose offer to extend is rejected by Deepwater by having a Replacement Funding Participant purchase such non-consenting Funding Participant's interest in accordance with this Agreement. Replacement of a Funding Participant by a Replacement Funding Participant shall be accomplished in accordance with Section 4.4.
                                        ------------

     SECTION  6.8  Excessive  Use  Indemnity.  In  the  event that (a) Deepwater
                   -------------------------
elects the Return Option and (b) after paying to the Charter Trustee all amounts due under Section 20.3 of the Master Charter, including Net Sales Proceeds and the Residual Guaranty Amount, the Charter Trustee has not received sufficient funds to reduce the Charter Balance (excluding any Purchasing Party Amount) to zero, then Deepwater shall deliver a report from an independent appraiser acceptable to the Majority Funding Participants establishing whether or not the decline in the fair market value of the Drillship from the anticipated fair market value of the Drillship as of the Scheduled Charter Expiration Date in the Appraiser's report delivered pursuant to Section 3.2(f) of the Original Participation Agreement was due to wear and tear on the Drillship in excess of ordinary wear and tear. Deepwater shall pay to the Charter Trustee promptly after receipt of such report an amount equal to the amount, if any, of the decline in the fair market value of the Drillship that the appraiser has attributed to such excess wear and tear; provided, however, that the amount owed
                                         --------  -------
by Deepwater pursuant to this Section 6.8 shall in no event exceed the amount of
                              -----------
funds necessary to reduce the Charter Balance (excluding any Purchasing Party Amount) to zero and to pay all accrued and unpaid Charter Return after Deepwater's payment of all amounts due under Section 20.3 of the Master Charter. The appraiser's determination shall be absolute and final and not contested by any of the parties hereto, absent manifest error.

                                    SECTION 7

                               CERTAIN PROCEDURES

     SECTION  7.1  Illegality.  If  after the Documentation Date the adoption of
                   ----------
any Applicable Law, or any change in any Applicable Law, or in the interpretation or administration by any central bank or other Government Authority of any Applicable Law, has made it unlawful, or it is asserted by any central bank or other Government Authority that it is unlawful, for any Liquidity Purchaser or Certificate Purchaser or its Applicable Office to make or continue Base Rate Fundings (an "Illegality Event") then, on written notice
                                      ----------------
thereof by such Funding Participant to Deepwater and the Charter Trustee, any obligation of such Funding Participant to make Base Rate Fundings shall be suspended to the extent necessary to comply with any such Applicable Law until such Funding Participant notifies the Charter Trustee and Deepwater that such Illegality Event no longer exists.

     If an Illegality Event occurs, upon written notice of such Illegality Event from the affected Funding Participant to Deepwater (with a copy to the Charter Trustee), all Base Rate Fundings of such Funding Participant then outstanding shall automatically be converted to an Alternate Rate Funding, either on the last day of the Return Period thereof, if such Funding Participant may lawfully continue to maintain such Base Rate Fundings to such day, or immediately, if such Funding Participant may not lawfully continue to maintain such Base Rate Funding.

     If the obligation of any Liquidity Purchaser or Certificate Purchaser to make or maintain Base Rate Fundings has been terminated or suspended in accordance with this Section 7.1, Deepwater may elect, by giving notice to such
                      -----------
Funding Participant through the Charter Trustee or the Investment Trust that all Fundings which would otherwise be made by such Funding Participant as Base Rate Fundings shall be made instead as Alternate Rate Fundings.

     Before giving any notice to Deepwater, the Charter Trustee or the Investment Trust under this Section 7.1, the affected Funding Participant shall
                             -----------
designate a different Applicable Office with respect to its Base Rate Fundings if such designation will avoid or cure the Illegality Event and will not, in the judgment of the Funding Participant, be illegal or otherwise disadvantageous to the Funding Participant.

     SECTION  7.2  Increased  Costs and Reduction of Return.    If due to either
                   ----------------------------------------
(i) the adoption of or any change in or in the interpretation by any Government Authority of any law or regulation or (ii) the compliance by any Affected Party with any guideline or request from any central bank or other Government Authority (whether or not having the force of law), any Affected Party becomes subject to any Tax, duty or other charge (other than Taxes for which indemnification is provided under Section 10.4) such that there shall be any
                                      ------------
increase in the cost to any Affected Party of agreeing to make or making, continuing, funding or maintaining any Fundings, or otherwise with respect to any commitment to, or funding of, any Conduit by an Affected Party (in such capacity) then, subject to Section 7.6, Deepwater shall be liable for, and shall
                           -----------
from time to time, upon written demand from such Affected Party (with a copy of such demand to be sent to the Charter Trustee), pay to the Charter Trustee for the account of such Affected Party additional amounts equal to the amount of such increased costs.

     (b) If (i) the adoption of any Applicable Law relating to the adequacy of any Affected Party's capital, (ii) any change in any such Applicable Law,
(iii) any change in the interpretation or administration of any such Applicable Law by any central bank or other Government Authority charged with the interpretation or administration thereof, or (iv) compliance by any Affected Party (or its Applicable Office) or any corporation controlling any Affected Party with any such Applicable Law, affects or would affect the amount of capital required or expected to be maintained by any Affected Party or any corporation controlling any Affected Party such that the return on capital of such Affected Party is reduced as a consequence of such Affected Party's commitment or obligations under this Agreement, the Loan Agreement or the LAPA (or any other Conduit program document by an Affected Party (in such capacity)) to a level below that which such Affected Party could have achieved but for such adoption or change (taking into consideration such Affected Party's or such corporation's policies with respect to capital adequacy and such Affected Party's reasonably expected return on capital), then upon written notice from such Affected Party to Deepwater (with a copy to the Charter Trustee) Deepwater shall, subject to Section 7.6, pay to such Affected Party additional amounts
                     ------------
sufficient  to  compensate  such  Affected  Party  for such reduction in return.

     (c) Any Affected Party affected by a change as described in subparagraphs (a) or (b) shall, pursuant to Section 7.6, deliver to Deepwater
           -------      ---                    -----------
and the Charter Trustee as promptly as practicable a certificate setting forth in reasonable detail the amount actually imposed or assessed and in the case of the occurrence of an event described in Section 7.2(a) or (b), setting forth in
                                         --------------    ---
reasonable detail such increased amounts or the amount required to compensate such Affected Party for such reduced return and the basis for the determination of such amounts.

     SECTION 7.3  Funding Losses.  Deepwater shall reimburse each Affected Party
                  --------------
and hold each Affected Party harmless from any direct loss or expense (as opposed to consequential loss or expense) which the Affected Party may sustain or incur as a consequence of: (a) the failure of Deepwater to make on a timely basis any payment which it is required to make under the Transaction Documents which is to be applied to the payment of principal of any Funding; (b) the failure of Deepwater to accept, continue or convert the proceeds of any Contribution or Advance paid to the Charter Trustee or Investment Trust, as the case may be after Deepwater has given (or is deemed to have given) a Refinancing Request; (c) the failure of Deepwater to make any payment which it is required to make under the Transaction Documents which is to be applied to the prepayment of any Funding in accordance with any notice delivered pursuant to this Agreement or any Transaction Document; (d) the prepayment or other payment (including after acceleration thereof) of a Funding on a day that is not the last day of the relevant Return Period; (e) the sale or transfer of a Series A Charter Trust Certificate or Note pursuant to Sections 4.4, 7.7 or 9.4, the
                                                   ------------  ---    ---
automatic conversion of any Base Rate Funding to an Alternate Rate Funding or a conversion of a Funding bearing interest at the CP Rate to a Base Rate Funding or Alternate Rate Funding on a day that is not the last day of the relevant Return Period, including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Base Rate Fundings or from fees payable to terminate the deposits from which such funds were obtained; or (f) the prepayment or other payment (including after acceleration thereof) of a Conduit Loan on a day other than when due. For purposes of calculating amounts payable by Deepwater to the Affected Party other than the Conduit under this Section 7.3 except with respect to clause (f) above and under Sections 2.4
      -----------                                                   ------------
and  2.8,  each  Base  Rate  Funding made by an Affected Party (and each related
     ---
reserve, special deposit or similar requirements) shall be conclusively deemed to have been funded at the LIBOR used in determining the applicable Return Rate for such Base Rate Funding by a matching deposit or other borrowing in the interbank Eurodollar market for a comparable amount and for a comparable period, whether or not such Base Rate Funding is in fact so funded.

     SECTION  7.4  Inability  to Determine Rates.  If the Charter Trustee or the
                   -----------------------------
Majority Funding Participants determine that for any reason adequate and reasonable means do not exist for determining the Base Rate for any requested Return Period with respect to a proposed Base Rate Funding by reason of any changes arising after the Documentation Date affecting the interbank Eurodollar market, the Charter Trustee will promptly so notify Deepwater and each Funding Participant. Thereafter, the obligation of the Liquidity Purchasers or Certificate Purchasers to make or maintain Base Rate Fundings hereunder shall be suspended until the Charter Trustee, upon the instruction of the Majority Funding Participants, revokes such notice in writing. Upon receipt of such notice, Deepwater may revoke any Refinancing Requests then submitted by it. If Deepwater does not revoke any such Refinancing Request, each Liquidity Purchaser and Certificate Purchaser shall make, convert or continue its Funding, as the case may be, as proposed by Deepwater, in the amount specified in the applicable notice submitted by Deepwater, but such Fundings shall be made, converted or continued as Alternate Rate Fundings instead of Base Rate Fundings.

     SECTION  7.5  Reserves on Base Rate Advances.  If after the date hereof any
                   ------------------------------
Liquidity Purchasers or Certificate Purchasers shall be required under regulations of the Federal Reserve Board or any other applicable Government Authority to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency
                                                                    ------------
Liabilities"),  Deepwater shall pay to such Funding Participant additional costs
-----------
on the unpaid principal amount of each Base Rate Funding equal to the actual costs of such reserves maintained and allocated to such Base Rate Funding by such Funding Participant, payable on each date on which interest is payable on such Base Rate Funding, provided Deepwater shall have received at least 15 days' prior written notice (with a copy to the Charter Trustee) of such additional costs from the Funding Participant. If a Funding Participant fails to give notice 15 days prior to the relevant Charter Hire Payment Date, such additional costs shall be payable 15 days from receipt of such notice.

     SECTION  7.6  Certificates  of  Funding  Participants.  Any  Affected Party
                   ---------------------------------------
claiming  reimbursement  or  compensation  under this Section 7 shall deliver to
                                                      ---------
Deepwater (with a copy to the Charter Trustee) a certificate setting forth in reasonable detail the amount payable to such Affected Party hereunder and the basis for the determination of such amount and such certificate shall be conclusive and binding on Deepwater in the absence of manifest error. Deepwater shall not be obligated to compensate any Affected Party for any costs incurred more than 120 days before the date on which such Affected Party first notifies Deepwater of its intent to make such a claim or it notifies Deepwater of an event that entitles it to compensation.

     SECTION  7.7  Substitution  of  Funding  Participants; Change in Applicable
                   -------------------------------------------------------------
Office; Prepayments.  Upon the receipt by Deepwater from any Funding Participant
-------------------
(an  "Affected  Funding  Participant") of a claim for compensation under Section
      ------------------------------                                     -------
7.2,  Deepwater  may:  (i)  request  the  Affected  Funding  Participant  to use
---
commercially reasonable efforts to obtain a replacement bank or financial institution satisfactory to Deepwater (a "Substitute Funding Participant") to
                                             ------------------------------
acquire and assume all or a ratable part of all of such Affected Funding Participant's Certificate Purchaser Amount or Lender Amount, as the case may be, and Liquidity Purchaser Commitment Amount and Facility Loan Commitment Amount, as the case may be, so long as the Affected Funding Participant is paid its Certificate Purchaser Amount or Lender Amount, as the case may be, accrued and unpaid Charter Return on such amount, any funding losses incurred by it pursuant to Section 7.3 as a result of the substitution and any other accrued and unpaid
    -----------
amount owed to it by Deepwater under the Transaction Documents; (ii) request one or more of the other Funding Participants, as applicable, to acquire and assume all or part of such Affected Funding Participant's Certificate Purchaser Amount or Lender Amount, as the case may be, and Liquidity Purchaser Commitment Amount and Facility Loan Commitment Amount, as the case may be, so long as the Affected Funding Participant is paid its Certificate Purchaser Amount or Lender Amount, as the case may be, accrued and unpaid Charter Return on such amount, any funding losses incurred by it pursuant to Section 7.3 as a result of the
                                                 ------------
substitution and any other accrued and unpaid amount owed to it by Deepwater under the Transaction Documents; (iii) designate a Substitute Funding Participant and require the Affected Funding Participant to sell all of its interests in its Certificate Purchaser Amount or Lender Amount, as the case may be, and Liquidity Purchaser Commitment Amount and Facility Loan Commitment Amount, as the case may be, to such Substitute Funding Participant for an amount equal to its Certificate Purchaser Amount or Lender Amount, as the case may be, accrued and unpaid Charter Return, any funding losses incurred by it pursuant to
Section  7.3  as  a  result of the substitution and all other accrued and unpaid
------------
amounts owed to it by Deepwater under the Transaction Documents; (iv) request the Affected Funding Participant to designate a different Applicable Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not be illegal or otherwise disadvantageous to the Affected Funding Participant; or (v) make payments to the Charter Trustee which are equal to the amounts necessary for the Charter Trustee to prepay all or a portion of the Certificate Purchaser Amount or Lender Amount, as the case may be, of the Affected Funding Participant Purchaser, together with accrued and unpaid Charter Return attributable to the amount being prepaid and any funding losses incurred by the Affected Funding Participant pursuant to Section 7.3 as a
                                                                -----------
result  of the prepayment; provided that in the case of clauses (i), (ii), (iii)
                           -------- ----                ------- ---  ----  -----
or  (iv) above, if such Substitute Funding Participant is a Liquidity Purchaser,
    ----
such action shall be subject to approval by the Rating Agencies rating the Commercial Paper Notes and the applicable Administrator and subject to the
                                                              ---
provisions  of  each respective LAPA; provided further, that (i) any replacement
                                      -------- -------
of the Conduit (Liberty) shall not be effective unless The Bank of Nova Scotia is also replaced as a Liquidity Purchaser, (ii) any replacement of The Bank of Nova Scotia shall not be effective unless the Conduit (Liberty) is also replaced, (iii) any replacement of the conduit (Paradigm) shall not be effective unless Westdeutsche Landesbank Girozentrale, New York Branch is also replaced as a Liquidity Purchaser and (iv) any replacement of Westdeutsche Landesbank Girozentrale, New York Branch as a Liquidity Purchaser shall not be effective unless the Conduit (Paradigm) is also replaced; provided further, that in the
                                                   -------- -------
event that Conduit (Liberty) is replaced pursuant to this Section 7.3, (i) Conduit (Hatteras) shall, subject to approval from the Rating Agencies, increase its Conduit Loan Amount under the Loan Agreement in an amount equal to the portion of Bank of America N.A.'s Facility Loan Commitment Amount with respect to Conduit (Liberty) and (ii) Bank of America N.A. shall, subject to approval from the Rating Agencies, increase its Liquidity Purchaser Commitment Amount with respect to Conduit (Hatteras) in an amount equal to its terminated Liquidity Purchaser Commitment Amount with respect to Conduit (Liberty). The

Affected Funding Participant shall take any commercially reasonable actions necessary to carry out a request or election made by Deepwater in accordance with this Section 7.7 at Deepwater's sole cost and expense. Any designation of
           -----------
a  Substitute Funding Participant under this Section 7.7 shall be subject to the
                                             -----------
prior written consent of the Charter Trustee which consent shall not be unreasonably withheld, delayed or conditioned.

     SECTION  7.8  Legal  and  Tax  Representation.  Deepwater  acknowledges and
                   -------------------------------
agrees that none of the Trustees, the Investment Trust, any Agent or any Funding Participant has made any representation or warranty concerning the tax, accounting or legal characteristics of the Charter or any of the other Transaction Documents, and that Deepwater has obtained and relied on such tax, accounting and legal advice regarding the Charter and the other Transaction Documents as its deems appropriate. Each of the Charter Trustee, Investment Trust and each Funding Participant acknowledges and agrees that it has obtained and reviewed the Transaction Documents and the various items delivered in connection therewith, and on such tax, accounting and legal advice regarding the Charter and the other Transaction Documents as it deems appropriate.

     SECTION 7.9  Failure of a Certificate Purchaser to Fund.  If a Contribution
                  ------------------------------------------
is to be made in accordance with the terms and conditions hereof and if the Charter Trustee determines that any Certificate Purchaser (each such Certificate Purchaser a "Defaulting Certificate Purchaser") will not make available all or a
             --------------------------------
portion  of its Contribution (the "Defaulted Amount"), the Charter Trustee shall
                                   ----------------
promptly so notify Deepwater and each other Certificate Purchaser (each, a "Non-Defaulting Certificate Purchaser") and shall specify the additional amounts
 ------------------------------------
required to be funded by each such Non-Defaulting Certificate Purchaser pursuant to this Section 7.9. Each such Non-Defaulting Certificate Purchaser as soon as
         -----------
practical after receipt of notice but not before the Refinancing Date, shall transfer to the Charter Trustee, in immediately available funds, its pro rata share of the Defaulted Amount, determined in the same proportion that such Non-Defaulting Certificate Purchaser's Certificate Purchaser Commitment bears to the aggregate Certificate Purchaser Commitments of all such Non-Defaulting Certificate Purchasers; provided, that such amount, together with all amounts
                          --------
previously funded by each such Non-Defaulting Certificate Purchaser, shall not exceed such Non-Defaulting Certificate Purchaser's Certificate Purchaser Commitment. If the Defaulted Amount cannot be fully funded by the Non-Defaulting Certificate Purchasers, the Charter Trustee shall so notify Deepwater and the Non-Defaulting Certificate Purchasers and give to all such Non-Defaulting Certificate Purchasers the opportunity to increase their respective Certificate Purchaser Commitments by notice in writing to the Charter Trustee; provided, that should the aggregate proposed increased Certificate
          --------
Purchaser Commitments by one or more Non-Defaulting Certificate Purchasers exceed the Defaulted Amount, the Charter Trustee shall increase the Certificate Purchaser Commitments of the participating Non-Defaulting Certificate Purchasers on a pro-rata basis in accordance with the respective amounts by which such Non-Defaulting Certificate Purchasers have offered to participate, it being understood that in no event shall the aggregate amount funded by any Certificate Purchaser exceed the amount of such Certificate Purchaser's Certificate Purchaser Commitment after giving effect to any increase in such Certificate
Purchaser Commitment pursuant to this sentence. If the Non-Defaulting Certificate Purchasers do not increase their commitments by an amount sufficient to fund the entire Defaulted Amount, then Deepwater shall have the right to elect to fund any such shortfall and shall thereafter be deemed to be a Certificate Purchaser for all purposes of the Transaction Documents and shall be entitled to receive yield on the amount so funded  in  an amount equal to the applicable Charter Return; provided, however,
                                                              --------  -------
that Deepwater shall not be deemed to be a Certificate Purchaser for purposes of the definition of "Majority Funding Participants".

     In the event of any funding of all or a portion of the Defaulted Amount by the Non-Defaulting Certificate Purchasers, the following rules shall apply notwithstanding any other provision in any Transaction Document:

          (i)     The  Certificate  Purchaser  Commitment  of  the  Defaulting
     Certificate Purchaser shall be decreased in an amount equal to the total aggregate increase, if any, in the Certificate Purchaser Commitments of the Non-Defaulting Certificate Purchasers pursuant to this Section 7.9 and the
                                                             -----------
     Certificate Purchaser Commitment Percentages of the Certificate Purchasers shall be revised accordingly; provided, that nothing shall preclude any
                                       --------
     party from pursuing any rights or remedies it may have against the Defaulting Certificate Purchaser in connection with its failure to make a Contribution;

          (ii)     [Intentionally  Omitted];

          (iii) A Defaulting Certificate Purchaser shall not have the right to fund its Defaulted Amount without the written consent of Deepwater and then only to the extent such Defaulted Amount has not been funded by the Non-Defaulting Certificate Purchasers in a manner that resulted in a decrease in such Defaulting Certificate Purchaser's Certificate Purchaser Commitment Percentage;

          (iv) If and to the extent that the Defaulted Amount is not funded in full by the Non-Defaulting Certificate Purchasers, the Charter Trustee, after providing written notice thereof to Deepwater, may delete funds from the Refinancing Request so that the total Contribution specified in the Refinancing Request equals the aggregate revised Contributions for the Refinancing Date and shall so notify all Certificate Purchasers thereof; and

          (v) The Non-Defaulting Certificate Purchasers shall not be responsible for any damages suffered by Deepwater or any of Deepwater's Affiliates as a result of the Defaulting Certificate Purchaser's failure to so fund. The Defaulting Certificate Purchasers shall not be responsible for any consequential or special damages suffered by Deepwater or any of Deepwater's Affiliates as a result of its failure to fund.


                                    SECTION 8

                          PAYMENT OF CERTAIN EXPENSES

     SECTION  8.1  Transaction  Expenses.  In  the  event  that the transactions
                   ---------------------
contemplated hereby are consummated, Deepwater shall pay or cause to be paid all Transaction Expenses in accordance with Sections 3.2(i) and 4.2(j), all Fees in
                                         ---------------     ------
accordance  with Sections 2.14 and 4.2(j) and all other fees, expenses and costs
                 -------------     ------
in accordance with the Transaction Documents. Deepwater may pay any such Transaction Expenses out of the proceeds of Contributions and Advances made available in accordance with Section 2.3. Any Transaction Expenses or Fees
                                 ------------
submitted to Deepwater which were not paid on the Refinancing Date shall be paid by Deepwater promptly after receipt of an invoice therefor.

     SECTION  8.2  Transaction Expenses if Closing does not Occur.  In the event
                   ----------------------------------------------
that the transactions contemplated hereby are not consummated for any reason Deepwater shall promptly pay all of the Transaction Expenses submitted to Deepwater as they become due.

     SECTION 8.3  On-Going Expenses.  Deepwater shall, promptly upon demand, pay
                  -----------------
or reimburse the Charter Trustee, the Investment Trust, each Affected Party, the Agents or the other Persons entitled thereto for all other out-of-pocket expenses (including counsel fees) reasonably incurred in connection with: (a) entering into, or the giving or withholding of, any future amendments, supplements, waivers or consents with respect to the Transaction Documents, to the extent required by the terms of the Transaction Documents, the Services Agreements, the Drilling Contracts, the Rig Sharing Agreement or the Drilling Contract Guaranties, or requested or consented to by Deepwater (whether or not consummated); (b) the negotiation and documentation of any restructuring or "workout" whether or not consummated, of any Transaction Document to the extent requested or consented to by Deepwater; (c) the enforcement, attempted enforcement or preservation of the rights or remedies under the Transaction
Documents, the Services Agreements, the Drilling Contracts, the Rig Sharing Agreement or the Drilling Contract Guaranties; (d) further assurances requested by Deepwater pursuant to Section 12.11; (e) any transfer by the Charter Trustee,
                         -------------
the Investment Trust or any Funding Participant of any interest in the Transaction Documents during the continuance of a Charter Event of Default; (f) the ongoing fees (if any) and expenses of any Agent, the Trustees and the Depository pursuant to separate agreements entered into by Deepwater with such Persons; (g) the costs and expenses associated with the Documentation Date and the Refinancing Date, including fees and expenses of U.S. and Panamanian counsel, recordation and recording fees and all other out-of-pocket expenses of the parties hereto in connection with the Documentation Date and the Refinancing Date and the transactions contemplated herein (h) any reasonable legal fees and expenses incurred by a single counsel to any Conduit and its Applicable Liquidity Purchasers and related Agents in connection with the extension of the LAPAs, and (i) any fees and expenses incurred by each Liquidity Agent in connection with establishing and maintaining a segregated trust account pursuant to the applicable sections of the LAPA it is party to (provided, that Deepwater
                                                        --------
shall only be responsible for fees and expenses of one U.S. counsel and one Panamanian counsel for all of the Funding Participants (other than the Conduits in the case of the U.S. counsel), the Agents, the Trustees and the Investment Trust).


                                    SECTION 9

          RESTRICTIONS ON TRANSFERS; CHANGE OF CONTROL; MEMBER TRANSFER

     SECTION  9.1  Restrictions  on  the  Funding  Participants.  A  Funding
                   --------------------------------------------
Participant, including a Purchasing Party, may transfer all or a portion of its interest in its Series A Charter Trust Certificates, Notes or Commitments, as the case may be, in the following circumstances:

     (a) in the case of a Funding Participant that is not a Purchasing Party, such Person obtains the prior written consent of Deepwater and transfers its interests in its Series A Charter

Trust Certificates, Notes, Loans or Commitments, as the case may be, to a transferee that has executed an Assignment and Assumption Agreement in substantially the form of Exhibit K by which such transferee assumes the duties
                           ---------
and  obligations  of  the transferring Funding Participant; provided that if any
                                                            -------- ----
Conduit transfers its interests in its Notes, Loans or Commitments to an Affiliate or any Program Support Provider or if any Liquidity Purchaser transfers its interests in its Notes, Loans or Commitments to its Conduit, such Funding Participant will not be restricted by the provisions set forth in this
Section  9.1;
------------

     (b) in the case of any Certificate Purchaser, including any Purchasing Party, such Person transfers all or a portion of its interest in its Series A Charter Trust Certificates and the following conditions are satisfied:

          (i) such transfer is equal to such Certificate Purchaser's then outstanding Certificate Purchaser Amount;

          (ii) if the transferee is an Affiliate of a Certificate Purchaser and does not otherwise qualify under clause (iii) below, such Certificate Purchaser unconditionally and irrevocably guarantees the payment and performance obligations of the transferee;

          (iii) if the transferee is an Affiliate of a Certificate Purchaser, such transferee has a capital and surplus of at least $250 million or a tangible net worth of at least $100 million; or

          (iv) if the transferee is not an Affiliate of a Certificate Purchaser, the transferee, or a party unconditionally and irrevocably guaranteeing the payment and performance obligations of the transferee pursuant to a guaranty in form and substance satisfactory to Deepwater, meets the following criteria:

               (1) the transferee or guarantor of the payment and performance obligations of the transferee, if any, has a capital and surplus of at least $400 million or a net worth of at least $150 million;

               (2) each of the transferee and the guarantor of the payment and performance obligations of the transferee, if any, is an institutional investor;

               (3) Deepwater, Conoco and Transocean have not previously been involved in material litigation with the proposed transferee or guarantor of the payment and performance obligations of the transferee, if any, and are not currently involved in material litigation proceedings with the proposed transferee or guarantor of the payment and performance obligations of the transferee, if any;

               (4) on the date of such transfer the transferee provides evidence satisfactory to Deepwater that it is not subject to or is exempt from United States withholding taxes;

               (5) neither such transferee or guarantor nor any of its Affiliates is a Competitor; and

               (6) on the date of such transfer, the transferee certifies, in writing, that no facts exist that would permit such transferee to make a claim against Deepwater for increased costs, indemnities or other additional amounts under Section 7.
                ----------

     (c) in the case of any Liquidity Purchaser, such person meets the requirements contained in Section 10 of the applicable LAPA.

     Any transfer of an interest in a Series A Charter Trust Certificate, a Note, Loan or Commitment by a Funding Participant in violation of the foregoing restrictions shall be null and void, and the transferor and any guarantor thereof shall remain liable under the Transaction Documents. A Funding Participant that intends to transfer an interest in its Series A Charter Trust Certificates (including a sale of a participation in any such Certificate pursuant to Section 3.8(h) of the Trust Agreement or Section 3.8(h) of the Investment Trust Agreement, respectively, or a pledge thereof) and has an interest in Notes must transfer the same percentage interest in both its Series A Trust Certificates and Notes together to the same purchaser or transferee in a single transaction.

     Notwithstanding  any  other  provision  in  this  Section  9.1, any Funding
                                                       ------------
Participant may at any time create a security interest in, or pledge, all or any portion of its rights under its Series A Charter Trust Certificate or Notes, as the case may be, together with the rights evidenced by such certificates, in favor of (i) any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 C.F.R. Section 203.14, and (ii) with respect to any Conduit, any Program Support Provider, and such Person may enforce such pledge or security interest in any manner permitted under Applicable Law.

     SECTION  9.2  Restrictions  on  Trustees  and Investment Trust Beneficiary.
                   ------------------------------------------------------------
The Charter Trustee shall not resign as Charter Trustee, the Investment Trustee shall not resign as Investment Trustee and the Investment Trust Beneficiary shall not resign as Investment Trust Beneficiary, unless and until a successor has been appointed which is a Person who has agreed to act as Charter Trustee, Investment Trustee and Investment Trust Beneficiary as applicable, and is reasonably acceptable to Deepwater.

     SECTION  9.3  Expenses.  All  reasonable  and documented costs and expenses
                   --------
(including counsel fees and disbursements) of the parties thereto in connection with any transfer permitted by Section 9.1 or Section 9.2 (excluding reasonable
                                -----------    -----------
out-of-pocket costs and expenses relating to any transfer by a Conduit, which such costs and expenses shall be the responsibility of Deepwater) shall be the responsibility of the transferor.

     SECTION  9.4  Change  of  Control.
                   -------------------

     If a Prepayment Change of Control Trigger Event occurs, (i) the Person suffering such Prepayment Change of Control Trigger Event must notify in writing (the "Prepayment Change of Control Trigger Event Notice"), each Funding
       -------------------------------------------------------
Participant and the Charter Trustee of the occurrence of such Prepayment Change of Control Trigger Event within ten (10) days of the occurrence of such event and (ii) each Funding Participant shall have the right, by written notice (the "Prepayment Notice") delivered to Deepwater, the relevant Purchasing Party, the
 ------------------
Charter Trustee and the Investment Trust within 10 days of receipt of the Prepayment Change of Control

Trigger Event Notice, to require such Purchasing Party to purchase (x) (1) such Funding Participant's Conoco Series A Charter Trust Certificates, if any, and
(2) 40% of such Funding Participant's Notes (where Conoco is the Purchasing Party), if any, or (y) (1) such Funding Participant's Transocean Series A Charter Trust Certificates, if any, and (2) 60% of such Funding Participant's Notes (where Transocean is the Purchasing Party), if any, on a date set forth in the Prepayment Notice which shall be no more than 7 Business Days from the delivery of the Prepayment Notice to the Purchasing Party. On the date set forth in the Prepayment Notice, the Purchasing Party shall make payments in immediately available funds to the Charter Trustee in its individual capacity, as agent for the Purchasing Party, which will remit such amounts to the selling Funding Participant(s) in an aggregate amount equal to (i) where Transocean is the Purchasing Party, (x) in exchange for the Transocean Series A Charter Trust Certificates of a selling Certificate Purchaser, the outstanding principal balance  of  the  Transocean  Series  A  Charter  Trust  Certificates  of  such
Certificate Purchaser, together with the accrued and unpaid Charter Return thereon and any funding losses incurred by such Certificate Purchaser pursuant to Section 7.3 as a result of the prepayment of such Transocean Series A Charter
   -----------
Trust Certificates and (y) 60% of the then outstanding Lender Amount of the applicable Lender, together with the accrued and unpaid Charter Return thereon and any funding losses incurred by the Lenders pursuant to Section 7.3 as a
                                                                -----------
result of the prepayment of the Notes and (ii) where Conoco is Purchasing Party,
(x) in exchange for the Conoco Series A Charter Trust Certificates of such Certificate Purchaser, the outstanding principal balance of the Conoco Series A Charter Trust Certificates of such Certificate Purchaser, together with the accrued and unpaid Certificate Return thereon and any funding losses incurred by such Certificate Purchaser pursuant to Section 7.3 as a result of the prepayment
                                       -----------
of such Conoco Series A Charter Trust Certificates and (y) 40% of the then outstanding Lender Amount of the applicable Lender, together with the accrued and unpaid Charter Return thereon and any funding losses incurred by the Lenders pursuant to Section 7.3 as a result of the prepayment of the Notes (the amounts
             -----------
specified  in  clauses  (i) and (ii), collectively being, the "Change of Control
               ------------     ----                           -----------------
Prepayment  Amount").  The  Purchasing  Party  shall make payment to the Charter
------------------
Trustee in its individual capacity, in immediately available funds, in the amount of the Change of Control Prepayment Amount. Upon receipt of such payment from the Purchasing Party, the Charter Trustee, as agent for the Purchasing Party, shall pay the Series A Portion of the Change of Control Prepayment Amount to the applicable Certificate Purchasers requiring prepayment pursuant to this
Section 9.4 and shall pay the Lender Portion of the Change of Control Prepayment
-----------
Amount to the Investment Trust, which, in turn, shall pay such amount to the applicable Lenders requiring prepayment pursuant to this Section 9.4.
                                                                ------------

     The Commitments and any outstanding Certificate Purchaser Amounts or Lender Amount of any Purchasing Party receiving its interest in the Series A Charter Trust Certificates and/or Notes pursuant to this Section 9.4 shall not be
                                                        -----------
counted in determining any actions which require the vote of the "Majority Funding Participants," nor shall a Purchasing Party, to the extent its interest is acquired pursuant to this Section 9.4, be considered a Funding Participant
                                -----------
for purposes of any voting provisions of the Transaction Documents. In addition, a Purchasing Party, to the extent it receives its interest in the Series A Charter Trust Certificates and/or Notes pursuant to this Section 9.4,
                                                                    -----------
shall not be considered a "Funding Participant" for the purposes of receiving distributions under the Depository Agreement but shall instead receive payments thereunder in respect of the Purchased Interest only as a "Purchasing Party" thereunder. As a point of clarification only, except to the extent provided above, the outstanding Certificate

Purchaser Amount relating to the Series A Charter Trust Certificates purchased by the Purchasing Party shall continue to be deemed a "Certificate Purchaser Amount" and shall be included as a part of the Certificate Purchaser Balance and the outstanding Lender Amounts relating to the Notes purchased by the Purchasing Party shall continue to be deemed "Lender Amounts" and shall be included as part of the "Lender Balance" and, as such, each shall be included in the calculation of any Purchase Option Price, Termination Value, Residual Guaranty Amount, Charter Balance or other amount having the Certificate Purchaser Balance and/or Lender Balance, as the case may be, as a component thereof. The foregoing restrictions and limitations with respect to voting rights and the receipt of distributions under the Depository Agreement are applicable only in so far as the Purchasing Party (or any of its Affiliates) remains the holder of such Purchased Interest. Any transferee of a Purchasing Party (other than a transferee which is, or is an Affiliate of, Conoco, Transocean or Deepwater) of its Purchased Interest (i) shall become a "Funding Participant" for all purposes under the Transaction Documents, (ii) shall not be deemed to be a "Purchasing Party" and (iii) shall not be subject to any such restrictions or limitations not otherwise applicable to a Funding Participant. Transferees which are Affiliates of Conoco, Transocean or Deepwater following the transfer of all or any portion of a Purchased Interest shall be deemed to be Purchasing Parties to the extent of the interest transferred.

     If either Conoco or Transocean is required to make purchases set forth above then the following events shall automatically be deemed to have occurred immediately after such purchases:

     (i) the Rig Sharing Agreement and (a) if Transocean is the Purchasing Party, the Transocean Charter, the R&B Falcon Drilling Contract and the Transocean Drilling Contract Guaranty shall terminate or (b) if Conoco is the Purchasing Party, the Conoco Charter, the Conoco Drilling Contract and the Conoco Drilling Contract Guaranty shall terminate;

     (ii) the non-purchasing party will be treated as having entered into a subcharter, substantially in the form attached hereto as Exhibit M, with the Purchasing Party imposing on the Purchasing
               ----------
               Party the same obligations it had under the terminated Drilling Contract and Rig Sharing Agreement;

     (iii) the non-purchasing party shall have the right to exclusive possession of the Drillship for the remainder of the Charter Term; and

     (iv) The obligations of such Purchasing Party listed in Sections 2(a)(i)(x)(A), 2(a)(i)(y)(A), 2(a)(ii)(A)(1), 2(a)(ii)(B)(1),
               2(a)(vi) and 2(a)(v) of (a) the Transocean Guaranty, if Transocean is the Purchasing Party or (b) the Conoco Guaranty, if Conoco is the Purchasing Party, shall be terminated.

     The  rights  and  obligations  imposed  under this Section 9.4 shall at all
                                                        -----------
times  be subject to the Special Purchase Right of Deepwater pursuant to Section
16.4  of  the  Master  Charter.

     SECTION 9.5  Member Transfer.  Any Member or its affiliates (the "Acquiring
                  ---------------                                      ---------
Member")  may  acquire  from  any  other  Member or its affiliates (the "Selling
------                                                                   -------
Member")  all or any
------
part of the membership interest in Deepwater (a "Qualified Transfer") so long as
                                                 ------------------
(a)  at  such  time, no Charter Event of Default has occurred and is continuing;
(b) such Acquiring Member has assumed all obligations of the Selling Member under its existing Drilling Contract, related Charter Supplement, Drilling Consent and Service Agreements and the Transaction Documents to which it is a party pursuant to an assignment and assumption agreement acceptable to the Funding Participants; (c) such Acquiring Member's Guarantor has assumed all obligations of the Guarantor related to the Selling Member under its Drilling Contract Guaranty and, as applicable, the Conoco Guaranty or Transocean Guaranty; and (d) such Acquiring Member has obtained the consent of each Participant for such Qualified Transfer; provided, that Deepwater will have the
                                          --------
right to replace any Participant that does not consent to such Qualified Transfer pursuant to Section 4.4.
                        ------------


                                   SECTION 10

                                INDEMNIFICATION

     SECTION  10.1  General Indemnity.  Deepwater hereby agrees to indemnify, on
                    -----------------
an  After-Tax  Basis,  each  of  the  Trustees  (in  their  trust and individual capacities, respectively), the Investment Trust, each Affected Party, the Depository, each Agent (in its agent and individual capacities), the Hedging Agreement Counterparties (if any), Affiliates and the permitted successors and assigns of the foregoing and their respective officers, directors, employees, agents (each an "Indemnified Party" and, collectively, the "Indemnified
                    ------------------                              -----------
Parties")  from  and  against  any and all claims, damages, losses, liabilities,
-------
demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any reasonable and documented costs and expenses in connection with any of the foregoing ("Claims"), which may be asserted against such Indemnified Party arising out of:

     (a) the condition, ownership, construction, purchase, delivery, nondelivery, subcharter, charter, acceptance, rejection, possession, return, abandonment, disposition, use or operation of the Drillship;

     (b) any defect in the Drillship arising from the material or any articles used therein or from the design, testing, or use thereof or from any maintenance, service, repair, overhaul or testing of the Drillship;

     (c) any failure by Deepwater or either Member to perform or observe any covenant, condition or agreement contained in any of the Transaction Documents, or the falsity of any of Deepwater's or either Member's representations and warranties;

     (d)     the  transactions  contemplated  by  the  Transaction  Documents;

     (e) any Environmental Claims arising from or relating to the construction, use, operation, ownership, maintenance, chartering or return of the Drillship;

     (f) the exercise by such Indemnified Party of remedies in the event of a default under the Transaction Documents and the enforcement of any security or other rights with respect thereto;

     (g) any violation of Applicable Law by Deepwater or a Member with respect to the transactions contemplated by the Transaction Documents;

     (h)     any  Liens  which Deepwater or any Member is required to remove; or

     (i) any obligation asserted to be owed by the Indemnified Party under any Assigned Contract as a result of the assignment of such Assigned Contract pursuant to the Deepwater Assignment.

     SECTION 10.2  General Indemnity Exclusions.  Notwithstanding the provisions
                   ----------------------------
of  Section  10.1,  Deepwater shall not be obligated to indemnify an Indemnified
    -------------
Party  under  Section  10.1  for  any  Claim  that is attributable to any of the
              -------------
following:

     (a) acts, events or circumstances occurring after the expiration or earlier termination of the Charter and the return of the Drillship, when required in accordance with the Charter;

     (b) Taxes, loss of tax benefits and the cost and expense of tax controversies (whether or not indemnified by Deepwater under Section 10.4 and
                                                                ------------
other provisions of the Transaction Documents) (except (A) Taxes, penalties, interest or charges of any nature whatsoever to the extent necessary to make any required payment on an After Tax Basis, (B) Taxes that are governmental charges incidental to any Government Action or proceeding that is in the nature of court costs, filing fees, recording fees, postage, stamps, duties, license fees and other similar charges);

     (c) increased costs, losses or expenses for which compensation is provided under Sections 2.8, 2.14, 6.8, 7.1, 7.2, 7.3, 7.4, 7.5, 8.1, 8.2, 8.3,
                ------------  ----  ---  ---  ---  ---  ---  ---  ---  ---  ---
9.3  and  9.4;
---       ---

     (d) the gross negligence, willful misconduct or breach of any covenant, representation or warranty under any Transaction Document by such Indemnified
Party to the extent that such Claim arises out of or is caused by an act, misrepresentation, breach or omission of such Indemnified Party where such act, misrepresentation, breach or omission, (x) is in breach or violation of the express covenants, representations or warranties of such Indemnified Party under the Transaction Documents or, (y) constitutes gross negligence or willful misconduct of such Indemnified Party (other than gross negligence or willful misconduct imputed as a matter of law to such Indemnified Party solely by reason of entering into the Transaction Documents or consummation of the transactions contemplated thereby) or (z) is in violation of any Applicable Law and such violation causes such Claim;

     (e) transfers (direct or indirect) by: (i) the Charter Trustee or the Investment Trust of either of their interests in the Drillship or any portion thereof (other than any such transfer pursuant to Sections 15.2, 16.4, 20.1 or
20.3 of the Master Charter, Sections 4.2 or 4.4 of either Charter Supplement No. 1 or Charter Supplement No. 2) or (ii) a Funding Participant of all or any
portion  of  its  interest  in  the  Trust  Estate,  the Investment Trust or the
Transaction Documents, other than (x) a transfer upon an exercise of remedies after a Charter Event of Default has occurred and is continuing and either Charter Supplement No. 1 or Charter Supplement No. 2 has been declared in default  or  (y)  transfers  of Commercial Paper Notes or by the Conduits to any
Program  Support  Providers;

     (f) any amount for which such Indemnified Party has agreed to make payment without a right of reimbursement from Deepwater;

     (g) any Claim resulting from the imposition of any Lien which such Indemnified Party is responsible for or is required to lift and discharge;

     (h) any Claim arising out of or related to an inspection of the Drillship by or on behalf of an Indemnified Party, unless at the time of such inspection a Charter Event of Default has occurred and is continuing or unless and to the extent such Claim arises from the gross negligence or willful misconduct of Deepwater or its agents; and

     (i) any Claim for an amount of Basic Hire, Termination Value, Charter Return, Charter Balance, Residual Guaranty Amount, or Postponement Yield, or an amount due under the Deepwater Hedging Agreements or the Hedging Agreements.

     SECTION 10.3  Proceedings in Respect of Claims.  With respect to any amount
                   --------------------------------
that  Deepwater is requested by an Indemnified Party to pay by reason of Section
                                                                         -------
10.1,  such  Indemnified  Party shall, if so requested by Deepwater and prior to
----
any payment, submit such additional information to Deepwater as Deepwater may reasonably request and which is in the possession of such Indemnified Party to substantiate properly the requested payment. In case any action, suit or proceeding shall be brought against any Indemnified Party in respect of any Claim, such Indemnified Party shall notify Deepwater of the commencement thereof, and Deepwater shall be entitled, at its expense, to participate in, and, to the extent that Deepwater desires to, assume and control the defense thereof; provided, however, that Deepwater shall have acknowledged in writing
          --------   -------
its obligation to indemnify such Indemnified Party in respect of such action, suit or proceeding under Section 10.1, such acknowledgment to be conditioned on
                          ------------
the accuracy, timeliness and completeness of the information provided to Deepwater by such Indemnified Party with respect to the Claim; and, provided
                                                                        --------
further,  that Deepwater shall not be entitled to assume and control the defense
-------
of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnified Party, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any material risk of material civil liability on such Indemnified Party or (y) the control of such action, suit or proceeding would involve a conflict of interest (in which case each Indemnified Party may retain separate counsel at the expense of Deepwater), (B) such proceeding involves Claims not indemnified by Deepwater which Deepwater and the Indemnified Party have been unable to sever from the indemnified claim(s), or (C) a Charter Event of Default has occurred and is continuing. Deepwater shall keep such Indemnified Party fully apprised of the status of such action, suit or proceeding and shall provide such Indemnified Party with all information with respect to such action suit or proceeding as such Indemnified Party shall reasonably request. The Indemnified Party may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by Deepwater in accordance with the foregoing.

     No Indemnified Party shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 10.1
                                                                    ------------
without  the  prior  written  consent  of  Deepwater, which consent shall not be unreasonably withheld, unless such Indemnified Party waives its right to be indemnified under Section 10.1 with respect to such Claim.
                    -------------

     Upon  payment in full of any Claim by Deepwater pursuant to Section 10.1 to
                                                                 ------------
or on behalf of an Indemnified Party, Deepwater, without any further action, shall be subrogated to any and all claims that such Indemnified Party may have relating thereto to the extent of such payment, and such Indemnified Party shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise cooperate with Deepwater and give such further assurances as are reasonably necessary or advisable to enable Deepwater vigorously to pursue such claims.

     Any  amount  payable to an Indemnified Party pursuant to Section 10.1 shall
                                                              ------------
be paid to such Indemnified Party promptly upon receipt of a written demand therefor from such Indemnified Party accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

     SECTION  10.4  General  Tax  Indemnity. (a) Without regard  to  any  of the
                    -----------------------
exclusions  set  forth in Section 10.4(b), if any amount payable by Deepwater as
                          ---------------
Charter Hire (or by the Charter Trustee to the Investment Trust or any Funding Participant) under the Transaction Documents or otherwise payable by Deepwater under the Head Lease Documents becomes subject to any Tax imposed by way of withholding at the source, Deepwater shall hold harmless the Indemnified Party against such Tax, and, if such withholding is required, shall, at the same time that any such payment is due and payable, either (i) pay such Tax directly to the appropriate taxing authority, (ii) indemnify such Person for such Tax, or
(iii) pay an additional amount, such that the net amount actually received by each Indemnified Party entitled thereto, free and clear of, and without deduction for, any and all Taxes imposed by withholding will equal the amount then due absent such withholding and shall pay any additional Taxes payable in respect of such payment, indemnity or additional amount, as the case may be, by each Indemnified Party. In the event Deepwater is required to make any payment or indemnity pursuant to this paragraph in respect of withholding Taxes on any payment made to any Indemnified Party, Deepwater shall not be treated as responsible for such withholding Taxes (1) if such withholding Taxes would not have been imposed but for (x) the failure of the Indemnified Party or a Related Indemnified Party to be incorporated in the United States or any state in the United States (it being understood that, for this purpose, the Charter Trust shall not be treated as failing to be incorporated in the United States or any state in the United States merely as a result of the organization of the Charter Trust under the laws of Panama) or (y) the amount payable to such Indemnified
Party being attributable to a permanent establishment of the Indemnified Party or a Related Indemnified Party in any jurisdiction other than the United States (unless such permanent establishment results solely from the location of all or any part of the Drillship in, such jurisdiction) (it being understood that, for this purpose, amounts payable to the Charter Trustee shall not be treated as attributable to a permanent establishment of the Charter Trust in Panama merely as a result of the organization of the Charter Trust under the laws of Panama and/or the making of payments and the performance of its obligations by the Charter Trustee in accordance with, and as contemplated by, the Transaction Documents ("Permitted Charter Trustee Acts")), (2) if such withholding Tax
             ---------------------------------
results  from a breach of any covenant or undertaking in Section 10.4(i) of such
                                                         ---------------
Indemnified Party or any of its Related Indemnified Parties, (3) with respect to any such Tax imposed in respect of any transferee of such Indemnified Party to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed and indemnified hereunder had such original Indemnified Party from which such Indemnified Party derives its interest not sold, assigned, transferred or otherwise disposed of all or a portion of its interest in the Drillship or Transaction Documents (unless such transferee acquired its interest pursuant to the transferor's exercise of remedies), (4) if such withholding Tax results from (x) the gross negligence, willful misconduct or fraud of such Indemnified Party or any of its Related Indemnified Parties or
(y) the inaccuracy or breach of a representation, warranty, covenant or any undertaking of such Indemnified Party or any of its Related Indemnified Parties,
(5) if such withholding Taxes are imposed by a taxing authority of or in a country other than the United States or Panama and would not have been imposed but for activities, property or operations of the Indemnified Party or any of its Related Indemnified Parties that are unrelated to the transactions contemplated by the Transaction Documents, or (6) if such withholding Taxes are imposed by a taxing authority in Panama as a result of the Indemnified Party's (or a Related Indemnified Party's) direction that Deepwater make payments to an account located in Panama (except if such direction is made while a Charter Event of Default exists). If, for any reason, Deepwater is required to make any payment to an Indemnified Party or to a taxing authority on behalf of any
Indemnified  Party  pursuant  to  this  Section 10.4(a) with respect to, or as a
                                        --------------
result of, any withholding Tax imposed with respect to any payment of Charter Hire by Deepwater (or by the Charter Trustee to the Investment Trust or any Funding Participant) pursuant to the Transaction Documents or other payment by Deepwater under the Head Lease Documents, which withholding Tax is not the responsibility of Deepwater under this Section 10.4(a), then such Indemnified
                                          ---------------
Party shall pay to Deepwater on written demand an amount which equals on an After-Tax Basis such additional amount paid by Deepwater with respect to, or as a result of, such withholding Tax plus interest at (i) the Certificate Return Rate or Loan Return Rate, as the case may be, during the period commencing on the date Deepwater shall have paid an amount pursuant to the first sentence of this paragraph and ending on the date Deepwater demands in writing payment of such amount pursuant to this sentence and (ii) the Overdue Rate from the period commencing five Business Days following the date Deepwater shall have demanded in writing such payment to the date Deepwater actually receives such payment.

     (b)     Except as provided in Section 10.4(a) and 10.4(c), Deepwater agrees
                                   ---------------     -------
to indemnify, defend and hold harmless on an After-Tax Basis each Indemnified Party against any and all Taxes, imposed against or payable by, or imposed on payments to or from, Deepwater or any Indemnified Party, or imposed against all or any part of, or interest in, the Drillship by any federal, state or local taxing authority of or within the United States and by any jurisdiction outside of the United States if the Drillship or Deepwater is located in such jurisdiction, upon or with respect to or in connection with, based upon or measured by, in whole or in part:

          (i)     the  Drillship  or  any  part  thereof  or  interest  therein;

          (ii) the manufacture, purchase, financing, refinancing, ownership, delivery, redelivery, transport, location, leasing, subleasing, possession, registration, use, operation, condition, maintenance, repair, return, abandonment, preparation, storage, transfer of title, sale, acceptance, importation, exportation, rejection or other disposition of or action or event with respect to the Drillship or any part thereof or interest therein;

          (iii) the hire, receipts, income or earnings arising from the purchase, financing, ownership, delivery, redelivery, leasing, subleasing, possession, use, operation, return, storage, transfer of title, sale or other disposition of the Drillship or any part thereof or interest therein;

          (iv) the Contributions, Certificates, their issuance, modification, refinancing or acquisition, or the payments of any amounts thereon or with respect thereto;

          (v) the Advances, Notes, their issuance, modification, refinancing or acquisition, or the payments of any amounts thereon or with respect thereto;

          (vi) the Transaction Documents or the Head Lease Documents or amendments or supplements thereto, their execution or the transactions contemplated thereby or any proceeds or payments under any thereof; or

          (vii) otherwise with respect to or in connection with the transactions contemplated or effected by or resulting from the Transaction Documents or the Head Lease Documents or the exercise of rights and remedies thereunder or the enforcement thereof.

     (c)     Exclusions.  Except  as  provided in Section 10.4(a), the indemnity
             ----------                           ---------------
provided  for  in Section 10.4(b) above shall not apply to any of the following:
                  ---------------

          (i) Taxes (other than Taxes that are sales, use or rental Taxes) imposed by the United States federal government on, based on, or measured by or with respect to the gross or net income, or gross or net receipts or that are in the nature of, or are imposed with respect to, capital, net worth, excess profits, accumulated earnings, capital gains, franchise or conduct of business of such Indemnified Party; provided, that this Section
                                                     --------            -------
     10.4(c)(i)  shall  not  be  interpreted to exclude any amounts necessary to
     ---------
     make  any  payment  on  an  After-Tax  Basis;

          (ii) Taxes imposed by (x) any state or local taxing authority in the United States (other than Taxes that are sales, use, rental, stamp, property (tangible or intangible) or similar Taxes imposed as a result of a Deepwater Person's activities in (including being incorporated in, or making payments from), or the location of the Drillship or any portion thereof in, such state or local jurisdiction) or (y) any jurisdiction outside of the United States other than any Taxes imposed as a result of a Deepwater Person's activities in (including being incorporated in, having a permanent establishment or other residence in, or making payments from), or the location of the Drillship or any portion thereof in, such jurisdiction outside of the United States or Taxes imposed by Panama merely as a result of the organization of the Charter Trust under the laws of Panama and/or the performance by the Charter Trustee of Permitted Charter Trustee Acts; provided, that this Section 10.4(c)(ii) shall not be interpreted to exclude
     --------            -------------------
     any  amounts  necessary  to  make  any  payment  on  an  After-Tax  Basis;

          (iii) Taxes imposed on or against or payable by such Indemnified Party to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed and indemnified hereunder had there not been a transfer by the original Indemnified Party (from which such Indemnified Party derives its interest) of any interest in the Drillship, the Certificates, the Notes, the Trust Estate, the Investment Trust, any Indemnified Party or the Transaction Documents or the Head Lease Documents; except (x) if such transferee acquired its interest in connection with the exercise of remedies with respect to a Charter Event of Default or (y) to the extent necessary to make indemnity payments to the transferee on an After-Tax Basis;

          (iv) Taxes imposed with respect to any period (except during the exercise of remedies pursuant to the Charter in connection with the occurrence and continuance of a Charter Event of Default) more than one year after the expiration or earlier termination of the Charter and, where required, the return of the Drillship pursuant to Section 20.3 of the Master Charter (but not to the extent attributable to events occurring on or prior to such date);

          (v) Taxes resulting from (x) the gross negligence, willful misconduct or fraud of the Indemnified Party or any of its Related Indemnified Parties (except as solely attributed to such Party by virtue of its having executed the Transaction Documents), (y) the inaccuracy or breach of a representation, warranty or covenant under the Transaction Documents or the Head Lease Documents or any undertaking required by the Transaction Documents or the Head Lease Documents of such Indemnified Party or any of its Related Indemnified Parties (unless such inaccuracy or breach is caused by Deepwater's breach of any representation, warranty or covenant under the Transaction Documents or a breach by Deepwater or an Affiliate of Deepwater under the Head Lease Documents), or (z) in the case of any Indemnified Party, any Liens attributable to such Indemnified Party or a Related Indemnified Party;

          (vi) Taxes that result from (x) a voluntary transfer or other voluntary disposition by the Indemnified Party or a Related Indemnified Party of all or any portion of its interest in the Drillship, the Trust Estate, the Investment Trust, any Indemnified Party, the Certificates, the Notes, the Transaction Documents or the Head Lease Documents (other than a transfer or disposition resulting from (A) any Charter, substitution, or maintenance of, or any modification to the Drillship or any portion thereof, (B) Deepwater's exercise of any purchase or termination option,
     (C) an Event of Loss or (D) the exercise of remedies under the Charter following a Charter Event of Default) or (y) an involuntary transfer or other involuntary disposition by the Indemnified Party or a Related Indemnified Party of all or any part of an interest in the Drillship, the Trust Estate, the Investment Trust, any Indemnified Party, the
     Certificates, the Notes, the Transaction Documents or the Head Lease Documents (other than any such transfer or disposition that occurs while a Charter Event of Default has occurred and is continuing) in connection with any bankruptcy or other proceeding for the relief of debtors in which an Indemnified Party is the debtor or any foreclosure by a creditor of an Indemnified Party that is in each case unrelated to the transactions contemplated by the Transaction Documents or the Head Lease Documents;

          (vii) Taxes imposed on the Charter Trustee in its individual capacity with respect to any fees received by or payable to the Charter Trustee for services rendered;

          (viii) Taxes that would not have been imposed but for an amendment to any Transaction Document or Head Lease Document not requested or consented to or acquiesced in by Deepwater in writing, other than any amendment (A) that may be necessary or appropriate to, and is in conformity with, any amendment to any Transaction Document or Head Lease Document initiated or requested by or consented to by any Deepwater Person in writing, (B) to any Transaction Document or Head Lease Document due to, or in connection with there having occurred, a Charter Event of Default or (C) that is required by Applicable Law or the terms of the Transaction Documents or the Head Lease Documents is executed in connection with any other amendment to the Transaction Documents or the Head Lease Documents that is required by Applicable Law;

          (ix) Taxes to the extent actually utilized on a current basis by an Indemnified Party or an Affiliate of such Indemnified Party as a credit against Taxes not indemnifiable by Deepwater hereunder;

          (x) Taxes to the extent resulting from or measured by income, assets, activities, or other matters of or relating to the Indemnified Party or a Related Indemnified Party that are unrelated to the transactions contemplated by the Transaction Documents (except to the extent necessary to make a payment on an After-Tax Basis (which shall be calculated assuming the Indemnified Party is taxable at the highest marginal rate in the applicable jurisdiction));

          (xi) any Taxes, while such Taxes are being contested in accordance with the contest provisions of Section 10.4(f);

          (xii) any interest, penalties or additions to Tax that result from the failure of an Indemnified Party to file any return properly and timely, unless such failure is caused by the failure of Deepwater to fulfill its obligations, if any, under this Agreement with respect to such return (including the provision of information sufficient to enable such Indemnified Party to file such return);

          (xiii) Taxes that would not have been imposed but for the Indemnified Party or a Related Indemnified Party having its tax residence, place of business, situs of organization, place of management or controls, permanent establishment or other presence in the taxing jurisdiction (unless such tax residence, place of business, situs of organization, place of management or control, permanent establishment or other presence results from the presence or activities of Deepwater or any Deepwater Person (including the making of payments unless directed by the Charter Trustee or any Funding Participant to make payment to an account located in Panama (except if such direction is made while a Charter Event of Default exists)) in such jurisdiction it being understood that, for this purpose, the Charter Trustee shall not be treated as having any such presence in Panama merely as a result of the trust being formed pursuant to the Charter Trust Agreement under the laws of Panama and/or the performance by the Charter Trustee of Permitted Charter Trustee Acts).


     (d)     Calculation  of  Payments.  Any  payment  that  Deepwater  shall be
             -------------------------
required to make to or for the account of any Indemnified Party with respect to any Tax that is subject to indemnification  under this Section 10.4 shall be paid on an After-Tax Basis. If
                            ------------
an Indemnified Party or any Affiliate of such Indemnified Party who files any tax return on a combined, consolidated, unitary or similar basis with such
Indemnified Party shall actually realize any saving of any Tax not indemnified by Deepwater pursuant to the Transaction Documents (by way of credit (including any foreign tax credit), deduction, exclusion from income or otherwise) by reason of any amount with respect to which Deepwater has indemnified such Indemnified Party pursuant to this Section 10.4, and such tax saving was not
                                       ------------
taken into account in determining the amount payable by Deepwater on account of such indemnification, such Indemnified Party shall pay to Deepwater, so long as no Charter Event of Default shall have occurred and be continuing (but shall be required to make such payment at such time as the Charter Event of Default shall have been cured or at the time Deepwater shall have fulfilled all of its obligations arising upon such Charter Event of Default), within 30 days after such Indemnified Party shall have actually realized such tax saving, the amount of such saving, together with the amount of any tax saving resulting from any payment pursuant to this sentence; provided, that Deepwater shall not be
                                        --------
entitled to receive an amount in excess of all amounts previously paid by Deepwater pursuant to this Section 10.4, to such Indemnified Party or to the
                               ------------
relevant taxing authority on behalf of such Indemnified Party (less the aggregate amount of all prior payments by such Indemnified Party to Deepwater under this Section 10.4(d)) (but any excess amount described in this proviso
             ----------------
shall  reduce  pro  tanto any amount that Deepwater is subsequently obligated to
               ---  -----
pay  to  such  Indemnified  Party  pursuant  to  Section  10.4).
                                                 --------------

     (e)     Payment.  Deepwater  shall  pay  any  Tax  for  which  it is liable
             -------
pursuant  to  this  Section 10.4 directly to the appropriate taxing authority or
                    ------------
upon demand of an Indemnified Party to such Indemnified Party in immediately available funds within 30 days of a written demand, but in no event more than two Business Days prior to the date such Tax is due (including all extensions), or, in the case of Taxes which are being contested, more than two Business Days prior to the time such contest is finally resolved. Any such demand shall specify in reasonable detail the calculation of the payment and the facts upon which the right to payment is based. Each Indemnified Party shall promptly forward to Deepwater any notice, bill or advice received by it from the relevant taxing authority concerning any Tax against which Deepwater may be required to indemnify hereunder. Deepwater upon the reasonable written request of an Indemnified Party shall furnish such Indemnified Party with the original or a certified copy of a receipt (if any is reasonably available to Deepwater) for Deepwater's payment of any Tax that is subject to indemnification pursuant to this Section 10, or such other evidence of payment of such Tax as is reasonably
      ----------
acceptable  to  such  Indemnified Party (and reasonably available to Deepwater).

     (f)     Contest.  If  a  written claim is made against an Indemnified Party
             -------
or if any proceeding shall be commenced against any Indemnified Party (including a written notice of such proceeding), for any Taxes with respect to which Deepwater may be liable for payment or indemnity hereunder or if any Indemnified Party shall determine that any Tax as to which Deepwater may have an indemnity obligation hereunder shall be payable, such Indemnified Party shall promptly notify Deepwater in writing and shall not take any action with respect to such claim, proceeding or Tax without the consent of Deepwater for 30 days after the receipt of such notice by Deepwater; provided, however, that, in the case of any
                                     --------  -------
such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnified Party shall, in such notice to Deepwater, so inform Deepwater, and no action shall be taken with respect to such claim or Tax without the consent of Deepwater before the end of such shorter period. If, within 30 days of receipt of such notice from the Indemnified Party (or such shorter period as the Indemnified Party has notified Deepwater is required by law or regulation for the Indemnified Party to commence such contest), Deepwater shall request in writing that such Indemnified Party contest the imposition of such Tax, the Indemnified Party shall, at the expense of Deepwater, in good faith contest (including, without limitation, by pursuit of appeals), and shall not settle without Deepwater's good faith consent (or (i) if such contest can be pursued in the name of Deepwater and independently from any other proceeding involving a tax liability, other than a net income or withholding Tax, of such Indemnified Party, the Indemnified Party shall, at Deepwater's sole discretion, allow Deepwater to contest, (ii) if such contest involves a Tax, other than a net income or withholding Tax, which must be pursued in the name of the Indemnified Party, but can be pursued independently from any other proceeding involving a tax liability of such Indemnified Party, the Indemnified Party shall allow Deepwater to contest in the name of the Indemnified Party unless, in the good faith judgment of the Indemnified Party, such contest by Deepwater could have a material adverse impact on the business or operations of the Indemnified Party, in which case the Indemnified Party may control such contest or (iii) in the case of any contest, the Indemnified Party may request Deepwater to contest) the validity, applicability or amount of such Taxes by, in the sole discretion of the Person conducting such contest, (i) resisting payment thereof, (ii) not paying the same except under protest, if protest is necessary and proper, (iii) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; or (iv) taking such other action as is reasonably requested by Deepwater from time to time.

     Notwithstanding  the  foregoing  provisions  of  this Section 10.4(f), such
                                                           ---------------
Indemnified Party shall not be required to take any administrative or judicial or other action and Deepwater shall not be able to contest such claim in its own name or that of the Indemnified Party unless (A) Deepwater shall have agreed to pay, and shall pay, to such Indemnified Party on demand all reasonable out-of-pocket costs, losses and expenses that such Indemnified Party may incur in connection with contesting such Taxes, including all reasonable legal, accounting and investigatory fees and disbursements (including reasonable allocated time charges of internal counsel of such Indemnified Party), (B) the action to be taken will not result in any material imminent danger of sale, forfeiture or loss of the Drillship or any part thereof or interest therein or risk of criminal liability, (C) if such contest shall involve the payment of the Tax prior to the contest, Deepwater shall, at its option, either (x) pay or reimburse the Indemnified Party for such Taxes or (y) provide to the Indemnified Party an interest-free advance in an amount equal to the Tax which the Indemnified Party is required to pay (with no additional net after-tax cost to such Indemnified Party), (D) Deepwater shall have provided to such Indemnified Party an opinion of independent tax counsel selected by Deepwater, and reasonably satisfactory to the Indemnified Party that a Reasonable Basis exists to contest such claim, and (E) if such contest is controlled by Deepwater, Deepwater shall have acknowledged, in writing, its liability for such indemnity in the event such contest is unsuccessful. In no event shall an Indemnified Party be required to appeal an adverse judicial determination to the United States Supreme Court. The Indemnified Party shall consult in good faith with Deepwater regarding the conduct of any contest controlled by such Indemnified Party and shall allow Deepwater to participate in the conduct of any such contest unless the Indemnified Party shall in good faith determine that allowing Deepwater to participate in the conduct of such contest could have a material adverse impact on the business or operations of the Indemnified Party. The parties agree that an Indemnified Party may at any time decline to take further action with respect to the contest of any claim for a Tax and may settle such claim, if such Indemnified Party shall waive its rights to any indemnity from Deepwater that otherwise would be payable in respect of such claim (or any logically related claim) and shall pay to Deepwater any amount previously paid or advanced by Deepwater pursuant to this Section 10.4(f)
                                                                 ---------------
other  than  clause  (A) of this paragraph (by way of indemnification or advance
             -----------
for  the  payment  of  a  Tax)  with  respect  to  such  Taxes.

     If  an  Indemnified  Party shall fail to perform its obligations under this
Section 10.4(f), such failure shall not discharge, diminish or relieve Deepwater
---------------
of any liability for indemnification that it may have to such Indemnified Party hereunder, unless the contest of a claim is precluded as a result of such failure; provided, that any payment by Deepwater to such Indemnified Party
          --------
pursuant hereto shall not be deemed to constitute a waiver or release of any right or remedy (including any remedy of damages) that Deepwater may have against such Indemnified Party.

     (g)     Refund.  If  an  Indemnified  Party  shall  receive a refund of (or
             ------
receive a credit against, or any other current reduction in, any Tax not indemnified by Deepwater under this Section 10.4, in respect of) all or part of
                                     ------------
any Taxes which Deepwater shall have paid on behalf of such Indemnified Party or for which Deepwater shall have reimbursed, advanced funds to or indemnified such Indemnified Party (or would have received such a refund, credit or reduction but for a counterclaim or other claim not indemnified by Deepwater hereunder (a "deemed refund")), within 30 days of such receipt (or, in the case of a deemed
 --------------
refund, within 30 days of the final determination of such deemed refund), such Indemnified Party shall pay or repay to Deepwater an amount equal to the amount of such refund or deemed refund, plus any net tax benefit (taking into account any Taxes incurred by such Indemnified Party by reason of the receipt of such refund, credit or reduction or deemed refund) realized by such Indemnified Party as a result of any payment by such Indemnified Party made pursuant to this sentence; provided, however, that such Indemnified Party shall not be obligated
           --------  -------
to make any payment pursuant to this sentence to the extent that the amount of such payment would exceed (x) the amount of all prior payments made by Deepwater to such Indemnified Party pursuant to this Section 10.4 less (y) the amount of
                                             ------------
all  prior  payments  by  such  Indemnified  Party to Deepwater pursuant to this
Section  10.4(g);  provided, further, however, that such Indemnified Party shall
----------------   --------  -------  -------
not be obligated to make any payment to Deepwater pursuant to this sentence while a Charter Event of Default is continuing, but shall be required to make such payment at such time as the Charter Event of Default is cured or at the time Deepwater shall have fulfilled all its obligations arising upon such Charter Event of Default. If, in addition to such refund, credit or reduction or deemed refund, as the case may be, such Indemnified Party shall receive (or would have received but for a counterclaim or other claim not indemnified by Deepwater hereunder) an amount representing interest on the amount of such refund, credit or reduction, or deemed refund, as the case may be, such Indemnified Party shall pay to Deepwater within 30 days of such receipt or, in the case of a deemed refund, within 30 days of the final determination of such deemed refund, that proportion of such interest that shall be fairly attributable to Taxes paid, reimbursed or advanced by Deepwater prior to the receipt of such refund or deemed refund.

     (h)     Reports.  Deepwater  will  provide  such  information  as  may  be
             -------
available to it and reasonably requested in writing by an Indemnified Party that is required to enable an Indemnified Party to fulfill its tax filing requirements with respect to the transactions contemplated by the

Transaction Documents. If any return, statement or report is required to be made or filed with respect to any Tax imposed on or indemnified against by Deepwater under this Section 10.4, Deepwater shall promptly notify the appropriate
             -------------
Indemnified Party of such requirement and (i) to the extent permitted by law (unless otherwise requested by the Indemnified Party) or required by law, make and file in its own name such return, statement or report and furnish the relevant Indemnified Party with a copy of such return, statement or report, (ii) where such return, statement or report is required to be in the name of or filed by such Indemnified Party or the Indemnified Party otherwise requests that such return, statement or report be filed in its name, prepare and furnish such return, statement or report for filing by such Indemnified Party in such manner as shall be satisfactory to such Indemnified Party and send the same to the Indemnified Party for filing no later than 15 days prior to the due date or
(iii) where such return, statement or report is required to reflect items in addition to Taxes imposed on or indemnified against under this Section 10.4 as
                                                                 ------------
determined by such Indemnified Party, provide such Indemnified Party with information within a reasonable time, sufficient to permit such return, statement or report to be properly made and timely filed with respect thereto. If an Indemnified Party fails to file a return after it has been properly prepared by Deepwater in accordance with this Section 10.4(h) and furnished to
                                                ---------------
such Indemnified Party at least 15 days prior to the due date of such return, Deepwater shall not be liable for Taxes imposed as a result of the failure to file. Each Indemnified Party shall furnish Deepwater, at the request and expense of Deepwater, with such information, not within the control of Deepwater, as is in such Indemnified Party's control and is reasonably available to such Indemnified Party and necessary for Deepwater to comply with its obligations under this Section 10.4(h).
                          ----------------

     (i)     Forms,  etc.  Each Indemnified Party agrees to furnish to Deepwater
             ------------
from time to time, at Deepwater's timely made written request and expense, such duly executed and properly completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any taxing authority in respect of any payments otherwise required to be made by Deepwater pursuant to the Transaction Documents, which reduction or exemption may be available to such Indemnified Party. Each Indemnified Party agrees that it will use its reasonable best efforts to the extent permitted by Applicable Law (and to the extent such Indemnified Party is entitled to do so) to file returns or tax declarations that would minimize any indemnity payable by Deepwater; provided, that Deepwater shall indemnify the Indemnified Party for
            --------
any cost resulting from such Indemnified Party's filing of such return or declaration. Notwithstanding the foregoing, no Indemnified Party shall be required to furnish any form or file any return or tax declaration if it has determined in its reasonable good faith judgment that furnishing the form or filing the return or tax declaration could have a material adverse impact on the business or operations of such Indemnified Party or any Related Indemnified Party, unless the Indemnified Party is indemnified in a manner reasonably satisfactory to such Indemnified Party by Deepwater for such material adverse impact.

     (j)     Records.  In  addition  to its obligations under the first sentence
             -------
of Section 10.4(h), Deepwater shall make available for inspection and copying by
   ---------------
an Indemnified Party such records that are regularly maintained by Deepwater in the ordinary course of its business as may be reasonably necessary to enable such Indemnified Party to fulfill its tax return filing obligations, subject to reasonable confidentiality requirements of Deepwater.

     (k)     Non-Parties.  If  an  Indemnified  Party  is  not  a  party to this
             -----------
Agreement, Deepwater may require the Indemnified Party to agree in writing, in a form reasonably acceptable to Deepwater, to the terms of this Section 10.4 prior
                                                              ------------
to  making  any  payment  to  such  Indemnified  Party  under this Section 10.4.
                                                                   ------------

     (l)     Verification.  The  results of all computations required under this
             ------------
Section  10.4,  together  with  a  statement describing in reasonable detail the
-------------
manner in which such computations were made, shall be delivered to Deepwater in writing. If Deepwater so requests within 30 days after receipt of such computations, any determination shall be reviewed by a nationally recognized independent public accounting firm mutually acceptable to the relevant Indemnified Party and Deepwater who shall be asked to verify, after consulting with Deepwater and the relevant Indemnified Party whether the relevant Indemnified Party's computations are correct, and to report its conclusions to both Deepwater and the relevant Indemnified Party. Subject to satisfactory confidentiality agreements, the relevant Indemnified Party and Deepwater hereby agree to provide such accountants with all information and materials as shall be reasonably necessary or desirable in connection herewith. The fees of the accountants in verifying an adjustment pursuant to this Section 10.4 shall be
                                                           ------------
paid by Deepwater, unless such verification discloses an error adverse to Deepwater in an amount greater than 4.0% of the amount of the indemnity payment as determined by the accounting firm, in which case such fees shall be paid by the relevant Indemnified Party. Any information provided to such accountants by any Person shall be and remain the exclusive property of such Person and shall be deemed by the parties to be (and the accountants will confirm in writing that they will treat such information as) the private, proprietary and confidential property of such Person, and no Person other than such Person and the accountants shall be entitled thereto, and all such materials shall be returned to such Person. Such accounting firm shall be requested to make its determination within 30 days of Deepwater's request to such accounting firm for review. In the event such independent public accounting firm shall determine that such computations are incorrect, then such firm shall determine what it believes to be the correct computations. The computations of the independent public accounting firm shall be final, binding and conclusive upon Deepwater and the relevant Indemnified Party, and Deepwater shall not have any right to inspect the books, records, tax returns or other documents of or relating to the relevant Indemnified Party to verify such computations or for any other purpose. The parties hereby agree that the independent public accounting firm's sole responsibility shall be to verify the computation of any amounts payable under this Section 10.4 and that matters of interpretation of this Agreement and the
      -------------
other Transaction Documents are not within the scope of such independent public accounting firm's responsibilities.

     (m)     Restructuring  For  Withholding  Taxes.  Each party covered by this
             --------------------------------------
Section  10.4  agrees  to use reasonable efforts to investigate alternatives for
-------------
reducing any withholding Taxes that are indemnified against hereunder or imposed on Charter Hire (or payments by the Charter Trustee to the Investment Trust or any Funding Participant) (whether or not indemnifiable hereunder) and to use reasonable efforts to reduce any withholding Taxes that are indemnified against hereunder, including, without limitation, negotiating in good faith to relocate or restructure any Advance or Contribution (which relocation or restructuring shall be at Deepwater's expense) or the domicile of the Investment Trust or the Charter Trustee, but no Party shall be obligated to take any such action as such Party determines will be adverse to its business or financial or commercial interest.

                                   SECTION 11

                                     AGENTS

     SECTION  11.1  Appointment  of  Administrative  Agent  and Investment Trust
                    ------------------------------------------------------------
Beneficiary;  No  Duties.
------------------------

     (a) Each Funding Participant hereby designates and appoints Bank of America as administrative agent of such Funding Participant under the Transaction Documents, and each Funding Participant irrevocably authorizes Bank of America to act as the administrative agent for such Funding Participant, to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to such administrative agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto (together with any successors and assigns, in such capacity, the "Administrative Agent").
      ---------------------

     (b) Each Funding Participant hereby designates and appoints Donald Puglisi as investment trust beneficiary of such Funding Participant under the Transaction Documents and Donald Puglisi hereby accepts such designation and appointment and hereby agrees to act as the investment trust beneficiary for such Funding Participants, and each such Funding Participant irrevocably authorizes Donald Puglisi to act as the investment trust beneficiary for such Funding Participant, to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to such investment trust beneficiary by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto (together with any successors and assigns, in such capacity, the "Investment Trust Beneficiary"); provided, that
                                  ----------------------------    --------
(1) any action to be taken or consent to be given under the Transaction Documents shall only be taken or given, as the case may be, upon direction of the Majority Funding Participants, (2) any notice received by the Investment Trust Beneficiary under the Investment Trust Agreement shall be promptly delivered to each Funding Participant by the Investment Trust Beneficiary and
(3) upon the written instructions at any time and from time to time of the Majority Funding Participants, the Investment Trust Beneficiary shall take such of the following actions as may be specified in such instructions: (x) give such notice or direction or exercise such right or power under the Investment Trust Agreement, the Participation Agreement and any other Transaction Document, as shall be specified in such instructions; (y) approve as satisfactory to it all matters required by the terms of any Transaction Document to be satisfactory to the Investment Trust Beneficiary; and (z) any other action as specified by the Investment Trust Beneficiary acting at the request of the Majority Funding Participants.

Notwithstanding any provision to the contrary herein or elsewhere in the Transaction Documents, neither the Administrative Agent nor the Investment Trust Beneficiary shall not have any duties or responsibilities except those expressly set forth herein or therein, or any fiduciary relationship with any Funding Participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Transaction Documents or otherwise exist against either the Administrative Agent or the Investment Trust Beneficiary, as the case may be.

     SECTION  11.2  Delegation  of Duties.  Each of the Administrative Agent and
                    ---------------------
the Investment Trust Beneficiary may execute any of its duties under this Agreement and the other Transaction Documents by or through agents or attorneys-in-fact, and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Investment Trust Beneficiary shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     SECTION  11.3  Exculpatory  Provisions.  Neither  the Administrative Agent,
                    -----------------------
the Investment Trust Beneficiary nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action taken or omitted to be taken by it or such Person under or in connection with the Transaction Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) except as expressly set forth in the Transaction Documents, responsible in any manner to any Funding Participant for any recitals, statements, representations or warranties made by Deepwater or any officer thereof contained in the Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Administrative Agent, Investment Trust Beneficiary or any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates, under or in connection with, the Transaction Documents, or for the validity, effectiveness, genuineness, enforceability or sufficiency of the Transaction Documents, including the Series A Charter Trust Certificates and the Notes, or for any failure of Deepwater to perform its obligations hereunder or thereunder. Neither the Administrative Agent, the Investment Trust Beneficiary nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be under any obligation to any Funding Participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Transaction Documents, or to inspect the properties, books or records of Deepwater.

     SECTION  11.4  Reliance  by  Administrative  Agent and the Investment Trust
                    ------------------------------------------------------------
Beneficiary.  Each  of  the  Administrative  Agent  and  the  Investment  Trust
-----------
Beneficiary shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex, facsimile or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Deepwater), independent accountants and other experts selected by such Administrative Agent or Investment Trust Beneficiary, as the case may be. Each of the Administrative Agent and the Investment Trust Beneficiary may deem and treat the registered owner of any Certificate or Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Administrative Agent or Investment Trust Beneficiary. Each of the Administrative Agent and the Investment Trust Beneficiary shall be fully justified in failing or refusing to take any action under the Transaction Documents unless it shall first receive such advice or concurrence of the Majority Funding Participants, as they deem appropriate and, if they so request, they shall first be indemnified to their satisfaction against any and all liability and expense which may be incurred by them by reason of taking or continuing to take any such action. Each of the Administrative Agent and the Investment Trust Beneficiary shall in all cases be fully protected in acting, or in refraining from acting, under the Transaction Documents, the Series A Charter Trust Certificates and the Notes in accordance with a request of the Majority Funding Participants, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Funding Participants and all future holders of the Series A Charter Trust Certificates and the Notes, as the case may be.

     SECTION  11.5  [Intentionally  Omitted].

     SECTION  11.6  Non-Reliance  on  Administrative  Agent  or Investment Trust
                    ------------------------------------------------------------
Beneficiary  and Other Funding Participants.  Each Funding Participant expressly
    ---------------------------------------
acknowledges that neither the Administrative Agent, the Investment Trust Beneficiary nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representation or warranty to it, and that no act by the Administrative Agent, the Investment Trust Beneficiary, or any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates, as the case may be, hereinafter taken, including any review of the affairs of Deepwater and its Affiliates, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Investment Trust Beneficiary, as the case may be, to any Funding Participant. Each Funding
Participant  represents  to  the  Administrative  Agent and the Investment Trust
Beneficiary that it has, independently and without reliance upon the Administrative Agent, the Investment Trust Beneficiary, or any other Funding Participant, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Deepwater and its Affiliates, the value of and title to any collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby and by the other Transaction Documents and has made its own decision to make its Certificate Purchaser Amount and/or Lender Amount, as the case may be, available hereunder and enter into this Agreement and the other Transaction Documents to which it is a party as a Funding Participant. Each Funding Participant also represents that it will, independently and without reliance upon the Administrative Agent, the Investment Trust Beneficiary, or any other Funding Participant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party as a Funding Participant, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Deepwater and its Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Funding Participants by the Administrative Agent or the Investment Trust Beneficiary hereunder, neither the Administrative Agent nor the Investment Trust Beneficiary shall have any duty or responsibility to provide any Funding Participant with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of Deepwater or its Affiliates, which may come into the possession of the Administrative Agent, the Investment Trust Beneficiary or any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     SECTION  11.7  Indemnification.  The  Funding  Participants  (excluding any
                    ---------------
Purchasing Party and each Conduit) severally agree to indemnify each of the Administrative Agent, in its capacity as such, and the Investment Trust Beneficiary, in its capacity as such (to the extent each of the Administrative Agent and the Investment Trust Beneficiary are not reimbursed by Deepwater within a reasonable period after demand has been made to Deepwater for those amounts owing by Deepwater, and without limiting the obligation of Deepwater to do so), ratably according to their respective Certificate Purchaser Amounts or Lender Amounts, as the case may be, from and against any and all liabilities, obligations, losses, damages, penalties,


<PAGES>
actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Series A Charter Trust Certificates or the Conduit Notes) be imposed on, incurred by or asserted against the Administrative Agent or the Investment Trust Beneficiary in any way relating to or arising out of the Transaction Documents, or any documents contemplated by or referred to herein or therein or any action taken or omitted by the Administrative Agent or the Investment Trust Beneficiary under or in connection with any of the foregoing; provided that no Funding Participant shall be liable for the payment of any
--------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from either the Administrative Agent's or the Investment Trust Beneficiary's, as the case may be, gross negligence or willful misconduct; and provided, further, that neither
                                                 --------  -------
the Administrative Agent nor the Investment Trust Beneficiary shall make any claim under this Section 11.7 for any claim or expense indemnified against by
                    ------------
Deepwater or its Affiliates without first making demand on such Person for payment of such claim or expense (unless such demand shall then be prohibited by Applicable Law). Whenever, at any time after the Administrative Agent or the Investment Trust Beneficiary, as the case may be, has received from any Funding Participant such Funding Participant's ratable share of amounts owing to the Administrative Agent or the Investment Trust Beneficiary, as the case may be, pursuant to this Section 11.7, the Administrative Agent or the Investment Trust
                  -------------
Beneficiary, as the case may be, shall receive any reimbursement from Deepwater on account of such amounts, the Administrative Agent or the Investment Trust Beneficiary, as the case may be, shall distribute to such Funding Participant its ratable share thereof in like funds as received; provided, however, that in
                                                      --------  -------
the event that the receipt by the Administrative Agent or the Investment Trust Beneficiary, as the case may be, of such reimbursement is required by law or court or administrative order to be returned, such Funding Participant shall return to the Administrative Agent or the Investment Trust Beneficiary, as the case may be, any portion thereof previously distributed by the Administrative
Agent or the Investment Trust Beneficiary, as the case may be, to it in like funds as such reimbursement is required to be returned by the Administrative
Agent  or  the  Investment  Trust  Beneficiary,  as  the  case  may  be.

     SECTION  11.8  Administrative  Agent and Investment Trust Beneficiary.  The
                    ------------------------------------------------------
Administrative Agent, the Investment Trust Beneficiary and their Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of business with Deepwater, Conoco, Transocean and their Affiliates as though the Administrative Agent and the Investment Trust Beneficiary were not the Administrative Agent or Investment Trust Beneficiary hereunder and without notice to or the consent of the Funding Participants. It is understood and acknowledged by each Funding Participant that an Affiliate of the Administrative Agent or Investment Trust Beneficiary, as the case may be, may also separately be a Funding Participant. It is further understood and acknowledged by each Funding Participant that, pursuant to the activities referenced in this Section 11.8, the Administrative
                                                ------------
Agent, the Investment Trust Beneficiary and their Affiliates may receive information regarding Deepwater, Conoco, Transocean and their Affiliates (including information that may be subject to confidentiality obligations in favor of Deepwater, Conoco, Transocean and their Affiliates) and acknowledge that the Administrative Agent or the Investment Trust Beneficiary, as the case may be, shall be under no obligation to provide such information to them. With respect to its Certificate Purchaser Amount, if any, or Lender Amount, if any, the Administrative Agent and the Investment Trust Beneficiary shall have the same rights and powers under this Agreement as any other Funding Participant and may exercise the same as though it were not the Administrative Agent or Investment Trust Beneficiary, as the case may be.

     SECTION  11.9  Successor  Administrative  Agent  and  Investment  Trust
                    --------------------------------------------------------
Beneficiary.
------------

     (a) At any time during the term of this Agreement, the Administrative Agent may resign upon thirty (30) days' notice to the Funding Participants and Deepwater. If the Administrative Agent resigns herewith, the Majority Funding Participants shall appoint from among the Funding Participants a successor administrative agent which successor administrative agent shall be approved by Deepwater (which approval shall not be unreasonably withheld or delayed). If no successor is appointed prior to the effective date of the resignation of the corresponding Administrative Agent, such Administrative Agent may appoint, after consulting with the Funding Participants and Deepwater, a successor administrative agent from among the Funding Participants (with such Funding Participant's consent). Upon the successor administrative agent's acceptance of its appointment as successor administrative agent hereunder (i) such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean
                                                --------------------
such successor administrative agent and (ii) such retiring Administrative Agent's appointment, powers and duties as a administrative agent shall be terminated. After the retiring Administrative Agent's resignation herewith, the provisions of this Section 11 shall inure to its benefit as to any actions taken
                   ----------
or omitted to be taken by it while it was a Administrative Agent hereunder and under the other Transaction Documents. If no successor agent has accepted appointment by the date which is forty-five (45) days following the notice of resignation, the resignation shall thereupon become effective and the Funding Participants shall perform all of the duties of such Administrative Agent hereunder and under the other Transaction Documents until such time, if any, as the Majority Funding Participants appoint a successor administrative agent as provided for above.

     (b) At any time during the term of this Agreement, the Investment Trust Beneficiary may resign upon thirty (30) days' notice to the Funding Participants and Deepwater. So long as no Charter Default or Charter Event of Default has occurred and is continuing, Deepwater may, for any reason, replace the Investment Trust Beneficiary. If the Investment Trust Beneficiary resigns or is removed herewith, the Majority Funding Participants shall appoint from among the Funding Participants a successor investment trust beneficiary which successor investment trust beneficiary shall be approved by Deepwater (which approval shall not be unreasonably withheld or delayed). If no successor investment trust beneficiary is appointed prior to the effective date of the resignation of the corresponding Investment Trust Beneficiary, such Investment Trust Beneficiary may appoint, after consulting with the Funding Participants and Deepwater, a successor collateral agent from among the Funding Participants. Upon the successor investment trust beneficiary's acceptance of its appointment as successor investment trust beneficiary hereunder (i) such successor investment trust beneficiary shall succeed to all the rights, powers and duties of the retiring Investment Trust Beneficiary and the term "Investment Trust
                                                                ----------------
Beneficiary"  shall  mean  such  successor investment trust beneficiary and such
-----------
successor Investment Trust Beneficiary Acknowledges that it takes its interest in the Investment Trust subject to the pledge set forth in Section 8.12 of the Investment Trust Agreement and (ii) such retiring Investment Trust Beneficiary's appointment, powers and duties as a investment trust beneficiary shall be terminated. After the retiring Investment Trust Beneficiary's resignation herewith, the provisions of this Section 11 shall inure to its benefit as to any
                                 ----------
actions taken or omitted to be taken by it while it was a Investment Trust Beneficiary hereunder and under the other Transaction Documents. If no successor investment trust beneficiary has accepted appointment by the date which is forty-five (45) days following the notice of resignation, the resignation shall thereupon become effective and the Funding Participants shall perform all of the duties of such Investment Trust Beneficiary hereunder and under the other Transaction Documents until such time, if any, as the Majority Funding Participants appoint a successor investment trust beneficiary as provided for above.

                                   SECTION 12

                                  MISCELLANEOUS

     SECTION  12.1  Survival  of  Agreements.  The  representations, warranties,
                    ------------------------
covenants, indemnities and agreements of the parties provided for in the Transaction Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of the Drillship to the Head Lessor (if applicable), the lease of the Drillship by the Head Lessor (if any) to the Charter Trustee and the charter of the Drillship by the Charter Trustee to Deepwater, the construction of the Drillship, any disposition of any interest of the Charter Trustee or the Investment Trust in the Drillship, the payment of the Advances and/or Contributions and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Transaction Documents. Except as expressly provided herein, it is expressly understood and agreed that the indemnification obligations  of  Deepwater  under  Section  10  shall  survive the expiration or
                                   -----------
termination of the Charter or either Charter Supplement and the other Transaction Documents and the payment by Deepwater Conoco, or Transocean of all amounts due thereunder for a period of three (3) years (but shall continue in full force and effect following such date with respect to any Claim asserted prior to such date) and shall be separate and independent from any remedy under the Charter or any other Transaction Document.

     SECTION 12.2  No Broker; etc.  Each of the parties hereto represents to the
                   ---------------
others that it has not retained or employed any broker, finder or financial advisor, other than Bank of America, to act on its behalf in connection with this Agreement or the transactions contemplated herein, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any cost or liability arising out of such breach of this representation.

     SECTION  12.3  Notices.  Unless otherwise specifically provided herein, all
                    -------
notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service, by hand or by facsimile communication and any such notice shall become effective one (1) Business Day after delivery to a nationally recognized courier service specifying overnight delivery or, if delivered by hand, when received, or, if sent by facsimile communication, when confirmed by electronic or other means during business hours on a Business Day (or, if confirmed after business hours or on a non-Business Day, on the next Business Day) and shall be directed to the address of such Person as indicated:

     If  to  Deepwater,  to  it  at:

          Attn:  Treasury  Dept.
          c/o  Transocean  Offshore  Deepwater  Drilling  Inc.
          4  Greenway  Plaza
          Houston,  Texas  77046
          Telephone:  (713)  232-7500
          Telecopier:  (713)  232-7766

     with  copies  to:

          Attn:  Wayne  K.  Anderson,  Esq.
          Corporate  Counsel
          Conoco  Inc.
          Charter  Number  523126
          600  North  Dairy  Ashford
          Houston,  Texas  77079
          Telephone:     (281)  293-3890
          Telecopier:  (281)  293-3700

          Attn:  General  Counsel
          c/o  Transocean  Offshore  Deepwater  Drilling  Inc.
          4  Greenway  Plaza
          Houston,  Texas  77046
          Telephone:  (713)  232-7500
          Telecopier:  (713)  232-7600

     If  to  the  Investment  Trust,  to  it  at:

          Attn:  Corporate  Trust  Administration
          Wilmington  Trust  FSB
          3773  Howard  Hughes  Parkway,  Suite  300  North
          Las  Vegas,  Nevada  89109
          Telephone:     (702)  866-2200
          Telecopier:    (702)  866-2244

     If  to  the  Charter  Trustee,  to  it  at:

          Attn:  Corporate  Trust  Administration
          Wilmington  Trust  Company
          1100  North  Market  Street
          Wilmington,  DE,  19890
          Telephone:     (302)  651-1000
          Telecopier:    (302)  651-8882

     If  to  the  Investment  Trustee,  to  it  at:

          Attn:  Corporate  Trust  Administration
          Wilmington  Trust  FSB
          3773  Howard  Hughes  Parkway,  Suite  300  North
          Las  Vegas,  Nevada  89109
          Telephone:  (702)  866-2200
          Telecopier: (702)  866-2244

     If  to  any  Member,  to  it  at:

          Conoco  Development  II  Inc.
          600  North  Dairy  Ashford
          Houston,  Texas  77079
          Telephone:     (281)  293-3890
          Telecopier:    (281)  293-3700
          Attn:  Assistant  Secretary

     or

          RBF  Deepwater  Exploration  II  Inc.
          c/o  Transocean  Offshore  Deepwater  Drilling  Inc.
          4  Greenway  Plaza
          Houston,  Texas  77046
          Attention:  Treasury  Department
          Telephone:  (713)  232-7500
          Telecopier:  (713)  232-7766

     If  to  the  Investment  Trust  Beneficiary  at:

          850  Library  Avenue,  Suite  204
          P.O.  Box  885
          Newark,  Delaware  19715
          Telephone:  (302)  738-6680
          Telecopier:  (302)  738-7210

     If  to a Funding Participant, to it at the address set forth in Schedule 2.
                                                                     ----------

     SECTION  12.4  Counterparts.  This Agreement may be executed by the parties
                    ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

     SECTION  12.5  Amendments,  Waivers  and  Consents.  Except  as  otherwise
                    -----------------------------------
expressly provided herein or in any other Transaction Document, no amendment, waiver or termination of any provision of this Agreement or any other Transaction Document (other than a LAPA), and no consent with respect to any departure by any Person therefrom, shall be effective unless the same shall be in writing and signed by the Majority Funding Participants, and the applicable Person and acknowledged by the Trustees, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that if any amendment, waiver, consent, termination or other
--------   -------
modification of any Transaction Document materially affects any Conduit, such Conduit must consent thereto and each applicable Rating Agency must provide prior written confirmation that the rating of the Commercial Paper Notes of such Conduit will not be downgraded, suspended or withdrawn as a result thereof, and no such waiver, amendment or consent shall, unless in writing and signed by all Funding Participants and acknowledged by the Trustees, do any of the following:

     (a) change the Commitment of any Funding Participant (except with the written consent of such Funding Participant) except as provided in Section 7.9;
                                                                    -----------

     (b) postpone or delay any date fixed by any Transaction Document for any payment of Charter Return, or any fees or other amounts due to any Funding Participant under any Transaction Document (except, with respect to amounts owed only to a particular Funding Participant, with the written consent of such Funding Participant);

     (c) reduce (i) the amount of any outstanding Contributions or Advances or the rate of the Charter Return, or (ii) any fees or other amounts payable to any Funding Participant under any Transaction Document (except, with respect to amounts owed only to a particular Funding Participant, with the written consent of such Funding Participant);

     (d) postpone or reduce the payment obligations of Deepwater pursuant to any Transaction Document (except, with respect to amounts owed only to a particular Funding Participant, with the written consent of such Funding Participant);

     (e) change the aggregate percentage which is required for the Funding Participants (or any of them) to take any action hereunder or under the Transaction Documents;

     (f)     amend  this  Section  or  any provision in this Agreement or in any
                          -------
other Transaction Document providing for consent or other action by all Funding Participants;

     (g)     discharge  the  Conoco  Guaranty  (other  than  pursuant to Section
                                                                         -------
9.4(iv)),  the  Transocean  Guaranty (other than pursuant to Section 9.4(iv)) or
-------                                                      ---------------
either  Drilling  Contract  Guaranty (other than pursuant to Section 9.4(i)), or
                                                             --------------
release the Lien of the Ship Mortgage or any material portion of any other Collateral or subordinate or take any action, including the issuance of additional instruments or documents, which results in the subordination of the interest of any Funding Participant in any Collateral (including taking any action which has the effect of altering the subordination of payments under the Transaction Documents made to a Purchasing Party in any way that may be detrimental to the interests of any Funding Participant);

     (h)     amend  the  definition  of  "Certificate Return Rate", "Loan Return
                                          -----------------------    -----------
Rate",  "Drawn  Rate",  "Return  Rate",  "CP  Rate", "Certificate Margin", "Base
-----    -----------     ------------     --------    ------------------    ----
Rate",  "Alternate  Rate", "Federal Funds Rate", "Charter Residual Risk Amount",
----     ---------------    ------------------    ----------------------------
"Coverage  Ratio",  "Residual Guaranty Amount", "Majority Funding Participants",
 ---------------     ------------------------    -----------------------------
"Charter  Return", "Series A Return", "Series B Return", "Charter Margin", "Loan
 ---------------    ---------------    ---------------    --------------    ----
Margin"  or  "Return  Period";  or
------        --------------

     (i) amend Section 14.1 of the Master Charter or Article 3 of the Depository Agreement;

provided,  further,  that  no amendment, waiver or consent shall, unless in
--------   -------
writing and signed by the Trustees in addition to the appropriate number of Funding Participants or the Hedging Agreement Counterparties, as applicable, affect the rights or duties of the Trustees under this Agreement or any other Transaction Document or the Hedging Agreement Counterparties, respectively.

     SECTION  12.6  Confidentiality.  Each  party  hereto  agrees  to  exercise
                    ---------------
commercially reasonable efforts to keep any non-public information delivered or made available by Deepwater to it which is indicated or stated in writing to be confidential information, confidential from anyone other than persons employed or retained by such Participant who are or are expected to become engaged in evaluating, approving, structuring or administering any of the Transaction Documents (such Persons to likewise be under similar obligations of confidentiality with respect to such information); provided, however, that
                                                         --------  -------
nothing  herein  shall prevent any party hereto from disclosing such information
(i) to any other party hereto, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Participant, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which any party or its Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Transaction Document, (vii) to such party's legal counsel, independent auditors and to such party's Affiliates, (viii) to any actual or proposed assignee or other transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this
Section  12.6 and (ix) except as otherwise required by Applicable Law; provided,
-------------                                                          --------
however,  that,  should  disclosure  of  any  such  confidential  information be
-------
required by virtue of clause (ii) or (v) of the immediately preceding proviso, such party shall notify Deepwater (if such notification is not prohibited by Applicable Law) of the same so as to allow Deepwater to seek a protective order or to take any other appropriate action; provided, further, that no such party
                                           --------  -------
shall be required to delay compliance with any directive to disclose beyond the last date such delay is legally permissible any such information so as to allow Deepwater to effect any such action and provided, further, that if Deepwater
                                            --------  -------
exercises the Return Option, no Participant thereafter shall be bound by the terms of this Section 12.6 with respect to any information regarding the
                 -------------
Drillship (excluding, however, any information regarding the Drilling Contracts). Notwithstanding the foregoing any Conduit or Administrator may disclose:

     (A) to such Conduit's commercial paper dealers or placement agents and to investors and prospective investors in such Commercial Paper Notes, information concerning the transaction, as required by such Conduits agreements with such dealers or placement agents;

     (B) to Moody's and S&P (or any successor or other rating agency that maintains a rating of such Conduit's Commercial Paper Notes), any information, in connection with such rating agency's review and maintenance of its rating of such Commercial Paper Notes; and

     (C) to any Program Support Provider or other entity that issues a financial guaranty insurance policy or other credit enhancement facility for the account of such Conduit or any provider of corporate management services to such Conduit, and such Conduit's certified public accountants, any information, in connection with the provision and administration of credit facilities or corporate management services or accounting services, as applicable, to or on behalf of such Conduit; provided, that each such Person described in clauses (A)
                        --------                                     -----------
-  (C)  agrees  to  be  bound  by  the  provisions  of  this  Section  12.6.
   ---                                                        -------------

     SECTION  12.7  Headings;  etc.  The  Table  of Contents and headings of the
                    ---------------
various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     SECTION  12.8  Parties  in  Interest.  Except as expressly provided herein,
                    ---------------------
none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

     SECTION  12.9  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS
                    -------------
OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES). THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

     SECTION  12.10  Severability.  Any  provision  of  this  Agreement  that is
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 12.11  Further Assurances.  The parties hereto shall promptly cause
                    ------------------
to be taken, executed, acknowledged or delivered, at the expense of Deepwater, all such further acts, conveyances, documents and assurances as any of the parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby (including the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). Deepwater will, at its own expense and without need of any prior request from any other party, take such action as may be necessary (including any action specified in the preceding sentence), or (if the Investment Trust or the Trustees shall so request) as so requested, in order to (i) maintain and protect all security interests provided for hereunder or under any other Transaction Document and (ii) allow the Charter Trustee to accurately and correctly execute any Disbursement Certificates allowed to be executed by it in accordance with the terms of the Depository Agreement.

     SECTION 12.12  Waiver of Jury Trial.  TO THE EXTENT PERMITTED BY APPLICABLE
                    --------------------
LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE TRANSACTION
DOCUMENTS  OR  THE  TRANSACTIONS  CONTEMPLATED  HEREBY.

     SECTION  12.13  Limitations  on  Recourse.    The Funding Participants, the
                     -------------------------
Trustees and the Investment Trust agree that their rights in respect of the obligations of Deepwater to pay

Charter Hire, and any claim or liability under this Agreement or any other Transaction Document shall be limited to satisfaction out of, and enforcement against, the Collateral. The Funding Participants, the Trustees and the Investment Trust hereby acknowledge and agree that none of the Non-Recourse Parties shall have any liability to all or any of the Funding Participants, the Trustees or the Investment Trust for the payment of any sums now or hereafter owing by Deepwater under this Agreement or any other Transaction Document or for the performance of any of the obligations of Deepwater contained herein or therein or shall otherwise be liable or responsible with respect thereto (such liability, including such as may arise by operation of law, being hereby expressly waived), except as provided in this Section 12.13. If (i) any Charter
                                               -------------
Event of Default shall occur and be continuing or (ii) any claim of any Funding Participant, the Investment Trust and the Trustees against or alleged liability to such Persons of Deepwater shall be asserted under this Agreement or any other Transaction Document, the Funding Participants, the Trustees and the Investment Trust agree that they shall not have the right to proceed directly or indirectly against the Non-Recourse Parties or against their respective properties and assets (other than the Collateral) for the satisfaction of any of the obligations of Deepwater to pay Charter Hire or of any such claim or liability or for any deficiency judgment (except to the extent enforceable out of the Collateral) in respect of such obligations or any such claim or liability. The foregoing notwithstanding, it is expressly understood and agreed that nothing contained in this Section 12.13 shall be deemed to (a) release any Non-Recourse
                   -------------
Party from liability for its fraudulent actions or willful misconduct or (b) limit or affect the obligations of any Non-Recourse Party in accordance with the terms of this Agreement or any other Transaction Document creating such obligation to which such Non-Recourse Party is a party, including, without limitation, the obligations of Conoco or Transocean under the Drilling Contract Guaranties or with respect to payment of the Residual Guaranty Amount, or the obligations of the Drilling Parties under the Drilling Contracts. The foregoing acknowledgments, agreements and waivers shall be enforceable by any Non-Recourse Party.

     (b) Deepwater, Conoco and Transocean hereby acknowledge and agree that none of the Agents, the Trustees and the Funding Participant shall have any personal liability whatsoever to Deepwater, Conoco, Transocean or their respective successors or assigns for any claim based on or in respect of this Agreement or arising from the transactions contemplated hereby. Subject to
Section 6.1 of the Master Charter, the sole recourse of Deepwater, Conoco or Transocean or any Person claiming through or on behalf thereof for any such claims arising hereunder will be to the Trust Estate. Each of Deepwater, Conoco and Transocean further acknowledges and agrees that it has no rights (as third-party beneficiary or otherwise) or standing under any agreement between the Trustees and any or all of the Investment Trust, the Agents, or the Funding Participants, which agreements are not by their terms intended for the benefit of other parties other than Sections 5.2, 5.3, 5.4 and 5.5 of the Charter Trust Agreement and Sections 5.2, 5.3, 5.4 and 5.5 of the Investment Trust Agreement.

     (c)     It  is  expressly  understood and agreed by the parties hereto that
(a) this Agreement and the other Transactions Documents executed by either Trustee, are not being executed in such Trustee's respective personal capacities, except as expressly stated herein or therein, but solely (i) in the case of Wilmington Trust Company, (x) as charter trustee under the Charter Trust Agreement and, (y) solely with respect to the Depository Agreement, as Depository and Securities Intermediary thereunder, and (ii) in the case of Wilmington Trust FSB, as investment trustee under the Investment Trust Agreement and (b) under no circumstances shall either Trustee be personally liable for the payment of any indebtedness or expenses of the Charter Trust or the Investment Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Charter Trustee or Investment Trust, as applicable, under this Agreement, any other Transaction Document or any related agreement, except to the extent of the Charter Trust Estate and the Investment Trust Estate, respectively.

     (d) Notwithstanding any provision of this Agreement or any other Transaction Document to the contrary, each party hereto agrees that each Conduit shall only be required to pay (a) any fees or liabilities that it may incur hereunder only to the extent such Conduit has Excess Funds and (b) any expenses, indemnities or other liabilities under any other Transaction Document only to the extent such Conduit has Excess Funds; provided, however, that if such
                                                 --------  -------
Conduit has insufficient funds to make any payments required by this Agreement or any Transaction Document to any party hereto, such Persons shall not be excused from the performance of their respective obligations hereunder. In addition, no amount owing by any Conduit hereunder in excess of the liabilities that such Conduit is required to pay in accordance with the preceding sentence shall constitute a claim (as defined in Section 101 to Title 11 of the United States Code) against such Conduit. No recourse shall be had for the payment of any amount owing hereunder or for the payment of any fee hereunder or any other obligation of or claim against, any Conduit arising out of or based upon this Agreement or any Transaction Document, against any stockholder, employee, officer, director, manager or incorporator of any Conduit or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or
--------   -------
entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them. Any and all claims against any Conduit by any other Person shall be subordinate to the claims of the holders of the Commercial Paper Notes of such Conduit. The obligations under this Section
                                                                         -------
12.13(d)  shall  survive  the  termination  of  this  Agreement.
-------

     SECTION  12.14  Applicable  Laws.  Nothing  in  this Agreement or any other
                     ----------------
Transaction Document shall be construed to constitute or to require either the Trustees, Investment Trust or Deepwater to take or omit any action which would constitute a violation of, or subject the Trustees, Investment Trust or Deepwater to a penalty under, the laws of the United States of America.

     SECTION  12.15  Right to Inspect.  Upon reasonable notice and at such times
                     ----------------
and places as shall not unduly interfere with the commercial utilization or operation of the Drillship (it being understood that Deepwater shall be under no obligation to interrupt or delay any operation of the Drillship or to otherwise incur any out-of-pocket expense or loss of revenue), but in no event more than once in any twelve-month period, Deepwater shall afford representatives of the Charter Trustee (together with representatives of the Funding Participants and the Investment Trustees) reasonable access to the Drillship, its logs and papers for the purpose of inspecting the same. Any such inspection shall be subject to any required Government Approvals and shall be at the sole risk and expense of the Charter Trustee, the Funding Participants and the Investment Trustees, as applicable, unless a Charter Event of Default has occurred and is continuing, in which case any such inspection shall be at the expense of Deepwater and may occur more than once per year upon reasonable notice after such Charter Event of Default. Upon written request by the Trustees, Deepwater shall give the Trustees prior written notice of the time and location of the Drillship's next scheduled dry-docking.

     SECTION  12.16  Accounts,  Distribution  of  Payments  and  Flow  of Funds.
                     ----------------------------------------------------------
Pursuant to the Deepwater Assignment, Deepwater has assigned its right to receive payment of all Deposited Amounts to the Charter Trustee and the Investment Trust. Each of the Trustees, the Investment Trust and Deepwater hereby agrees (severally and not jointly) to deposit, or to cause to be deposited, all Account Collateral of any kind received by it promptly (but not later than six (6) Business Days after receipt) into the Accounts established pursuant to the Depository Agreement to be applied as set forth in the Depository Agreement.

     SECTION  12.17  Attorneys-in-Fact.  Subject to the terms of the Transaction
                     -----------------
Documents, without in any way limiting the obligations of Deepwater hereunder, Deepwater hereby appoints each of the Charter Trustee and the Investment Trust as its agent and attorney-in-fact, with full power and authority at any time during which Deepwater is obligated to deliver possession of the Drillship to the Charter Trustee in connection with the exercise of remedies after the occurrence of a Charter Event of Default, to demand and take possession of the Drillship in the name and on behalf of Deepwater from whomsoever shall be at the time in possession thereof in accordance with the Transaction Documents.

     SECTION  12.18  Successor Trustees; Jurisdiction of Trust.  Notwithstanding
                     -----------------------------------------
the provisions of the Trust Agreement, so long as no Charter Event of Default shall have occurred and be continuing, (i) no successor or replacement Charter Trustee or Investment Trustee shall be appointed without the prior written consent of Deepwater (which consent shall not be unreasonably withheld or delayed) and (ii) the jurisdiction in which the trusts under the Trust Agreements are created shall not be changed without the prior written consent of Deepwater.

     SECTION 12.19  Third-Party Beneficiaries.  Each of the Funding Participants
                    -------------------------
agrees that the Drilling Parties shall be third-party beneficiaries of the covenant contained in Section 6.3(b) and each shall be entitled to rely on and
                        --------------
enforce such covenant as though such Drilling Party were a party to this Agreement. Each of the parties hereto agrees that the Hedging Agreement Counterparties shall be third-party beneficiaries of the covenant contained in Sections 10 and 12.5 and shall be entitled to rely on and enforce such covenants
 ----------     ----
as  though  the Hedging Agreement Counterparties were parties to this Agreement.

     SECTION  12.20  Consent  to  Jurisdiction.  Each  of the parties hereto (i)
                     -------------------------
hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the other Transaction Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns, (ii) hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such Federal court and
(iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the other Transaction Documents, or the subject matter hereof or thereof may not be enforced in or by such court. A final judgment obtained in respect of any action, suit or proceeding referred to in this Section 12.20 shall be conclusive and may be enforced in other
      --------------
jurisdictions by suit on the judgment or in any manner as provided by and subject to Applicable Law. Each of the parties hereto hereby consents to service of process in connection with the subject matter specified in the first sentence of this Section 12.20 in connection with the above mentioned courts in
                  -------------
New York by registered mail, Federal Express, DHL or similar courier at the address to which notices to it are to be given, it being agreed that service in such manner shall constitute valid service upon such party or its respective successors or assigns in connection with any such suit, action or proceeding only; provided, however, that nothing in this Section 12.20(i) shall affect the
       --------  -------                       ----------------
right of any of such party or its respective successors or assigns to serve legal process in any other manner permitted by law or affect the right of any of such parties or its respective successors or assigns to bring any suit, action or proceeding against any other one of such parties or its respective property in the courts of other jurisdictions.

     SECTION  12.21  Deepwater  Acknowledgment  With  Respect  to  Charter Trust
                     -----------------------------------------------------------
Agreement.  Deepwater  hereby  agrees  and consents to the provisions of Section
---------
8.1(a) of the Charter Trust Agreement in respect of Deepwater's obligations to reimburse the Charter Trustee's reasonable fees and expenses.

     SECTION  12.22  Appointment  of Wilmington Trust FSB as Attorney-in-Fact on
                     -----------------------------------------------------------
behalf  of  the  Beneficial  Owners; Powers of Attorney.  Each of the Beneficial
-------------------------------------------------------
Owners identified in the Charter Trust Agreement, by its respective signature below, hereby appoints Wilmington Trust FSB as attorney-in-fact solely for the purpose of, in its name, place and stead, executing and delivering the Charter Trust Agreement. Wilmington Trust FSB is further authorized and directed by each such Beneficial Owner to execute and deliver the power of attorney substantially in the form attached hereto as Exhibit N-1, in favor of the
                                                    -----------
Persons listed therein, for the purpose of having the Charter Trust Agreement duly executed and delivered by each such Beneficial Owner. Such appointment shall not be construed to be a "statutory short form power of attorney" as defined in Section 5-1501 of the New York General Obligations Law. Further, Wilmington Trust Company shall execute and deliver the Power of Attorney attached hereto as Exhibit N-2, both in its individual capacity, as expressly
                      -----------
provided  in  such  Exhibit  N-2,  and  as  Charter  Trustee.
                    ------------

     SECTION  12.23  Non-Defaulting  Drilling  Party's Right to Pursue Contests.
                     ----------------------------------------------------------
Where a Non-Defaulting Drilling Party has exercised its Assumption Cure Right, if the Charter Trustee, Investment Trust and the Funding Participants have opted not to pursue remedies against (i) where Frontier Deepwater Drilling is a Defaulting Drilling Party, Conoco for any failure to make payments due under the Conoco Guaranty or the Conoco Drilling Contract Guaranty following a demand for payment thereunder, or (ii) where R&B Falcon Drilling (International & Deepwater) Inc. is a Defaulting Drilling Party, Transocean for any failure to make payments due under the Transocean Guaranty or the Transocean Drilling Contract Guaranty following a demand for payment thereunder, such Non-Defaulting Drilling Party shall have the right to pursue any and all claims of the Charter Trustee, Investment Trust and the Funding Participants under any such Guaranty; provided, however that such Non-Defaulting Drilling Party shall not have the
--------   -------
right in any way to settle or compromise any such claim pursued under this Section for less than the full amount owed under any such Guaranty unless each
-------
of  the  Funding  Participants  has  consented to
such settlement or compromise. Notwithstanding anything to the contrary in this Section, all amounts received by the Non-Defaulting Drilling Party as a result
-------
of the pursuit of any claims hereunder shall be deposited into the appropriate Account under the Depository Agreement, as though such amounts had been paid by, where clause (i) above applies, Conoco and, where clause (ii) above applies, Transocean.

     SECTION 12.24  Non-Petition.  Each party hereto hereby agrees that it shall
                    ------------
not institute against, or join or assist any other person in instituting against, any Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note issued by such Conduit is paid. This Section 12.24 shall
                                                             -------------
survive  the  termination  of  this  Agreement.

     SECTION  12.25  Payments  to  Conduits.  Notwithstanding  anything  in  the
                     ----------------------
Transaction Documents to the contrary, all payments to each of the Conduit (Paradigm) and the Conduit (Liberty) under the Transaction Documents shall be paid to the applicable Administrator pursuant to the Depository Agreement for the benefit of such Conduits.

     SECTION  12.26  UCC-1  Authorization.  Each  of  Deepwater  and the Charter
                     --------------------
Trustee authorize the filing of UCC-1 Statements as required to perfect and continue the security interests created in the Transaction Documents.

     IN WITNESS WHEREOF, the parties hereto have caused this PARTICIPATION AGREEMENT to be duly executed by their respective officers and thereunto duly authorized as of the day and year first above written.

                                     DEEPWATER DRILLING II L.L.C.


                                     By:  /s/ TIM JURAN
                                         ---------------------------------------
                                         Name:  Tim Juran
                                         Title: Manager

                                     DEEPWATER INVESTMENT TRUST 1999-A

                                       WILMINGTON  TRUST  FSB,  not  in  its
                                       individual capacity, but solely as
                                       Investment Trustee


                                       By:  /s/ JAMES P. LAWLER
                                           -------------------------------------
                                           Name:  James P. Lawler
                                           Title: Vice President

                                     WILMINGTON TRUST FSB, not in its individual
                                       capacity, except as specified herein,
                                       but solely as Investment Trustee


                                     By:  /s/ JAMES P. LAWLER
                                         ---------------------------------------
                                         Name:  James P. Lawler
                                         Title: Vice President

                                     INVESTMENT  TRUST  BENEFICIARY


                                     By:  /s/ DONALD J. PUGLISI
                                         ---------------------------------------
                                         Name:  Donald J. Puglisi
                                         Title: Investment Trust Beneficiary

                                     WILMINGTON TRUST COMPANY, not in its
                                       individual capacity, except as specified herein, but solely as Charter Trustee


                                     By:  /s/ JAMES A. HANLEY
                                         ---------------------------------------
                                         Name:  James A. Hanley
                                         Title: Financial Services Officer

                                   TRANSOCEAN SEDCO FOREX, INC., with respect to
                                      Sections  2.15,  9.4,  12.13(b)  and
                                      --------------   ---   --------
                                      12.13(d)  only
                                      --------


                                   By:  /s/ Eric B. Brown
                                       ----------------------------------------
                                       Name:  ERIC B. BROWN
                                       Title: Senior Vice President, General
                                              Counsel and Corporate Secretary

                                   CONOCO  INC.,  with respect to Sections 2.15,
                                                                  -------------
                                        9.4,  12.13(b)  and  12.13(d)  only
                                        ---   --------       --------

                                   By:  /s/ R.W. GOLDMAN
                                       ----------------------------------------
                                       Name:  R.W. Goldman
                                       Title:

                                   RBF  DEEPWATER  EXPLORATION  II  INC.,  with
                                        respect  to  Sections  5.2  and 6.4 only
                                                     -------------      ---

                                   By:  /s/ W. DENNIS HEAGNEY
                                       ----------------------------------------
                                       Name:  W. Dennis Heagney
                                       Title: Vice President

                                   CONOCO DEVELOPMENT II INC., with respect to Sections 5.2 and 6.4 only
                                   -------------       ---


                                   By:  /s/ Robert
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   BANK OF  AMERICA,  N.A.,
                                     as Administrative Agent


                                   By: /s/ ALBERT Z. NORONA
                                       ----------------------------------------
                                       Name:  Albert Z. Norona
                                       Title: Vice President

                                   HATTERAS  FUNDING  CORPORATION,  as  the
                                   Conduit  (Hatteras)


                                   By: /s/ CHRIS T. BURT
                                      ----------------------------------------
                                      Name:  Chris T. Burt
                                      Title: Vice President

                                   BANK OF AMERICA, N.A., as Administrator
                                   (Hatteras)




                                   By: /s/ M. RANDALL ROSS
                                      ----------------------------------------
                                      Name:  M. Randall Ross
                                      Title: Principal





                                   BANK OF AMERICA, N.A., as Liquidity Agent
                                   (Hatteras)



                                   By: /s/ M. RANDALL ROSS
                                      ----------------------------------------
                                      Name:  M. Randall Ross
                                      Title: Principal

                                   LIBERTY STREET FUNDING CORP., as the
                                   Conduit  (Liberty)



                                   By: /s/ ANDREW L. STIDD
                                      ----------------------------------------
                                      Name:  Andrew L. Stidd
                                      Title: President

                                   THE BANK OF NOVA SCOTIA, as Administrator
                                   (Liberty)



                                   By: /s/ N. BELL
                                      ----------------------------------------
                                      Name:  N. Bell
                                      Title: Assistant Agent




                                   THE BANK OF NOVA SCOTIA, as Liquidity Agent
                                   (Liberty)




                                   By: /s/ N. BELL
                                      ----------------------------------------
                                      Name:  N. Bell
                                      Title: Assistant Agent

                                   PARADIGM FUNDING LLC, as the Conduit
                                   (Paradigm)



                                   By: /s/ EVELYN ECHEVARRIA
                                      ----------------------------------------
                                      Name:  Evelyn Echevarria
                                      Title: Vice President

                                   WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                   NEW YORK BRANCH, as Administrator (Paradigm)


                                   By: /s/ CHRISTIAN BRUNE
                                      ----------------------------------------
                                      Name:  Christian Brune
                                      Title: Associate Director Securitization


                                   By: /s/ VIOLET DIAMANT
                                      ----------------------------------------
                                      Name:  Violet Diamant
                                      Title: Associate Director Securitization


                                   WESTDEUTSCHE  LANDESBANK  GIROZENTRALE
                                   NEW YORK BRANCH, as Liquidity Agent
                                   (Paradigm)


                                   By: /s/ CHRISTIAN BRUNE
                                      ----------------------------------------
                                      Name:  Christian Brune
                                      Title: Associate Director Securitization


                                   By: /s/ VIOLET DIAMANT
                                      ----------------------------------------
                                      Name:  Violet Diamant
                                      Title: Associate Director Securitization

                                   BANK OF AMERICA, N.A., as a Liquidity
                                   Purchaser


                                   By: /s/ CLAIRE M. LIU
                                      ----------------------------------------
                                      Name:  Claire M. Liu
                                      Title: Managing Director

                                   THE BANK OF NOVA SCOTIA, as a Liquidity
                                   Purchaser


                                   By: /s/ N. BELL
                                      ----------------------------------------
                                      Name: N. Bell
                                      Title: Assistant Agent

                                   DEN NORSKE BANK ASA, as a Liquidity Purchaser


                                   By: /s/ BARBARA GRONQUIST
                                      ----------------------------------------
                                      Name:  Barbara Gronquist
                                      Title: Senior Vice President


                                   By: /s/ HANS JORGEN ORMAR
                                      ----------------------------------------
                                      Name:  Hans Jorgen Ormar
                                      Title: Vice President

                                  FORTIS CAPITAL CORP., as a Liquidity Purchaser



                                   By: /s/ JOHN C. PRENATA
                                      ----------------------------------------
                                      Name:  John C. Prenata
                                      Title: Executive Vice President


                                   FORTIS CAPITAL CORP., as a Certificate
                                   Purchaser


                                   By: /s/ JOHN C. PRENATA
                                      ----------------------------------------
                                      Name:  John C. Prenata
                                      Title: Executive Vice President


                                   By: /s/ C. TURTON
                                      ----------------------------------------
                                      Name: C. Turton
                                      Title: Managing Director

                                   NATEXIS BANQUES POPULAIRES, as a Liquidity
                                   Purchaser



                                   By: /s/ TIMOTHY L. POLVADO
                                      ----------------------------------------
                                      Name:  Timothy L. Polvado
                                      Title: Vice President and Group Manager




                                   By: /s/ LOUIS P. LAVILLE, III
                                      ----------------------------------------
                                      Name:  Louis P. Laville, III
                                      Title: Vice President and Group Manager

                                    THE ROYAL BANK OF SCOTLAND PLC, as a
                                    Liquidity Purchaser



                                   By: /s/ SCOTT BARTON
                                      ----------------------------------------
                                      Name:  Scott Barton
                                      Title: Sr. Vice President


                                   THE ROYAL BANK OF SCOTLAND PLC, as a
                                   Liquidity Purchaser


                                   By: /s/ SCOTT BARTON
                                      ----------------------------------------
                                      Name:  Scott Barton
                                      Title: Sr. Vice President

                                   SUNTRUST BANK, as a Liquidity Purchaser



                                   By: /s/ JOSEPH M. MCGREEVY
                                      ----------------------------------------
                                      Name:  Joseph M. McGreevy
                                      Title: Assistant Vice President

                                   WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                   NEW YORK BRANCH, as a Liquidity Purchaser


                                   By: /s/ CHRISTIAN BRUNE
                                      ----------------------------------------
                                      Name: Christian Brune
                                      Title: Associate Director Securitization

                                   SCHEDULE 1


                  List of UCC and Other Necessary Security Filings

UCC-1 financing statements covering the assignment of Account Collateral under the Depository Agreement, naming Deepwater as the debtor and the Depository, for the benefit of the Charter Trustee, as the secured party filed with the Delaware Secretary of State.

UCC-1 financing statements covering the assignment of the Assigned Contracts referenced in the Deepwater Assignment, naming Deepwater as the debtor and the Charter Trustee as the secured party filed with the Delaware Secretary of State.

A UCC-1 financing statement, covering the Drillship and naming Deepwater as the debtor and the Charter Trustee as the secured party, filed with the Delaware Secretary of State.

UCC-1 financing statements covering the assignment of Account Collateral under the Depository Agreement, naming Charter Trustee as the debtor and the Depository, for the benefit of the Investment Trust and Hedging Agreement Counterparties, if any, as the secured party filed with the Delaware Secretary of State.

UCC-1 financing statements covering the assignment of the Assigned Contracts and Contract Payments referenced in the Charter Trustee Assignment, naming Charter Trustee as the debtor and the Investment Trust, for itself and on behalf of the Hedging Agreement Counterparties, if any, as the secured party filed with the Delaware Secretary of State.

A UCC-1 financing statement, covering the Drillship and naming Charter Trustee as the debtor and the Investment Trust and Hedging Agreement Counterparties, if any, as the secured parties, filed with the Delaware Secretary of State.

Master Charter. Filing in Panama.

Charter Supplement No. 1. Filing in Panama.

Charter Supplement No. 2. Filing in Panama.

First Addendum to Ship Mortgage. Filing in Panama.

                                   SCHEDULE 2
                      FUNDING PARTICIPANT NOTICE ADDRESSES,
                  PAYMENT INSTRUCTIONS AND RESPONSIBLE OFFICERS
BANK OF AMERICA, N.A.
GENERAL INFORMATION:
--------------------

DOMESTIC  LENDING  OFFICE:                 EURODOLLAR  LENDING  OFFICE:
-------------------------                  ---------------------------
Name:        Bank  of  America,  N.A.      Name:

             333 Clay Street, Suite 4550   Address:

Address:     Houston,  TX  77002

ADDRESS  FOR  NOTICES:

NAME:        Ramon Garcia
-----
ADDRESS:     Bank of America Plaza
--------     901 Main Street
             Dallas, TX 75202-3714

TEL #:       214-209-2119
------
FAX #:       214-290-9462
------

ADMINISTRATIVE  CONTACT  PERSON:

NAME:        Ramon Garcia
-----
ADDRESS:     Bank of America Plaza
--------     901 Main Street
             Dallas, TX 75202-3714

TEL #:       214-209-2119
------
FAX #:       214-290-9462
------

TAXPAYER ID #:
---------------------------------
PAYMENT INSTRUCTIONS (FOR US DOLLARS):
--------------------------------------

          Bank of America
          ABA #:  111000012
          Account #:  1292000883
          Account Name:  Transocean
          Attention:  Corporate Loan Funds

          Bank of America, National Association as Liquidity Agent (Hatteras) Independence Center, NC1-001-15-04
          101  N.  Tryon  Street
          Charlotte,  NC  28255
          Attention:  Angela  Berry/Kelly  Weaver
          Tel:  704-388-6483
          Fax:  704-409-0014
          Re:  Deepwater  Drilling


          Bank of America, National Association as Administrator (Hatteras) Interstate Tower, NC1-005-15-01
          121  West  Trade  Street
          Charlotte,  NC  28255
          Attention:  M.  Randall  Ross
          Telephone:  704-386-8234
          Facsimile:  704-386-0892
          Re:  Deepwater  Drilling


          Hatteras  Funding  Corporation
          c/o  Global  Securitization  Services,  LLC
          114  West  47th  Street,  Suite  1715
          New  York,  NY  10036
          Attention:  Christopher  T.  Burt
          Tel:  212-302-5151
          Fax:  212-302-8767
          Address  for  Wires:
          U.S.  Bank  N.A.
          Corporate  Trust  Services
          100  Wall  Street
          New  York,  NY  10005
          Attention:    Rosalyn  Calendar
          ABA  No.:     091-000-022
          Account No.:  1731  0185  1827
          Account Name: Hatteras  Funding  Corporation
          Account No.:  770  864  72
          Account Name: Hatteras  Funding  AccuTrust
          Reference:    Deepwater  Drilling

DEN NORSKE BANK, A.S.A.
-----------------------
GENERAL INFORMATION:
--------------------

DOMESTIC LENDING OFFICE:                 EURODOLLAR  LENDING  OFFICE:
-----------------------                  ---------------------------
Name:    Den Norske Bank, A.S.A.         Name:

Address: 200 Park  Ave., 31st Floor      Address:
         New York, NY 10666


ADDRESS  FOR  NOTICES:

NAME:      Anny Peralta
----
ADDRESS:   200 Park Ave., 31st Floor
-------    New York, NY 10666


TEL #:     212-681-3842
-----
FAX #:     212-681-4123
-----

ADMINISTRATIVE CONTACT PERSON:

NAME:     Anny Peralta
----
ADDRESS:  200 Park Ave., 31st Floor
-------   New York, NY 10666


TEL #:    212-681-3842
-----
FAX #:    212-681-4123
-----

TAXPAYER ID #:
-----------------------------

PAYMENT INSTRUCTIONS (FOR US DOLLARS):
-------------------------------------

          Bank  of  New  York
          ABA  #:  021  000018
          Account  #:  dnbaus  33
          Account  Name:  den  norske  bank
          Further  Credit  To:  Deepwater  Drilling  A/C #  13216999
          Attn:  Anny  Peralta

FORTIS CAPITAL CORP.

GENERAL INFORMATION:
-------------------

DOMESTIC  LENDING  OFFICE:                    EURODOLLAR  LENDING  OFFICE:
-------------------------                     ---------------------------
Name:       Fortis Capital Corp.              Name:

Address:    3 Stamford Plaza                  Address:

            301 Tresser Blvd., 9th Floor

            Stanford, CT 06901


ADDRESS  FOR  NOTICES:

NAME:
-----

ADDRESS:
-------


TEL #:
-----
FAX #:
-----

ADMINISTRATIVE CONTACT PERSON:

NAME:       Frank Campanelli
----
ADDRESS:    3 Stamford Plaza
-------     301 Tresser Boulevard, 9th Floor
            Stamford, CT 06901-3239

TEL #:      203-705-5936
-----
FAX #:      203-705-5888
-----

TAXPAYER ID #:
-------------------------------

PAYMENT INSTRUCTIONS (FOR US DOLLARS):
-------------------------------------

          Chase Manhattan Bank
          ABA #: 021 000 021
          For Credit To: Fortis Capital Corp.
          Acct #: 001 1 624 418
          Ref: Deepwater Drilling II

NATEXIS BANQUES POPULAIRES

GENERAL INFORMATION:
-------------------

DOMESTIC LENDING OFFICE:                       EURODOLLAR  LENDING  OFFICE:
-----------------------                        ---------------------------
Name:     Natexis Banques Populaires           Name:

Address:  Southwest Representative Office      Address:

          333 Clay Street, Suite 4340

          Houston, TX 77002


ADDRESS FOR NOTICES:

NAME:     Tanya  Mcallister
----

ADDRESS:  Southwest Representative Office
-------   333 Clay Street, Suite 4340
          Houston, TX 77002

TEL #:          713-759-9447
-----
FAX #:          713-759-9908
-----


ADMINISTRATIVE CONTACT PERSON:
-----------------------------

NAME:     Tanya McAllister
-----

ADDRESS:  Southwest Representative Office
-------   901 Main Street
          Houston, TX 77002

TEL #:     713-759-9447
-----
FAX #:     713-759-9908
-----

TAXPAYER ID #: 52-2257782
---------------------------

PAYMENT INSTRUCTIONS (FOR US DOLLARS):
-------------------------------------

               JP Morgan/Chase New York
               ABA Routing # 021-000021


To Further Credit:

               Natexis Banques Populaires
               Account # 544-775-330
               Ref: Deepwater Investment Trust 1999-A, Houston Office

THE BANK OF NOVA SCOTIA

GENERAL INFORMATION:
-------------------

DOMESTIC LENDING OFFICE:                      EURODOLLAR LENDING OFFICE:
-----------------------                       ---------------------------
Name:    The Bank of Nova Scotia              Name:    Same as Domestic Lending
         Atlanta  Agency                               Office


Address: 600 Peachtree St. N.E., Suite 2700   Address: Same as Domestic Lending
         Atlanta, GA 30308                             Office


ADDRESS FOR NOTICES:

NAME:     Phyllis  Walker
-----

ADDRESS:  600 Peachtree ST. N.E., Suite 2700
-------   Atlanta,  Ga  30308

TEL #:    404-877-1552
------
FAX #:    404-888-8998
------

ADMINISTRATIVE CONTACT PERSON:

NAME:     Phyllis Walker
-----

ADDRESS:  600 Peachtree ST. N.E., Suite 2700
--------  Atlanta, GA 30308

TEL #:    404-877-1552
-----
FAX #:    404-888-8998
-----

TAXPAYER ID #:  13-4941099
-------------

PAYMENT INSTRUCTIONS (FOR US DOLLARS):
-------------------------------------

                    The Bank of Nova Scotia, New York Agency
                    ABA #: 026 002 532
                    For Credit to BNS Atlanta Agency, Acct # 0606634
                    Re: Deepwater Drilling II L.L.C.

SUNTRUST BANK

GENERAL INFORMATION:
-------------------

DOMESTIC LENDING OFFICE:                         EURODOLLAR  LENDING  OFFICE:
-----------------------                          ---------------------------
Name:     Suntrust Bank                          Name:

Address:  303 Peachtree St. N.E., 10th Floor     Address:
          Atlanta, GA 30308


ADDRESS  FOR  NOTICES:

NAME:
     ---------------------------

ADDRESS:
--------


TEL #:
-----
FAX #:
-----


ADMINISTRATIVE CONTACT PERSON:

NAME:    Roshawn Orise

ADDRESS: 303 Peachtree Street N.E., 10th Floor
         Atlanta,  GA  30308


TEL #:   404-230-1939
-----
FAX #:   404-575-2730
-----

TAXPAYER ID #:   58-0466330
-------------

PAYMENT INSTRUCTIONS (FOR US DOLLARS):
-------------------------------------

                 Suntrust Bank
                 Bank Address: Same As Domestic Lending Office
                 ABA #: 061-000-104
                 Account # 9088-000-112
                 Account Name: Wire Clearing
                 Attn: Corporate Banking
                 Ref: Deepwater Drilling

THE ROYAL BANK OF SCOTLAND PLC

GENERAL INFORMATION:
-------------------

DOMESTIC  LENDING  OFFICE:                  EURODOLLAR  LENDING  OFFICE:
-------------------------                   ---------------------------

Name:     The Royal Bank of Scotland        Name:     Same as Domestic Lending
          New York Branch                             Office

Address:  65 East 55th Street, 21st Floor   Address:  Same as Domestic Lending
          New York, NY 10022                          Office


ADDRESS  FOR  NOTICES:

NAME:
--------------------------------------

ADDRESS:
--------


TEL #:
-----
FAX #:
-----

ADMINISTRATIVE CONTACT PERSON:

NAME:    Sheila Shaw and Juanita Baird
-----

ADDRESS: Same As Domestic Lending Office
-------

TEL #: 212-401-1406
-----
FAX #: 212-401-1494
-----

TAXPAYER ID #:  135 63 4601
-------------

PAYMENT INSTRUCTIONS (FOR US DOLLARS):
-------------------------------------


                    Chase  Manhattan Bank,  New York
                    ABA  021000021
                    Account Name: NWB PLC-NY Commercial Lending Account #: 400931052
                    Ref:  Deepwater  Drilling  II  L.L.C.

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH

GENERAL INFORMATION:
-------------------

DOMESTIC  LENDING  OFFICE:                EURODOLLAR  LENDING  OFFICE:
-------------------------                 ---------------------------
Name:    West LB, New York Branch         Name:
Address: 1211 Avenue of the America       Address:
         New York, NY 10036


ADDRESS FOR NOTICES:

NAME: Violet Diamant
-----

ADDRESS: 1211 Avenue of the Americas
-------  New York, NY 10036

TEL #: 212-852-6394
-----
FAX #: 212-852-5971
-----

ADMINISTRATIVE CONTACT PERSON:

NAME: Rahel Avigdor
-----

ADDRESS: 1211 Avenue of the Americas
-------  New  York,  NY  10036

TEL #: 212-597-8347
-----
FAX #: 212-852-5971
-----

TAXPAYER ID #:  52-2283708
-------------

PAYMENT INSTRUCTIONS (FOR US DOLLARS):

          Chase  Manhattan
          Bank  Address: 4 Chase Metro Tech Centre
          ABA#:    021000021
          Acct #:  9201060663
          Account Name:  WestLB New York
          Ref:           Name of Deal/Paradigm Funding

                                   SCHEDULE 3
                                   ----------



                            [Intentionally Omitted]
                            -----------------------

                                   SCHEDULE 4
                                   ----------


                            SUBORDINATION PROVISIONS



     The payment of the principal of and interest on and all other amounts payable under any Subordinated Debt shall be expressly subordinated in right of payment to the payment in full of all Senior Liabilities, as hereinafter defined, to the extent and in the manner set forth in the following Sections 1
                                                                    ----------
through 9 (collectively, the "Subordination Provisions").
---------

1.   Subordination. Except as hereinafter expressly otherwise provided, or as
     -------------
     the Majority Funding Participants may expressly consent to in writing, the payment of all Junior Liabilities (as hereinafter defined) shall be postponed and subordinated to the payment in full of all Senior Liabilities and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of Deepwater be applied to the purchase or other acquisition or retirement of any Junior Liabilities; except, that so long as no Event of Loss, Material Default, or
                  ------
     Charter Event of Default (each as defined in the Participation Agreement referenced in Section 9 below) exists, any and all payments or other
                   ---------
     distributions in respect of the Junior Liabilities are permitted to be made to the extent that any such payment would be permitted by the terms of the Depository Agreement.

2.   Bankruptcy, Insolvency, Etc. If an Event of Default listed in Section
     ---------------------------
     4.1(e) or (f) of either Charter Supplement No. 1 or Charter Supplement No. 2 (each, an "Insolvency Event") occurs in respect of Deepwater, the Senior Liabilities shall first be paid in full in accordance with their terms or to the extent recoverable against assets of Deepwater before the holder of any Junior Liability (each, a "Junior Creditor") shall be entitled to receive and to retain any payment or distribution in respect of such Junior Liability. If an Insolvency Event occurs in respect of Deepwater, each Junior Creditor shall promptly file a claim or claims in the proceedings related to such Insolvency Event, for the full outstanding amount of the Junior Liability attributable to such Junior Creditor, and shall use commercially reasonable efforts to cause said claim or claims to be approved and shall cause all payments and other distributions in respect thereof to be made directly to Depository. If an Insolvency Event occurs in respect of Deepwater, Deepwater shall agree that Depository (if the Depository Agreement is in full force and effect, otherwise Administrative Agent) may, at its sole discretion, in the name of Deepwater, any Junior Creditor or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such proceedings with respect to any and all claims of any Junior Creditor relating to the Junior Liabilities.

3.   Payments Held in Trust. If any Junior Creditor receives any payment or
     ----------------------
     other distribution of any kind or character from Deepwater, or from any other source whatsoever, in respect of any of the Junior Liabilities, other than as expressly permitted by the terms hereof, such payment or other distribution shall be received in trust for the Funding Participants and promptly turned over by the Junior Creditor to Depository (if the Depository Agreement is in full force and effect, otherwise to Administrative Agent).

     All Junior Creditors will mark their books and records so as clearly to indicate that the Junior Liabilities are subordinated in accordance with these Subordination Provisions and will execute such further documents or instruments and take such further action as Depository (if the Depository Agreement is in full force and effect, otherwise Administrative Agent) may reasonably from time to time request to carry out the intent of these Subordination Provisions.

4.   Application of Payments; No Subrogation. All payments and distributions
     ---------------------------------------
     received by any Beneficiary (as hereinafter defined) in respect to the Junior Liabilities, to the extent received in or converted into cash, may be applied by such Beneficiary first to the payment of any and all expenses (including reasonable attorneys' fees and out-of-pocket expenses) paid or incurred by such Beneficiary in enforcing these Subordination Provisions or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the Junior Creditors and the Beneficiaries, if held by either Trustee or a Funding Participant while the Depository Agreement is in full force and effect, be paid to Depository and shall be applied in accordance with the Depository Agreement and, if paid to Administrative Agent, shall be applied toward the payment of, or retained as security for, the discharge of Senior Liabilities remaining unpaid to the extent recoverable against assets of Deepwater; provided, that notwithstanding any such payments or distributions received by any Beneficiary in respect of the Junior Liabilities and so applied by any such Beneficiary toward the payment of Senior Liabilities, the Junior Creditors shall be subrogated to the then existing rights of such Beneficiary, if any, in respect of the Senior Liabilities only at such time as these Subordination Provisions shall have been discontinued and Beneficiaries shall have received payment of the full amount of the Senior Liabilities and all obligations of the Funding Participants to fund Advances shall have terminated.

5.   Waivers by the Junior Creditors. The Junior Creditors hereby waive: (a)
     -------------------------------
     notice of acceptance by any Beneficiary of these Subordination Provisions;
     (b) notice of the existence, creation, non-payment, amendment, supplement, increase or waiver of all or any of the Senior Liabilities; and (c) all diligence in collection or protection of, or realization upon, the Senior Liabilities (or any portion thereof) or any security therefore.

6.   Obligations of the Junior Creditors. The Junior Creditors will not, without
     -----------------------------------
     prior written consent of the Majority Funding Participant: (a) except as permitted by the Participation Agreement, transfer or assign, or subordinate to any Liabilities other than the Senior Liabilities, any Junior Liabilities or any rights in respect thereof; (b) take any collateral security for any Junior Liabilities; (c) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to Deepwater; (d) amend, supplement or modify any of the terms or provisions of any instrument or document evidencing any of the Junior Liabilities in a manner inconsistent herewith or prohibited by the Participation Agreement; or (e) upon the occurrence and continuation of any Event of Default in respect of any of the Senior Liabilities, attempt to enforce or collect any of the Junior Liabilities or any rights in respect thereof prior to the payment in full of all Senior Liabilities.

7.   Rights of Beneficiaries. Beneficiary in accordance with the terms of the
     -----------------------
     Transaction Documents may, from time to time, whether before or after any discontinuance of these Subordination Provisions, at their sole discretion and without notice to the Junior Creditors, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities (provided that this clause (a) does not and shall not be deemed to constitute a grant of, or consent to, a lien or security interest on any property of the Junior Creditors); (b) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; (d) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any property (provided, that this clause (d) does not and shall not be deemed to constitute a grant of, or consent to, a lien or security interest on any property of Deepwater) securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property (provided that this clause (d) does not and shall not be deemed to constitute an agreement to release, compromise, alter or exchange any obligations of any nature of the Junior Creditors with respect to any such property of the Junior Creditors); and (e) release, compromise, alter or exchange any guarantee obligations or other obligations of any nature of any obligor under the Transaction Documents or any documents to which Deepwater is a party.

8.   Transfer of Senior Liabilities. Subject to the provisions of the
     ------------------------------
     Participation Agreement and the other Transaction Documents, any Beneficiary may from time to time, whether before or after any discontinuance of these Subordination Provisions, without notice to Deepwater (subject to the express provisions of the Participation Agreement) or the Junior Creditors, assign or transfer any or all of the Senior Liabilities, or any interest therein, and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of these Subordination Provisions, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of these Subordination Provisions, to the same extent as if such assignee or transferee were the transferring Beneficiary to the extent of the interest transferred.

9.   Definitions. Unless otherwise defined herein, terms used herein have the
     -----------
     meanings assigned to such terms in Appendix 1 of that certain Amended and Restated Participation Agreement, dated the date hereof (the "Participation
                                                                   -------------
     Agreement"), among Deepwater Drilling II L.L.C., a Delaware limited
     ---------
     liability company, Wilmington Trust FSB, a Federal savings bank, not in its individual capacity except as expressly provided, but solely as trustee under the Investment Trust Agreement, Deepwater Investment Trust 1999-A, a Delaware business trust, Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity except as expressly provided, but solely as Charter Trustee, various financial institutions, as Certificate Purchasers, Hatteras Funding

     Corporation, as the Conduit (Hatteras), Liberty Street Funding Corp., as the Conduit (Liberty), Paradigm Fundings LLC, as the Conduit (Paradigm), various financial institutions, as Liquidity Purchasers, Bank of America N.A., as Administrative Agent, the Investment Trust Beneficiary, various Administrators and Liquidity Agents, solely with respect to Sections 2.15, 9.4, 12.13(b) and 12.13(d) thereof, Transocean Sedco Forex Inc. and Conoco Inc., and solely with respect to Sections 5.2 and 6.4, RBF Deepwater Exploration II Inc. and Conoco Development II Inc.


               a)             "Junior  Liabilities" means all Liabilities of
                               -------------------
                              Deepwater under or in connection with any Subordinated Debt.

               b)             "Liabilities"  means  collectively  all
                               -----------
                              obligations of Deepwater, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due.

               c)             "Senior  Liabilities"  means  collectively  all
                               -------------------
                              Liabilities owed to any of the Beneficiaries under the Transaction Documents; it being expressly understood and agreed that the term "Senior
                                                                         ------
                              Liabilities",  as  used  herein, shall include any
                              -----------
                              and all Charter Return or interest accruing on any of the Senior Liabilities after the commencement of  any  proceedings  referred  to  in  Section 2,
                                                                      ---------
                              notwithstanding any provision or rule of law which might restrict the rights of any Beneficiary, as against Deepwater or anyone else, to collect Charter Return or interest.

               d)             "Beneficiary"  means  any  or  all  of the Charter
                               -----------
                              Trustee, the Investment Trustee, the Investment Trust Beneficiary, the Investment Trust, any Agent, the Depository or any Funding Participant or any other Indemnified Party (as defined in the Participation Agreement).

                              Transaction Documents
                             ----------------------


(i)     the  Participation  Agreement;
(ii)    the  Charter  Trust  Agreement;
(iii)   the  Investment  Trust  Agreement;
(iv)    the  Deepwater  Hedging  Agreements,  if  any;
(v)     the  Hedging  Agreements,  if  any;
(vi)    the  Drilling  Consent;
(vii)   the  Master  Charter;
(viii)  Charter  Supplement  No.  1;
(ix)    Charter  Supplement  No.  2;
(x)     the  Security  Documents;
(xi)    the  Series  A  Charter  Trust  Certificates;
(xii)   the  Series  B  Charter  Trust  Certificate;
(xiii)  Loan  Agreement;
(xiv)   [Intentionally  Omitted];
(xv)    Fee  Letters;
(xvi)   Notes
(xvii)  the  Conoco  Guaranty;  and
(xviii) the  Transocean  Guaranty.